As filed with the Commission on May 10, 2000
                                                     1933 Act File No. _________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.


                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.             Copies to:        Christopher P. Harvey, Esq.
One South Street                                     Hale & Dorr LLP
Baltimore, Maryland  21202                           60 State Street
(Name and Address of Agent                           Boston, MA  02109
for Service)

Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June , 2000 pursuant to Rule 488 under the Securities Act of 1933.

                              INTERMEDIATE TAX FREE
                        (A SERIES OF BT INVESTMENT FUNDS)
                                ONE SOUTH STREET
                               BALTIMORE, MD 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR JULY ---, 2000

THIS IS THE FORMAL AGENDA FOR A SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF (THE "MEETING") OF SHAREHOLDERS OF YOUR MUTUAL FUND. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND, IN CASE YOU WANT TO ATTEND THIS MEETING IN PERSON, THE TIME AND PLACE OF THE MEETING.

To the shareholders of Intermediate Tax Free ("Tax Free Fund"):

A Meeting of Tax Free Fund shareholders will be held at One South Street, Baltimore, MD 21202 on July ___, 2000 at 10:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between Tax Free Fund and Municipal Bond ("Municipal Fund"). Under this Agreement, Tax Free Fund would transfer all of its assets to Municipal Fund in exchange for Institutional shares of Municipal Fund. These shares would be distributed proportionately to you and the other shareholders of Tax Free Fund. Municipal Fund would also assume Tax Free Fund's stated liabilities. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2.       Any other business that may properly come before the Meeting.

Shareholders of record as of the close of business on June 2, 2000 are entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. YOU MAY ALSO VOTE YOUR SHARES BY CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD OR BY LOGGING ON TO THE INTERNET AT WWW.PROXYVOTE.COM. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, TAX FREE FUND WILL INCUR ADDITIONAL COSTS TO SOLICIT PROXIES.

                                                     /s/Daniel O. Hirsch
                                                     Daniel O. Hirsch
                                                     Secretary

JUNE __, 2000

                               PROXY STATEMENT OF
                              INTERMEDIATE TAX FREE
                        (A SERIES OF BT INVESTMENT FUNDS)

                                 PROSPECTUS FOR
                      MUNICIPAL BOND -- INSTITUTIONAL CLASS
                 (A SERIES OF MORGAN GRENFELL INVESTMENT TRUST)

This proxy statement and prospectus sets forth concisely the information you should know before voting on the proposed reorganization of Intermediate Tax Free, One South Street, Baltimore, MD 21202, 1-800-730-1313 ("Tax Free Fund") into Municipal Bond, One South Street, Baltimore, MD 21202 ("Municipal Fund"). Please read it carefully and retain it for future reference.

Both Municipal Fund and Tax Free Fund (each a "Fund" and together the "Funds" ) are open-end mutual funds investing in investment grade municipal securities. Municipal Fund's investment objective is a high level of income exempt from regular federal income tax, consistent with the preservation of capital and Tax Free Fund's investment objective is a high level of current income exempt from federal income tax consistent with moderate risk of capital.

HOW THE REORGANIZATION WILL WORK

[ ] Tax Free Fund will transfer all of its assets to Municipal Fund. Municipal Fund will assume Tax Free Fund's stated liabilities.

[ ] Municipal Fund will issue Institutional shares to Tax Free Fund in an aggregate amount equal to the value of the assets it receives, less the liabilities it assumes, in the reorganization. These Institutional shares will be distributed to Tax Free Fund's shareholders in proportion to their holdings in Tax Free Fund on the reorganization date.

[ ] As described below, the reorganization will be tax-free for federal income tax purposes.

[ ] Tax Free Fund will be liquidated and terminated, and you will be a shareholder of Municipal Fund.

AN INVESTMENT IN MUNICIPAL FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                          WHERE TO GET MORE INFORMATION
--------------------------------------------------------------------------------

Prospectus of Municipal Fund dated 2/28/00.       In the same envelope as this
                                                  proxy statement and
                                                  prospectus.

------------------------------------------------
Municipal Fund's annual report to shareholders
dated 10/31/99.
--------------------------------------------------------------------------------
Prospectus of Tax Free Fund dated 1/31/00.        On file with the Securities
                                                  and Exchange Commission
------------------------------------------------  ("SEC") and available at no
Tax Free Fund's annual report to shareholders     charge by calling
dated 9/30/99 and semi-annual report dated        1-800-730-1313 or writing to
3/21/00.                                          us at the address shown below.
------------------------------------------------
A statement of additional information dated
June __, 2000 contains additional information
about both Municipal Fund and Tax Free Fund,
respectively.
------------------------------------------------ -------------------------------

To ask questions about this proxy statement and   Call our toll-free telephone
prospectus.                                       number: 1-800-730-1313 or
                                                  write to us at Service Center,
                                                  P.O. Box 219210, Kansas City,
                                                  MO 64121-9210.
------------------------------------------------ -------------------------------

       The date of this proxy statement and prospectus is June __, 2000.

TABLE OF CONTENTS

                                                                   Page
                                                                   ----
INTRODUCTION                                                         1

SUMMARY                                                              1

THE REORGANIZATION                                                   6

CAPITALIZATION                                                       10

COMPARISON OF BUSINESS TRUSTS UNDER
 DELAWARE AND MASSACHUSETTS LAW                                      11

ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                               12

BOARDS' EVALUATIONS AND RECOMMENDATIONS                              13

VOTING RIGHTS AND REQUIRED VOTE                                      13

INFORMATION CONCERNING THE MEETING                                   14

OWNERSHIP OF SHARES OF THE FUNDS                                     15

EXPERTS                                                              16

AVAILABLE INFORMATION                                                16


                             ADDITIONAL INFORMATION

A. Agreement and Plan of Reorganization between Municipal Fund and Tax Free Fund(attached to this proxy statement and prospectus)

B.       Prospectus dated February 28, 2000 of Municipal Fund

                                  INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of Tax Free Fund to solicit proxies to be voted at a Special Meeting ( the "Meeting" ) of shareholders of Tax Free Fund, or any adjournment of the Meeting. The Meeting will be held at One South Street, Baltimore, MD 21202 on July ___, 2000 at 10:00 a.m., Eastern Time. The purpose of the Meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of Tax Free Fund into Municipal Fund. This proxy statement and prospectus and a proxy card are being mailed to Tax Free Fund's shareholders on or about June ___, 2000.

WHO IS ELIGIBLE TO VOTE?

Tax Free Fund shareholders of record on June 2, 2000 are entitled to attend and vote at the Meeting or any adjournments thereof. Each share of Tax Free Fund outstanding on June 2, 2000 is entitled to one vote. Shares represented by properly executed proxies, or shares voted by telephone or on the Internet, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary. More complete information appears later in this proxy statement. You should read the entire proxy statement and prospectus and the enclosed exhibits carefully because they contain details that are not in the summary.

COMPARISON OF MUNICIPAL FUND AND TAX FREE FUND

---------------------------- ------------------------------------------- -------------------------------------------
                                           MUNICIPAL FUND                              TAX FREE FUND
---------------------------- ------------------------------------------- -------------------------------------------
GENERAL                      A diversified series of Morgan Grenfell     A diversified series of BT Investment
                             Investment Trust ("MG Trust").  MG Trust    Funds ("BT Trust").  BT Trust is an
                             is an open-end management investment        open-end management investment company
                             company organized as a Delaware business    organized as a Massachusetts business
                             trust.                                      trust.
---------------------------- ------------------------------------------- -------------------------------------------
INVESTMENT                   Municipal Fund invests directly in          Tax Free Fund is a feeder fund in a
STRUCTURE                    securities, as described below.             master-feeder structure, which means that
                                                                         it invests all of its assets in a master
                                                                         portfolio, the Intermediate Tax Free
                                                                         Portfolio ("Tax Free Portfolio"). Tax
                                                                         Free Portfolio has the same investment
                                                                         objective as Tax Free Fund. All
                                                                         references to Tax Free Fund in this proxy
                                                                         statement and prospectus include Tax Free
                                                                         Portfolio where appropriate.
 ---------------------------- ------------------------------------------- -------------------------------------------
NET ASSETS AS OF             $xxx,xxx,xxx.xxx                            $x,xxx,xxx.xxx
JUNE 2, 2000
---------------------------- ------------------------------------------- -------------------------------------------
INVESTMENT                   Deutsche Asset Management, Inc. ("DAMI")    Bankers Trust Company ("BT") is the
ADVISERS                     is Municipal Fund's investment adviser.     investment adviser of Tax Free Portfolio,
                                                                         in which Tax Free Fund invests.
---------------------------- ---------------------------------------------------------------------------------------

---------------------------- ------------------------------------------- -------------------------------------------
                                           MUNICIPAL FUND                              TAX FREE FUND
---------------------------- ------------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------------------------------------------------------
CONTROL OF INVESTMENT        DAMI and BT are indirect wholly owned subsidiaries of Deutsche Bank A.G., an
ADVISERS                     international commercial and investment-banking group.
---------------------------- ------------------------------------------- -------------------------------------------
INVESTMENT OBJECTIVE         The Fund seeks a high level of income          The Fund invests for a high level of
                             exempt from regular federal income tax,        current income exempt from Federal income
                             consistent with the preservation of capital.   tax consistent with moderate risk of capital.

---------------------------- ---------------------------------------------------------------------------------------
PORTFOLIO MANAGERS           The Municipal Fund is managed by David         Gary Pollack, a principal of B T, is the
                             Baldt, Managing Director of DAMI, Ted          portfolio manager for Tax Free Fund.
                             Manges, Daniel Scholl, and Susan Beck,
                             each a Vice President of DAMI.
---------------------------- ---------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS        Each Fund invests primarily (at least 80% of its net assets) in municipal securities that are exempt from federal income tax.
---------------------------- ---------------------------------------------------------------------------------------
RESTRICTIONS ON              Municipal Fund does not have a                 Tax Free Fund may invest up to 20%
INVESTMENTS                  restriction on the percentage of assets        of its assets in obligations
                             that may be invested in obligations            the interest on which is subject to the
                             the interest on which is subject to            federal alternative minimum tax.
                             the federal  alternative minimum
                             tax.
                             ------------------------------------------- -------------------------------------------
                             Municipal Fund may invest 25% or more of       Tax Free Fund may invest in private
                             its total assets in private activity and       activity bonds if the interest  paid on
                             industrial development bonds if the            them is exempt from regular federal
                             interest paid on them is exempt from           income tax.
                             regular federal income tax.
                             ------------------------------------------- -------------------------------------------
                             Each Fund invests primarily in high quality bonds (those rated within the top three rating categories). Municipal Fund may invest up to 15% of its assets in bonds that are rated in the fourth highest category.
                             ---------------------------------------------------------------------------------------
                             In the event that any security is downgraded, the adviser will determine whether to hold or sell the security.
                             ---------------------------------------------------------------------------------------
                             Each Fund may invest up to 20% of its total assets in taxable securities to maintain liquidity.
---------------------------- ---------------------------------------------------------------------------------------
PRINCIPAL STRATEGIES         Municipal Fund generally uses a                Tax Free Fund seeks to increase its
                             "bottom-up" approach to picking                income primarily by managing the duration
                             securities.  The portfolio managers focus      of its portfolio.  Tax Free Fund seeks a
                             on the securities and sectors they             current yield from interest income that
                             believe are undervalued relative to the        is greater than that generally obtainable
                             market, rather than relying on interest        from short-term tax-exempt bonds with the
                             rate forecasts.                                highest investment ratings.

                             Issuer research lies at the heart of the       The portfolio manager adjusts the average
                             investment process.  In selecting              duration of the bonds held by the Fund
                             individual securities for investment, the      according to current market and credit
                             portfolio managers:                            conditions and his assessment of
                                                                            prospective changes in interest rate
                             o        Assign a relative value, based        forecasts.
                             on creditworthiness, cash flow and price,
                             to each bond.                                  o        If the manager's analysis
                             o        Use credit analysis to determine      indicates that yields are not likely to
                             the issuer's ability to fulfill its            change, the manager attempts to align the
                             contracts.                                     Fund's average duration to that of the
                             o        Compare each bond with a U.S.         intermediate-duration municipal market as
                             Treasury instrument to develop                 a whole.
---------------------------- ------------------------------------------- -------------------------------------------

---------------------------- ------------------------------------------- -------------------------------------------
                                           MUNICIPAL FUND                              TAX FREE FUND
---------------------------- ------------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------------------------------------------------------
PRINCIPAL STRATEGIES         a theoretical intrinsic value. They look    o        If the manager expects yields to
(continued)                  to exploit any inefficiencies between       rise, the manager will shorten the Fund's
                             intrinsic value and market trading price.   duration by buying shorter maturity bonds
                             o        Subordinate sector weightings to   and selling longer maturity bonds, a
                             individual bonds that may add               tactic that seeks to insulate the value
                             above-market value.                         of Fund shares from falling bond prices.
                                                                         o        If the manager expects yields to
                             Municipal Fund intends to maintain a        fall, the manager will lengthen the
                             dollar weighted effective average           Fund's duration by selling shorter
                             portfolio maturity of five to ten years.    maturity bonds and buying bonds with
                                                                         maturities of up to 20 years to capture
                                                                         the gain in prices.

                                                                         Tax Free Fund's duration can vary
                                                                         approximately 12 months in either
                                                                         direction from the duration of the whole
                                                                         intermediate-term market.

                                                                         Tax Free Fund also attempts to increase
                                                                         current income by capturing temporary
                                                                         variations in the "spread" among
                                                                         different kinds of municipal bonds.
---------------------------- ------------------------------------------- -------------------------------------------
TEMPORARY DEFENSIVE          Each Fund may depart from its principal investment strategies in order to take a
POSITIONS                    temporary defensive position in response to adverse market, economic or political conditions.
--------------------------------------------------------------------------------------------------------------------
                                    PRINCIPAL INVESTMENT RISKS
---------------------------- ---------------------------------------------------------------------------------------
General                      You could lose money on your investment in either Fund. There is no guarantee that either Fund will achieve its investment objective.
---------------------------- ---------------------------------------------------------------------------------------
Interest rate risk           The value of each Fund will fluctuate inversely with changes in interest rates.
                             Typically, a rise in interest rates causes a decline in the market value of fixed income securities and vice versa.
---------------------------- ---------------------------------------------------------------------------------------
Prepayment Risk              As interest rates decline, the issuers of securities held by each Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.
---------------------------- ---------------------------------------------------------------------------------------
Credit risk                  Each Fund faces the risk that the creditworthiness of the issuers may decline, causing the value of the bonds to decline. In addition, issuers of securities owned by a Fund may default on their obligations to pay principal and/or interest or may have their credit ratings downgraded.
---------------------------- ---------------------------------------------------------------------------------------
                             Fixed income securities rated in the fourth highest
                             category have speculative characteristics. These
                             securities involve greater risk of loss than higher
                             quality securities and are more sensitive to
                             changes in the issuer's capacity to pay.
---------------------------- ------------------------------------------- -------------------------------------------

---------------------------- ------------------------------------------- -------------------------------------------
                                           MUNICIPAL FUND                              TAX FREE FUND
---------------------------- ------------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------------------------------------------------------
Maturity Risk                Prices of each Fund's fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
---------------------------- ---------------------------------------------------------------------------------------
Tax Liability Risk           Distributions by each Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return.
---------------------------- ---------------------------------------------------------------------------------------
Market Risk                  Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.
---------------------------- ---------------------------------------------------------------------------------------

                                BUYING, EXCHANGING AND REDEEMING SHARES
---------------------------- ---------------------------------------------------------------------------------------
                             Each Fund calculates its net asset value per share (NAV) at the close of regular trading on The New York Stock Exchange (NYSE) on each business day.  Each Fund's
Net asset value              portfolio securities are valued either based on market quotations or, if market quotations are unavailable, by the method that most accurately reflects their fair value.
---------------------------- ------------------------------------------- -------------------------------------------
Classes of shares            Municipal Fund offers two classes of        Tax Free Fund has only one class of
                             shares:  Institutional shares and           shares, which is offered without a sales
                             Investment shares.  Both Institutional      charge.
                             and Investment shares are offered to the
                             public without a sales charge.  Only
                             Institutional shares are being offered to
                             Tax Free Fund shareholders in this proxy
                             statement and prospectus.
---------------------------- ------------------------------------------- -------------------------------------------
Rule 12b-1 and               Institutional shares are not subject to     Tax Free Fund shares are not subject to
service fees                 any Rule 12b-1 or service fee.              any Rule 12b-1 or service fee.
---------------------------- ------------------------------------------- -------------------------------------------
Buying and selling shares    Investors may purchase or redeem shares either from authorized brokers or directly from the Fund.
---------------------------- ---------------------------------------------------------------------------------------
Minimum investment           Institutional shares: $250,000              Initial:  $2,500
amounts                                                                  Subsequent:  $250
---------------------------- ------------------------------------------- -------------------------------------------
Exchanging shares            Shares may be exchanged for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of your first exchange).
---------------------------- ---------------------------------------------------------------------------------------

Municipal Fund will waive the minimum investment amount for any Tax Free Fund account that, after the reorganization, contains less than the minimum investment amount required for Municipal Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of Municipal Fund or shares of Tax Free Fund. The table also shows pro forma expenses of Institutional shares of Municipal Fund following the proposed reorganization.

ANNUAL FEES AND EXPENSES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  ------------------------------------------------- -------------------- -------------------------- ----------------------------
                                                    Municipal Fund       Tax Free Fund(1)           Municipal Fund
                                                    Institutional        Investment Class           Institutional Class
                                                    Class                Fiscal Year End
                                                    Fiscal Year End      September 30, 1999         Pro Forma
                                                    October 31, 1999
   ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Management fees                                   0.40%                0.40%                      0.40%
  ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Distribution (12b-1) and/or service fees          None                 None                       None
  ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Other expenses                                    0.18%                1.01%                      0.18%
  ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Total annual Fund operating expenses              0.58%                1.41%                      0.58%
  ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Less fee waivers or expense reimbursements (2)   (0.03)%              (0.56%)                    (0.03%)
  ------------------------------------------------- -------------------- -------------------------- ----------------------------
  Net expenses                                      0.55%                0.85%                      0.55%
  ------------------------------------------------------------------------------------------------------------------------------

  (1) Information on the annual operating expenses reflects the expenses of both Tax Free Fund and Tax Free Portfolio, the master fund in which Tax Free Fund invests its assets.

  (2) The investment adviser and administrator for Municipal Fund have contractually agreed for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees and reimburse expenses so that the total expenses of Municipal Fund will not exceed 0.55%. Tax Free Fund's adviser and administrator have contractually agreed for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimburse expenses so that the total expenses of Tax Free Fund will not exceed 0.85%.

  ------------------------------------------------------------------------------


                               THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board of each Fund has approved the Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

[ ]     The reorganization is scheduled to occur at 5:00 p.m., Eastern
        Time, on August___, 2000, but may occur on a later date agreed to by the parties.

[ ] Prior to the reorganization Tax Free Fund will redeem its entire interest in Tax Free Portfolio in exchange for its pro rata share of the portfolio securities and other assets of Tax Free Portfolio. In the reorganization, Tax Free Fund will transfer all of its assets to Municipal Fund, and in exchange Municipal Fund will assume Tax Free Fund's stated liabilities and issue Institutional shares as described below.

[ ] Municipal Fund will issue Institutional shares to Tax Free Fund in an amount equal to the value of the assets received by Municipal Fund, less the liabilities assumed by Municipal Fund in the transaction. These shares will immediately be distributed by Tax Free Fund to Tax Free Fund's shareholders in proportion to their holdings in Tax Free Fund on the reorganization date. As a result, shareholders of Tax Free Fund will become Institutional shareholders of Municipal Fund.

[ ] The net asset value of both Funds will be computed as of the close of regular trading on The New York Stock Exchange (normally 4:00 p.m., Eastern Time), on the reorganization date.

[  ]    In connection with the reorganization, Tax Free Fund will be terminated and liquidated.

The following diagram shows how the reorganization will be carried out.

-----------------------                                                        --------------------
    Tax Free Fund                                                                Municipal Fund
 transfers its assets                                                            receives assets
  and liabilities to    ->->->->->->->->->->->->->->->->->->->->->->->->->->    from and assumes
    Municipal Fund                                                             liabilities of Tax
                                                                                    Free Fund
-----------------------                                                        --------------------
    Tax Free Fund                          Tax Free Fund                         Municipal Fund
 shareholders receive                     receives these                          Institutional
    Municipal Fund       <-<-<-<-<-<-       shares and         <-<-<-<-<-<-     shares are issued
 Institutional shares                    distributes them
                                        to its shareholders
-----------------------                                                        --------------------

TAX STATUS OF THE REORGANIZATION

The reorganization will not take place unless Tax Free Fund and Municipal Fund receive from Hale and Dorr LLP, counsel to Municipal Fund, a satisfactory opinion substantially to the effect that:

        [ ] The acquisition by Municipal Fund of all of the assets of Tax Free Fund solely in exchange for the issuance of Institutional shares of Municipal Fund to Tax Free Fund and the assumption of certain scheduled Tax Free Fund liabilities by Municipal Fund, followed by the distribution by Tax Free Fund, in liquidation of Tax Free Fund, of Institutional shares of Municipal Fund to the shareholders of Tax Free Fund in exchange for their Tax Free Fund shares of beneficial interest and the termination of Tax Free Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and Tax Free Fund and Municipal Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

        [ ] No gain or loss will be recognized by Tax Free Fund upon (i) the transfer of all of its assets to Municipal Fund solely in exchange for the issuance of Institutional shares of Municipal Fund to Tax Free Fund and the assumption of certain scheduled Tax Free Fund liabilities by Municipal Fund and (ii) the distribution by Tax Free Fund of such Institutional shares of Municipal Fund to the shareholders of Tax Free Fund.

        [ ] No gain or loss will be recognized by Municipal Fund upon the receipt of the assets of Tax Free Fund solely in exchange for the issuance of Institutional shares of Municipal Fund to Tax Free Fund and the assumption of certain scheduled Tax Free Fund liabilities by Municipal Fund.

        [ ] The basis of the assets of Tax Free Fund acquired by Municipal Fund will be, in each instance, the same as the basis of those assets in the hands of Tax Free Fund immediately prior to the transfer.

        [ ] The tax holding period of the assets of Tax Free Fund in the hands of Municipal Fund will, in each instance, include Tax Free Fund's tax holding period for those assets.

        [ ] The shareholders of Tax Free Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of Tax Free Fund solely for Institutional shares of Municipal Fund as part of the transaction.

        [ ] The basis of Institutional shares of Municipal Fund received by Tax Free Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of Tax Free Fund surrendered in exchange therefor.

        [ ] The tax holding period of the class of Institutional shares of Municipal Fund received by Tax Free Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of Tax Free Fund surrendered in exchange therefor, provided that Tax Free Fund shares were held as capital assets on the date of the exchange.

As Municipal Fund shareholders, former Tax Free Fund shareholders will become liable for taxes payable on their proportionate share of any taxable income and capital gains recognized by Municipal Fund. These may include not only taxable income and gains recognized after the reorganization, but also taxable income and capital gains recognized but not distributed prior to the reorganization and taxable income and capital gains attributable to pre-reorganization periods but not recognized until after the reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

The Board of Trustees of Tax Free Fund believes that the proposed reorganization will be advantageous to the shareholders of Tax Free Fund for several reasons. The Board of Trustees considered the following matters, among others, in approving the reorganization at a meeting held on September 8, 1999.

OVERLAPPING INVESTMENT STRATEGY AND MARKET NICHE. Tax Free Fund and Municipal Fund have significantly similar investment objectives and investment strategies. In addition, the portfolios of both Funds have a generally similar average maturity and duration, as well as comparable credit ratings. Due to the acquisition of BT by Deutsche Bank A.G. on June 4, 1999, the same sales force is now marketing both Funds. Because of the confusion which might be caused by offering clients competing intermediate-duration municipal bond Funds, it is not advantageous to operate and market the Tax Free Fund separately from the Municipal Fund.

GREATER DIVERSIFICATION. As described further below, the Municipal Fund is significantly larger than the Tax Free Fund. Shareholders of both Funds may be better served by a combined Fund offering greater diversification. To the extent that combining the Funds' assets into a single portfolio creates a larger asset base, Municipal Fund's investment portfolio can achieve greater diversification after the reorganization than is currently possible for both Funds and particularly the significantly smaller Tax Free Fund. Greater diversification is expected to benefit the shareholders of both Funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

INVESTMENT PERFORMANCE. Municipal Fund Institutional shares received in the reorganization will provide Tax Free Fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. Tax Free Fund's Board of Trustees also considered the performance history of each Fund, which is shown in the table below. For the comparable periods since Municipal Fund's inception date of December 13, 1991, Municipal Fund Institutional Class has outperformed Tax Free Fund. The Trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these Funds, all shareholders may benefit by the greater diversification and the possibility of reduced expenses due to the combination of the Funds.

  -------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS(1)
  --------------------------------------- ------------------------------------- -------------------------------------
  FOR THE PERIOD ENDING                              MUNICIPAL FUND                        TAX FREE FUND
  MARCH 31, 2000                                  INSTITUTIONAL SHARES
                                                  (INCEPTION 12/13/91)                  (INCEPTION 07/20/92)
  --------------------------------------- ------------------------------------- -------------------------------------
  1 year                                                 0.03%                                (0.23)%
  --------------------------------------- ------------------------------------- -------------------------------------
  3 years                                                4.65%                                 4.47%
  --------------------------------------- ------------------------------------- -------------------------------------
  5 years                                                5.54%                                 4.83%
  --------------------------------------- ------------------------------------- -------------------------------------
  Inception                                              7.08%                                 4.80%
  --------------------------------------- ------------------------------------- -------------------------------------
--------
(1) Past performance offers no indication of how the Fund will perform in the future.

POSSIBILITY OF REDUCED EXPENSES. A combined Fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for Tax Free Fund. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. As shown in the Fees and Expenses table, the Total Annual Fund Operating Expenses of Municipal Fund Institutional shares are lower than the total for the Tax Free Fund, both on a gross and net basis.

BENEFITS TO MUNICIPAL FUND. The Board of Trustees of Municipal Fund considered at a meeting held on August 19, 1999, that the reorganization presents an excellent opportunity for Municipal Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to Municipal Fund and its shareholders.

BENEFITS TO ADVISORS AND OTHER SERVICE PROVIDERS. The Board of Trustees of each Fund considered that the Fund's advisers, administrators and distributors might also benefit from the reorganization. For example, the advisers and administrators might function more efficiently and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare fewer prospectuses, reports and regulatory filings. The trustees believe, however, that these savings will not amount to a significant economic benefit.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

SURRENDER OF SHARE CERTIFICATES. Shareholders of Tax Free Fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to Tax Free Fund or deliver to Tax Free Fund a lost certificate affidavit, in the form and accompanied by any surety bonds that Tax Free Fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered to Tax Free Fund will be cancelled, will no longer evidence ownership of Tax Free Fund's shares and, if not otherwise surrendered, will evidence ownership of Municipal Fund Institutional shares. Shareholders may not redeem or transfer Municipal Fund Institutional shares received in the reorganization until they have surrendered their Tax Free Fund share certificates or delivered an Affidavit. Municipal Fund will not issue share certificates in the reorganization.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of Tax Free Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Municipal Fund of all its obligations under the Agreement and the receipt of an officers' certificate from Municipal Fund (see Agreement, paragraphs 6 and 7).

The obligation of Municipal Fund to consummate the reorganization is also subject to the satisfaction of certain conditions under the Agreement including Tax Free Fund having distributed to its shareholders for its taxable year ending on the closing date of the Reorganization: (1) all of its investment company taxable income (prior to reduction by any dividends paid deduction); (2) all of its net capital gain, after reduction by any capital loss carry forward; and (3) all of the excess of (i) its interest income excludable from federal gross income over (ii) the related deductions disallowed under the Code (see Agreement, paragraphs 6 and 7).

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of Tax Free Fund, in accordance with the provisions of Tax Free Fund's declaration of trust and by-laws. The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel for the Municipal Fund as to the federal income tax consequences of the reorganization.

TERMINATION OF AGREEMENT. Tax Free Fund or Municipal Fund may mutually agree to terminate the Agreement (even if the shareholders of Tax Free Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has materially breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

EXPENSES OF THE REORGANIZATION. Each fund will bear its own expenses in connection with the reorganization.

                                 CAPITALIZATION

The following table sets forth the capitalization of each Fund as of March 31, 2000 and the PRO FORMA combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects PRO FORMA exchange ratios of approximately 0.969 Municipal Fund Institutional shares being issued for each share of Tax Free Fund. If the reorganization is consummated as proposed, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors, including:

        [ ] The market value of the portfolio securities of both Municipal Fund and Tax Free Fund between March 31, 2000 and the reorganization date.

        [ ] Changes in the amount of undistributed net investment income and net realized capital gains of Municipal Fund and Tax Free Fund during that period resulting from income and distributions.

        [ ] Changes in the accrued liabilities of Municipal Fund and Tax Free Fund during the same period.

  ------------------------------- ----------------------- --------------------------- -------------------------------
                                                                                              MUNICIPAL FUND
  CAPITALIZATION AS                   TAX FREE FUND             MUNICIPAL FUND               PRO FORMA COMBINED(1)
  OF MARCH 31, 2000                                          INSTITUTIONAL CLASS           INSTITUTIONAL CLASS
  ------------------------------- ----------------------- --------------------------- -------------------------------
  Net assets                           $19,252,541               $474,092,667                  $493,345,208
  ------------------------------- ----------------------- --------------------------- -------------------------------
  Net asset value per share               $10.34                    $10.67                        $10.67
  ------------------------------- ----------------------- --------------------------- -------------------------------
  Shares outstanding                    1,862,775                 44,428,225                    46,232,587
  ------------------------------- ----------------------- --------------------------- -------------------------------

(1) If the reorganization had taken place on March 31, 2000 Tax Free Fund would have received 1,804,362 Institutional shares of Municipal Fund, which would have been available for distribution to the shareholders of Tax Free Fund.

It is impossible to predict how many Institutional shares of Municipal Fund will actually be received and distributed by Tax Free Fund on the reorganization date. The table should not be relied upon to determine the amount of Municipal Fund Institutional shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

Tax Free Fund is organized as a Massachusetts business trust. Municipal Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

Limitation of Shareholders' and Funds' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as Tax Free Fund) may, under certain circumstances, be personally liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware statutory law may be considered to afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While it is frequently assumed that a Massachusetts business trust will be liable only for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. These limitations on liability under Delaware law are generally consistent with those applicable to directors of a corporation under Delaware law and may be beneficial in attracting and retaining qualified persons to act as trustees. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit.

Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit shareholder voting through computer or electronic media. For an investment company with a significant number of shareholders with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting.

Declarations of Trust. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that a Delaware business trust operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each Fund's prospectus you can find additional information about the business of the Fund.

  --------------------------------------- ---------------------------------------------------------------------------
           TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUSES
  --------------------------------------- ------------------------------------- -------------------------------------
                                                     MUNICIPAL FUND                        TAX FREE FUND
  --------------------------------------- ------------------------------------- -------------------------------------
  RISK/RETURN SUMMARY                     Overview of Municipal Bond            Overview of  Intermediate Tax Free
  --------------------------------------- ---------------------------------------------------------------------------
  Investment objectives/goals             Goal
  --------------------------------------- ---------------------------------------------------------------------------
  Principal investment strategies         Core Strategy, Investment Policies and Strategies
  --------------------------------------- ---------------------------------------------------------------------------
  Principal risks of investing in the     Principal Risks of Investing in the Fund, Who Should Consider Investing
  Funds: narrative disclosure             in the Fund
  --------------------------------------- ---------------------------------------------------------------------------
  Principal risks of investing in the     Total Returns, After Fees and Expenses
  Funds: risk/return bar chart and table
  --------------------------------------- ---------------------------------------------------------------------------
  Fee table                               Annual Fund Operating Expenses
  --------------------------------------- ---------------------------------------------------------------------------
  BODY OF PROSPECTUS                      A Detailed Look at Municipal Bond     A Detailed Look at Intermediate Tax
                                                                                Free
  --------------------------------------- ------------------------------------- -------------------------------------
  Investment objectives, principal        Objective, Strategy, Principal        Objective, Strategy, Principal
  investment strategies and related       Investments, Investment Process,      Investments, Investment Process,
  risks                                   Other Investments and Risks           Risks
  --------------------------------------- ---------------------------------------------------------------------------
  Management: investment                  Management of the Fund
  Adviser and portfolio manager
  --------------------------------------- ---------------------------------------------------------------------------
  Shareholder information:                Calculating the Fund's Share Price
  Pricing of Fund shares
  --------------------------------------- ---------------------------------------------------------------------------
  Shareholder information:                Buying and Selling Fund Shares
  Purchase of Fund shares
  ---------------------------------------
  Shareholder information:
  Redemption of Fund shares
  --------------------------------------- ---------------------------------------------------------------------------
  Shareholder information:                Dividends and Distributions, Tax Considerations
  Dividends and distributions; tax
  consequences
  --------------------------------------- ---------------------------------------------------------------------------

  --------------------------------------- ---------------------------------------------------------------------------
           TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUSES
  --------------------------------------- ------------------------------------- -------------------------------------
                                                     MUNICIPAL FUND                        TAX FREE FUND
  --------------------------------------- ------------------------------------- -------------------------------------
  Financial highlights                    Financial Highlights
  Information
  --------------------------------------- ---------------------------------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of Tax Free Fund, including the trustees who are not "interested persons" of either Fund or any of their advisers ("Independent Trustees"), unanimously approved the reorganization at a meeting held on September 8, 1999. In particular, the Trustees determined that the reorganization was in the best interests of Tax Free Fund and that the interests of Tax Free Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Municipal Fund, including the Independent Trustees, unanimously approved the reorganization at a meeting held on August 19, 1999. The Trustees also determined that the reorganization was in the best interests of Municipal Fund and that the interests of Municipal Fund's shareholders would not be diluted as a result of the reorganization.

  ------------------------------------------------------------------------------
  THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF TAX FREE FUND INCLUDING THE INDEPENDENT TRUSTEES; RECOMMENDS THAT THE SHAREHOLDERS OF TAX FREE FUND VOTE "FOR" THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.
  ------------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of Tax Free Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of Tax Free Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Tax Free Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of Tax Free Fund are represented in person or by proxy, or

(2) more than 50% of the outstanding shares of  Tax Free Fund.

Shares of Tax Free Fund represented in person or by proxy, including shares that abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. These include proxies submitted by a broker or nominee holding shares in "street name" who indicate on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, Tax Free Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action, if any, may be appropriate.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the trustees, officers and employees of Tax Free Fund or by personnel of Shareholder Communications Corporation or BT or ICC Distributors, Inc., the distributor of Tax Free Fund's shares.

REVOKING PROXIES

A Tax Free Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[ ] By filing a written notice of revocation with Tax Free Fund's transfer agent, or

[ ] By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

[ ] If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of Tax Free Fund at the Meeting at any time before the proxy is voted.

Simply attending the Meeting without voting, however, will NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of June 2, 2000, xxx,xxx.xxx shares of Tax Free Fund were outstanding. Only shareholders of record on June 2, 2000 (the "record date") are entitled to notice of and to vote at the Meeting and any adjournments thereof. A majority of the outstanding shares of Tax Free Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

Tax Free Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of Tax Free Fund's shares present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE AND INTERNET VOTING

Tax Free Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of June 2, 2000, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Tax Free Fund and Municipal Fund (before the reorganization) and would own (after the reorganization), 5% or more of the shares of Municipal Fund.

  --------------------------------------- ------------------- ---------------------------- --------------------------
    NAMES AND ADDRESSES OF                  TAX FREE FUND         MUNICIPAL FUND              MUNICIPAL FUND
  OWNERS OF MORE THAN 5% OF                                    INSTITUTIONAL SHARES        INSTITUTIONAL SHARES
          SHARES                                              (BEFORE REORGANIZATION)     (AFTER REORGANIZATION)
  --------------------------------------- ------------------- ---------------------------- --------------------------
  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

  --------------------------------------- ------------------- ---------------------------- --------------------------

As of June 2, 2000, the table reflects PRO FORMA exchange ratios of approximately x.x Municipal Fund Institutional shares being issued for each share of Tax Free Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of June 2, 2000, the trustees and officers of Tax Free Fund and Municipal Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.


                              AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission" ). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York).

Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. For information on the Public Reference Section, call the SEC at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

                               FORM OF PROXY CARD
                               BT Investment Funds
                              INTERMEDIATE TAX FREE
                      ONE SOUTH STREET, BALTIMORE, MARYLAND
                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                10:00 A.M., EASTERN TIME, ON ______, JULY__, 2000

The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert to each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned. All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE INTERMEDIATE TAX FREE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL I. The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.
Receipt of the notice and the Proxy Statement, dated June ___, 2000 (the "Proxy Statement"), is hereby acknowledged.


To vote by Telephone

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

To vote by Internet

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Go to the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.
I. Approval of Agreement and Plan of Reorganization between the Institutional and Investment shares of Municipal Bond and Intermediate Tax Free, pursuant to which: (a) the Intermediate Tax Free Fund would transfer all of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund's assumption of Intermediate Tax Free Fund's liabilities and the issuance of Institutional shares of Municipal Bond Fund to be distributed pro rata to Intermediate Tax Free Fund Investment shares, and (b) Intermediate Tax Free Fund would be terminated.

FOR [ ]         AGAINST [ ]               ABSTAIN [ ]


--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.





                                 ------------------------------------------
                                 (Title or Authority)



                                 ------------------------------------------
                                 (Signature)



                                 ------------------------------------------
                                 (Signature)

                                 Dated:  [____________________________], 2000
                                 (Joint owners should EACH sign.
                                 Please sign EXACTLY as your name(s)
                                 appears on this card. When signing
                                 as attorney, trustee, executor,
                                 administrator, guardian or corporate
                                 officer, please give your FULL title
                                 below.)


------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 AGREEMENT AND PLAN OF REORGANIZATION                 EXHIBIT A

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____th day of __________, 2000, among (i) Morgan Grenfell Investment Trust (the "Morgan Grenfell Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Municipal Bond (the "Acquiring Fund"), a series of the Morgan Grenfell Trust, and (ii) BT Investment Funds (the "BT Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Intermediate Tax Free Fund (the "Acquired Fund"), a series of the BT Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of Institutional Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

         WHEREAS, the Morgan Grenfell Trust and the BT Trust are each registered open-end management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

         WHEREAS, the Board of Trustees of the Morgan Grenfell Trust has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

         WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund Shares and the assumption by Acquiring Fund of certain liabilities of the Acquired Fund is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE INSTITUTIONAL CLASS SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets to Acquiring Fund as set forth in paragraph
1.2 to the Acquiring Fund free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets transferred to Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (b) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all goodwill, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Bankers Trust Company, as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

         1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents.

2.       VALUATION

         2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

         2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

         2.3. All computations of value shall be made by Brown Brothers Harriman & Co. in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be ________________, 2000, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

         3.2. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Investment Portfolios shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding full and fractional shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the BT Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the BT Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. The BT Trust and the Acquired Fund represent and warrant to the Morgan Grenfell Trust and the Acquiring Fund as follows:

                  (a) The Acquired Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  (b) The BT Trust is a registered open-end management investment company, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect;

                  (c) The BT Trust is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

                  (d) The BT Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to the BT Trust or to the Acquired Fund prior to the Closing Date;

                  (e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to its knowledge, threatened against the BT Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The BT Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the BT Trust's ability to consummate the transactions herein contemplated;

                  (f) The Statement of Assets and Liabilities of the Acquired Fund as of September 30, 1999, has been audited by [], independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

                  (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such for its final taxable year ending on the Closing Date;

                  (j) For each taxable year of its operation, the Acquired Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

                  (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4. The Acquired Fund does
not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

                  (l) At the Closing Date, the BT Trust with respect to the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

                  (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the BT Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the Morgan Grenfell Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the BT Trust with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

                  (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement") (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                  (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Trust on behalf of the Acquired Fund of the transactions contemplated by this Agreement;

                  (q) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

                  (r) The prospectus of the Acquired Fund dated January 31, 2000, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

4.2. THE MORGAN GRENFELL TRUST AND THE ACQUIRING FUND REPRESENT AND WARRANT TO EACH OF THE OTHER PARTIES HERETO AS FOLLOWS:

                  (a) The Acquiring Fund is a series of the Morgan Grenfell Trust, which is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  (b) The Morgan Grenfell Trust is a registered open-end investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                   (c) The current prospectus of and statement of additional information of the Morgan Grenfell Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) At the Closing Date, the Morgan Grenfell Trust will have good and marketable title to the Acquiring Fund's assets;

                  (e) The Morgan Grenfell Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Morgan Grenfell Trust is a party or by which it is bound;

                  (f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Morgan Grenfell Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Morgan Grenfell Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the Morgan Grenfell Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Morgan Grenfell Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

                  (g) The Statement of Assets and Liabilities of the Acquiring Fund as of October 31, 1999, has been audited by [ ], independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

                  (h) Since October 31,1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

                  (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such on the Closing Date;

                  (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such on the Closing Date;

                  (l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

                  (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Morgan Grenfell Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Morgan Grenfell Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

                  (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (p) The information contained in the Proxy Statement and in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

                  (q) The Morgan Grenfell Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.       COVENANTS OF EACH OF THE PARTIES

         5.1. The BT Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares.

         5.2. The Morgan Grenfell Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

         5.3. The BT Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

         5.6. Subject to the provisions of this Agreement, the BT Trust, on behalf of the Acquired Fund, and the Morgan Grenfell Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the BT Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 or any other provision of the Code, and which statement will be certified by the Treasurer of the BT Trust.

         5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.9 The Acquired Fund and the Acquiring Fund shall each use its reasonable efforts to cause the Reorganization to be treated as a reorganization within the meaning of Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND (COLLECTIVELY, THE "MERGING FUNDS" AND INDIVIDUALLY, THE "MERGING FUND")

         The obligations of the Merging Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Merging Funds of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties made in this Agreement by or on behalf of the Merging Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax basis and holding periods as of the Closing Date, certified by BT Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

         6.3. The BT Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

         6.4 The Morgan Grenfell Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may by affected by the transactions contemplated by this Agreement.

7.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         7.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the BT Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

         7.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

         7.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         7.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carry forward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

         7.6. The parties shall have received a written opinion of Hale and Dorr LLP, addressed to the Morgan Grenfell Trust with respect to the Acquiring Fund and the BT Trust with respect to the Acquired Fund and satisfactory to Daniel O. Hirsch, as Secretary of each of the parties, respectively, substantially to the effect that for federal income tax purposes:

         (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

         (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

         (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

         (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

         (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

         (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

         (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

         7.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself and its shareholders that are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in paragraph 7.6.

8.       BROKERAGE FEES AND EXPENSES

         8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         8.2 Each party will bear its own expenses in connection with the transactions.

         8.3. Shareholders of each of Acquired Fund and Acquiring Fund will bear their respective expenses, if any, in connection with the transactions.

9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 4.1, 4.2 and 5.1 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

         9.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.      TERMINATION

         10.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; (b) any party hereto in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the BT Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

13.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5. It is expressly agreed that the obligations of the Morgan Grenfell Trust and the BT Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the trust property of the Morgan Grenfell Trust or the BT Trust, as the case may be, as provided in the trust instruments of the Morgan Grenfell Trust and the BT Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Morgan Grenfell Trust and the BT Trust, and this Agreement has been executed by authorized officers of the Morgan Grenfell Trust and the BT Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Morgan Grenfell Trust and the BT Trust, as the case may be, as provided in the Declarations of Trust of the Morgan Grenfell Trust and the BT Trust, respectively.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.




Attest:                                     BT INVESTMENT FUNDS ON BEHALF OF
                                            INTERMEDIATE TAX FREE


By:      __________________________ By:     __________________________
Name:    Daniel O. Hirsch           Name:    John Y. Keffer
Title:   Secretary                           Title:   President




Attest:                                     MORGAN GRENFELL INVESTMENT TRUST
                                            ON BEHALF OF MUNICIPAL BOND


By:      __________________________ By:     __________________________
Name:    Daniel O. Hirsch           Name:    Richard T. Hale
Title:   Secretary                           Title:   President

                                 MUNICIPAL BOND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June __, 2000


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Municipal Bond, dated February 28, 2000. This statement of additional information should be read in conjunction with the prospectus.

Additional copies of the prospectus may be obtained by writing to the Fund at Deutsche Asset Management Service Center, P.O. Box 219210, Kansas City, MO 641212-9210 or by telephoning the Fund toll free at 1-800-730-1313.

This statement of additional information is accompanied by the statement of additional information dated February 28, 2000, of Morgan Grenfell Investment Trust on behalf of seven separate investment portfolios, including Municipal Bond Fund, and the statement of additional information dated January 31, 2000 of BT Investment Funds on behalf of the Intermediate Tax Free Fund. Municipal Bond Fund and Intermediate Tax Free Bond Fund are referred to collectively as the "Funds".

                          ADDITIONAL INFORMATION ABOUT

                    MUNICIPAL BOND and INTERMEDIATE TAX FREE

The following table shows where in each Fund's statement of additional information (SAI) you can find additional information about each Fund.

----------------------------------------- ----------------------------------------------------------------------------------
             TYPE OF INFORMATION                                              HEADINGS IN SAI
----------------------------------------- --------------------------------------- ------------------------------------------
                                          MORGAN GRENFELL                         BT INVESTMENT FUNDS
                                          INVESTMENT TRUST                        SAI dated January 31, 2000
                                          SAI dated February 28, 2000
----------------------------------------- --------------------------------------- ------------------------------------------
Fund history                              ORGANIZATION  OF  THE TRUST
----------------------------------------- --------------------------------------- ------------------------------------------
Description of each Fund and              ADDITIONAL INFORMATION                  INVESTMENT OBJECTIVES,
its investments, strategies, polices      ON FUND INVESTMENTS AND                 POLICIES AND RESTRICTIONS:
and risks                                 STRATEGIES AND RELATED                  Investment Objectives
                                          RISKS                                   Investment Policies
                                                                                  Additional Risk Factors
                                          INVESTMENT RESTRICTIONS                 Investment Restrictions
----------------------------------------- --------------------------------------- ------------------------------------------
Management of the Funds,                  TRUSTEES AND OFFICERS                   MANAGEMENT OF THE TRUST
Including the Board of Trustees,                                                  AND THE PORTFOLIOS:
Officers and Trustee compensation                                                 Trustees of the Trust and Portfolio
                                                                                  Officers of the Trust and Portfolio
                                                                                  Trustee Compensation Table
----------------------------------------- ---------------------------------------
Control persons, principal holders        GENERAL INFORMATION
of securities and management              ABOUT THE TRUST
ownership
----------------------------------------- --------------------------------------- ------------------------------------------
Investment advisory and other             INVESTMENT ADVISORY                     MANAGEMENT OF THE  TRUST
services: investment adviser,             AND OTHER SERVICES                      AND THE PORTFOLIOS:
distributor and other service                                                     Investment Adviser
providers                                 SERVICE PLAN                            Administrator
                                                                                  Distributor
                                          ADDITIONAL INFORMATION                  Service Agent
                                                                                  Custodian and Transfer Agent
                                                                                  Counsel and Independent
                                                                                  Accountants
----------------------------------------- --------------------------------------- ------------------------------------------
Brokerage allocation and other            PORTFOLIO TRANSACTIONS                  INVESTMENT OBJECTIVES,
Practices                                                                         POLICIES AND RESTRICTIONS:
                                                                                  Portfolio Transactions and
                                                                                  Brokerage Commissions
----------------------------------------- --------------------------------------- ------------------------------------------
Shares of beneficial interest             GENERAL INFORMATION                     ORGANIZATION OF THE TRUST
                                          ABOUT THE TRUST
----------------------------------------- --------------------------------------- ------------------------------------------
Purchase, redemption and pricing          PURCHASE AND REDEMPTION                 VALUATION OF SECURITIES;
of  shares                                OF SHARES                               REDEMPTIONS AND PURCHASES IN-KIND:
                                                                                  Purchase of Shares
                                                                                  Redemption of Shares
                                                                                  Redemptions and Purchases In-
                                                                                  Kind
                                                                                  Trading in Foreign Securities
----------------------------------------- --------------------------------------- ------------------------------------------

-------------------------------------- ------------------------------------------------------------------------------------------
TYPE OF INFORMATION                                                            HEADINGS IN SAI
-------------------------------------- -------------------------------------------- ---------------------------------------------
                                       MORGAN GRENFELL                              BT INVESTMENT FUNDS
                                       INVESTMENT TRUST                             SAI dated January 31, 2000
                                       SAI dated February 28, 2000
-------------------------------------- -------------------------------------------- ---------------------------------------------
Taxation of the Funds                  TAXES                                        TAXATION:
                                                                                    Taxation of the Fund
                                                                                    Distributions
                                                                                    Taxation of the Portfolio
                                                                                    Other Taxation
-------------------------------------- -------------------------------------------- ---------------------------------------------
Calculation of                         PERFORMANCE INFORMATION                      PERFORMANCE INFORMATION:
performance data                                                                    Standard Performance Information
                                                                                    Expenses
                                                                                    Comparison of Fund Performance
                                                                                    Economic and Market Information
-------------------------------------- -------------------------------------------- ---------------------------------------------
Financial statements                   FINANCIAL STATEMENTS:                        FINANCIAL STATEMENTS:
-------------------------------------- -------------------------------------------- ---------------------------------------------

                            PART C: OTHER INFORMATION

                            ITEM 15. INDEMNIFICATION

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("SEC") on February 28, 2000.

Item 16. EXHIBITS
Except as noted, the following exhibits are being incorporated by reference herein.

(1) Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. Filed as an exhibit to Post-Effective Amendment No.9 to Registrant's Registration Statement on February 15, 1996.

(2a) Amended By-Laws of Registrant. Filed as an exhibit to Post-Effective Amendment No.9 to Registrant's Registration Statement on February 15, 1996.

(b) See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b)). Filed as an exhibit to Post-Effective Amendment No.9 to Registrant's Registration Statement on February 15, 1996.

(3)    Not Applicable.

(4)    Form of Agreement and Plan of Reorganization filed herewith.

(5)    Not Applicable.

(6a) Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on February 15, 1996.

(b) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on February 15, 1996.

(c) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. Filed as an exhibit to Post-Effective Amendment No.9 to Registrant's Registration Statement on February 15, 1996.

(d) Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. Filed as an exhibit to Post-Effective Amendment No.12 Registrant's Registration Statement on November 1, 1996.

(e) Form of Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund and High Yield Bond Fund. Filed as an exhibit to Post-Effective Amendment No.18 Registrant's Registration Statement on December 12, 1997.

(f) Form of Management Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.) and Registrant, on behalf of Core Global

       Fixed Income Fund and Emerging Local Currency Debt Fund. Filed as an exhibit to Post-Effective Amendment No.18 Registrant's Registration Statement on December 12, 1997.

(g) Form of Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. Filed as an exhibit to Post-Effective Amendment No.22 Registrant's Registration Statement on December 23, 1999.

(h) Form of Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. Filed as an exhibit to Post-Effective Amendment No.20 Registrant's Registration Statement on December 28, 1998.

(7a) Distribution Agreement dated as of December 30, 1993 between SEI Financial Services Company and Registrant, on behalf of all of its series. Filed as an exhibit to Post-Effective Amendment No.10 Registrant's Registration Statement on June 11, 1996.

(b) Form of Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. Filed as an exhibit to Post-Effective Amendment No.22 Registrant's Registration Statement on December 23, 1999.

(8)    Not Applicable.

(9a) Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. Filed as an exhibit to Post-Effective Amendment No.20 Registrant's Registration Statement on December 28, 1998.

(b) Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series. Filed as an exhibit to Post-Effective Amendment No.20 Registrant's Registration Statement on December 28, 1998.

(c) Transfer Agency Agreement dated as of December 30, 1993 between Supervised Service Company, Inc. and Registrant. Filed as an exhibit to Post-Effective Amendment No.12 Registrant's Registration Statement on November 1, 1996.

(d) Transfer Agency Agreement dated as of December 28, 1994 between Supervised Service Company, Inc. and Registrant. Filed as an exhibit to Post-Effective Amendment No.12 Registrant's Registration Statement on November 1, 1996.

(e) Accounting Agency Agreement dated as of September 8, 1998 between Brown Brothers Harriman & Co., Deutsche Asset Management, Inc. (formerly Morgan Grenfell, Inc.) and Registrant on behalf of all of its series. Filed as an exhibit to Post-Effective Amendment No.20 Registrant's Registration Statement on December 28, 1998.

(f) Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. Filed as an exhibit to Post-Effective Amendment No.20 Registrant's Registration Statement on December 28, 1998.

(g) Form of Transfer Agency Agreement between Investment Company Capital Corp. and Registrant, on behalf of each of its series. Filed as an exhibit to Post-Effective Amendment No.22 Registrant's Registration Statement on December 23, 1999.

(10) Form of Amended Rule 18f-3 Plan. Filed as an exhibit to Post-Effective Amendment No.16 Registrant's Registration Statement on February 11, 1997.

(11)   Not Applicable.

(12)   Not Applicable.

(13a) Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. Filed as an exhibit to Post-Effective Amendment No.16 Registrant's Registration Statement on February 11, 1997.

(14)   Not Applicable.

(15)   Not Applicable.

(16) Powers of Attorney. Filed as an exhibit to Post-Effective Amendment No.22 Registrant's Registration Statement on December 23, 1999.

Item 17.  Undertakings.

 .      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Morgan Grenfell Investment Trust, on behalf of Municipal Bond Fund, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 11th day of May, 2000.

          MORGAN GRENFELL INVESTMENT TRUST

          By: /s/ Daniel O. Hirsch
          -----------------------------------
          Daniel O. Hirsch
          Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                        Title                     Date
       -------------                    ---------                --------

     /s/ Richard T. Hale           President and Chief           May 11, 2000
--------------------------------    Executive Officer
     Richard T. Hale

     /s/ Amy M. Olmert             Chief Financial Officer       May 11, 2000
-------------------------------
     Amy M. Olmert


       /s/ Paul K. Freeman*             Trustee                  May 11, 2000
--------------------------------
     Paul K. Freeman

     /s/ Graham E. Jones*               Trustee                  May 11, 2000
--------------------------------
     Graham E. Jones

     /s/ Hugh G. Lynch*                 Trustee                  May 11, 2000
-------------------------------
     Hugh G. Lynch

     /s/ William N. Searcy*             Trustee                  May 11, 2000
--------------------------------
     William N. Searcy

     /s/ Edward T. Tokar*               Trustee                  May 11, 2000
--------------------------------
     Edward T. Tokar


*By: /s/ Daniel O. Hirsch                                  Dated: May 11, 2000
     --------------------
     Daniel O. Hirsch
     Power-of-Attorney

             PROPOSED RESOLUTIONS RELATING TO THE REORGANIZATION OF INTERMEDIATE TAX FREE FUND, A SERIES OF BT INVESTMENT FUNDS
    ("BT Fund") INTO MORGAN GRENFELL MUNICIPAL BOND FUND, A SERIES OF MORGAN
               GRENFELL INVESTMENT TRUST ("Morgan Grenfell Fund")

       (To be voted on by the Board of BT INVESTMENT FUNDS (the "Trust"))


        RESOLVED, that the transfer of substantially all of the assets of the BT Fund to the Morgan Grenfell Fund in exchange solely for the shares of common stock of the Morgan Grenfell Fund and the discharge by the BT Fund and assumption by the Morgan Grenfell Fund of the stated liabilities of the BT Fund, the distribution of shares of the Morgan Grenfell Fund to the shareholders of the BT Fund in liquidation of the BT Fund, (the "Reorganization") be, and it hereby is authorized and approved, and that the officers of the BT Fund be, and each of them hereby is, authorized to take such actions and to execute such documents as such officer may deem necessary or appropriate in order to effectuate the Reorganization, subject to shareholder approval of and satisfaction of the terms and conditions of the Reorganization Agreement as defined in the next succeeding resolution;

         FURTHER RESOLVED, that the Agreement and Plan of Reorganization by and between the BT Fund and the Morgan Grenfell Fund providing for the Reorganization (the "Reorganization Agreement"), in substantially the form presented to this meeting, with such changes and additions as any officer of the BT Fund, on the advice of counsel or otherwise, may approve, such approval being conclusively proven by the execution of the Reorganization Agreement by such officer, be and it hereby is approved; that the officers of the BT Fund be, and each of them hereby is, subject to shareholder approval of the Reorganization Agreement, authorized to execute and deliver the Reorganization Agreement and any related documents; and that the execution by the BT Fund of the Reorganization Agreement and any related documents, and the transactions contemplated thereby and any and all acts necessary in connection therewith, the necessity and desirability thereof being conclusively proven by the action taken by the appropriate officers of the BT Fund on behalf of the BT Fund be, and it hereby is, authorized, approved and directed, subject in all cases to shareholder approval of the Reorganization Agreement;

         FURTHER RESOLVED, that participation by the BT Fund in the Reorganization is in the best interests of such Fund and that the interests of existing shareholders of the BT Fund will not be diluted as a result of the effecting of such transactions by the BT Fund; and that the Board has considered the following factors in making this determination: (i) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of shareholder interests, (ii) the costs estimated to be incurred by the BT Fund as a result of the Reorganization, (iii) efficiencies as a result of being part of a larger fund, (iv) marketing advantages due to longer term and better performance and (v) the tax consequences of the Reorganization;

         FURTHER RESOLVED, that a Special Meeting of Shareholders of the BT
                  Fund be, and it hereby is, called to be held on _____________ for the shareholders to consider and take action on the approval of the terms of an Agreement and Plan of Reorganization between the BT Fund and the Morgan Grenfell Fund and the transactions contemplated therein, and such other matters as may properly come before said meeting or any adjournment or adjournments thereof; and that it is hereby recommended that such shareholders approve the Reorganization Agreement at said meeting;

         FURTHER RESOLVED, that the officers of the BT Fund be, and each of them hereby is authorized to prepare and file the form of notice of shareholders' meeting, proxy statement and proxy card (collectively "Proxy Materials"), relating to the Reorganization and such other matters as any officer of the BT Fund may deem appropriate with the Securities and Exchange Commission as part of the registration statement on Form N-14 of the Morgan Grenfell Fund; and that the officers of the BT Fund be, and each of them hereby is, authorized to mail the Proxy Materials to shareholders of the BT Fund;

         FURTHER RESOLVED, that the close of business on ________________, be, and it hereby is fixed as the record date for the determination of shareholders of the BT Fund who shall be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof;

         FURTHER RESOLVED, that Amy M. Olmert and Daniel O. Hirsch and each or either of them be, and they hereby are, designated to appear, vote and act as proxies, with powers of substitution, on behalf of the shareholders of the BT Fund at the Special Meeting of Shareholders or at any adjournment or adjournments thereof, and to do all things, execute all documents and perform all acts as fully as could be done if said shareholders whom they represent were personally present;

         FURTHER RESOLVED, that Amy M. Olmert and Daniel O. Hirsch be, and each of them hereby is, appointed inspector of election in connection with the Special Meeting of Shareholders;

         FURTHER RESOLVED, that the proper officers of the BT Fund be, and each of them hereby is, authorized and directed, on behalf of such fund, to take all action and execute all documents which they may deem necessary or appropriate, the necessity or propriety thereof being conclusively proven by the action taken by such officer, to completely liquidate and terminate said funds under the laws of the State of Massachusetts and under federal law in conjunction with the Reorganization, including satisfying any legal or other obligations in connection therewith; and

FURTHER RESOLVED, that the proper officers of the BT Fund be, and each of them hereby is, authorized and directed, for and on behalf of such Fund to take all action, execute all documents, and make any filings with the Securities and Exchange Commission or the states, which they may deem to be necessary or appropriate, the necessity or propriety thereof being conclusively proven by the action taken by such officer, to effectuate each of the foregoing resolutions and to carry out the purposes thereof.

            Authorization to File Registration Statement on Form N-14

                   with the Securities and Exchange Commission



VOTED:
------ That the President, and Vice President, Treasurer and Secretary of the Trust be, and each of them acting singly, hereby is, Authorized to prepare, executed on behalf of the Trust personally or as attorney-in-fact, and to file with the Securities and Exchange Commission a registration statement on Form N-14 and any amendment thereto registering the Institutional Class shares of beneficial interest of the Morgan Grenfell Municipal Fund to be issued pursuant to the Reorganization and containing a proxy statement of BT Intermediate Tax Free Fund.

                                                                       EXHIBIT B

                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





Emerging Markets Debt

Formerly a Morgan Grenfell Fund



[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------
of Emerging Markets Debt

Goal: The Fund seeks total return.
Core Strategy: The Fund invests primarily in fixed income securities of issuers in countries with new or emerging securities markets.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in the high yield/high risk fixed income securities of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. The Fund may invest more than 25% of its total assets in the sovereign debt securities of Argentina, Brazil and Mexico. In managing the Fund, we pick securities by using a combination of country selection and individual security selection.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

Emerging Markets Debt--Institutional Class

Overview of Emerging Markets Debt



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Emerging Markets Debt



Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Other Investments..........................................................   8
Risks......................................................................   8
Management of the Fund.....................................................   9




Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14


--------------------------------------------------------------------------------

Overview of Emerging Markets Debt


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. These risks are higher for below investment grade bonds. For example:

 .  an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods; or
 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Argentina, Brazil and Mexico, it could be particularly susceptible to the effects of political and economic developments in these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Emerging Markets Debt Institutional Class requires a minimum investment of $250,000. You should consider investing in Emerging Markets Debt if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Emerging Markets Debt if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Emerging Markets Debt is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                               Overview of Emerging Markets Debt


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on August 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the JP Morgan Emerging Markets Bond Plus Index over the last one year, five years and since inception. The Index is a passive measure of emerging debt market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. It is a model, not an actual portfolio. The Index includes U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments. It tracks instruments issued in Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1995   20.02%
1996   33.47%
1997   12.51%
1998  -34.28%
1999   28.37%


Since inception, the Fund's highest return in any calendar quarter was 16.99% (second quarter 1995) and its lowest quarterly return was (34.74%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999.



                                          Since
                                  5   Inception
                      1 year  years (8/4/94)/1/

  Emerging Markets
  Debt --
  Institutional
  Class               28.37%  8.74%    7.61%
 ----------------------------------------------
  JP Morgan Emerging
  Markets Bond Plus
  Index               25.98% 16.72%   14.69%
 ----------------------------------------------


 /1/ The JP Morgan Emerging Markets Bond Plus Index average is calculated from July 31, 1994.
--------------------------------------------------------------------------------

Overview of Emerging Markets Debt

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of Emerging Markets Debt.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.00%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.40%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.40%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                         (0.40%)/1/
 ---------------------------------------------------
  Net Expenses                             1.00%
 ---------------------------------------------------




 EXPENSE EXAMPLE/2/




     1 year      3 years        5 years        10 years
 -----------------------------------------------------------

      $102        $406           $732           $1,655
 -----------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at Emerging Markets Debt

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, the portfolio management team uses an approach that combines country selection with individual security selection.

Countries are selected according to macro-economic factors such as inflation, interest rates, monetary and fiscal policies and the political climate. Short-term factors such as market sentiment, capital flows and new issues are also evaluated.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 year around the Fund's benchmark index.


PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests in high yield/high risk fixed income securities (junk bonds) of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.

The Fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. The Fund may invest in fixed income securities of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.
High yield/high risk fixed income securities are lower quality securities rated by a national ratings organization below its top four long-term categories, or if unrated, judged by the Investment Adviser to be of comparable credit quality.

instruments in which the Fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.

The Fund may invest more than 25% of its total assets in the sovereign debt securities of Argentina, Brazil and Mexico.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies, and

 . political climate.

The portfolio management team also considers short-term factors such as:

 . market sentiment,

 . capital flows, and

 . new issue programs.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Debt


OTHER INVESTMENTS

The Fund may invest up to 35% its total assets in domestic and foreign cash equivalents and U.S. investment grade fixed income securities.

We may also use as secondary investments, various instruments commonly knows as "derivatives" to control volatility and achieve desired currency weightings in a cost effective manner. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Risk Related to Investing in Junk Bonds. High yield/ lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a high risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in high yield/high risks securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuer may not be able to make timely payments on the interest and principal on the bonds they have issued. The Fund's investment in fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Emerging Market Risk. Because the Fund invests in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 .  Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively
--------------------------------------------------------------------------------

                                   A Detailed Look at Emerging Markets Debt

 small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Argentina, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

--------------------------------------------------------------------------------
Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002. Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street,
--------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Debt

London, England, acts as investment adviser for the Fund. As investment adviser, DAMIS makes the Fund's investment decisions. DAMIS buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMIS provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion in assets.

DAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. (DAMI), an affiliate of DAMIS, provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

David Dowsett, Portfolio Manager, Deutsche Asset Management Investment Services Limited, Lead Portfolio Manager of the Fund.

 . Joined the investment adviser in 1994.

 . Analyst for the consumer and capital goods sectors.

 . 6 years of experience as an investment professional.

 . MBA, Fordham University

Brett Diment, Director, Fixed Income, Deutsche Asset Management Investment Services Limited, Portfolio Manager of the Fund.

 . Joined the investment adviser in 1991.

 . Analyst for Continental european markets and manages global fixed income, balanced and cash-based portfolios for international clients.

 . 10 years of experience as an investment professional.

 . B.Sc. from the London School of Economics

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                   A Detailed Look at Emerging Markets Debt

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income taxes. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION           TAX STATUS

  Income dividends      Ordinary income
 --------------------------------------
  Short-term capital    Ordinary income
  gains
  distributions
 --------------------------------------
  Long-term capital     Capital gains
  gains
  distributions
 --------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including redemption or exchange) of Fund shares is a taxable transaction for you.




  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or
  more than one     losses
  year
 --------------------------------------------
  Your sale of      Generally, short-term
  shares owned for  capital gains or losses;
  one year or less  losses subject to special
                    rules.
 --------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313


By mail            Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210

By overnight mail  Service Center
                   210 West 10th Street, 8th floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000


Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.
--------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Debt


How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:      1010 00695

Attn:            Deutsche Asset Management Funds

DDA No:          98-7052-395-7

FBO:             (Account name)
                 (Account number)

Credit:
                 Emerging Markets Debt Fund--354

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
--------------------------------------------------------------------------------

                                   A Detailed Look at Emerging Markets Debt


 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.

--------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Debt

The table below helps you understand the performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                         For the Year Ended  October 31,
                                      1999    1998      1997     1996    1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                              $5.82  $11.95    $13.36   $10.55  $10.19
 ------------------------------------------------------------------------------
  Income from Investment
  Operations
  Net Investment Income                0.19    1.81      1.05     1.21    0.65
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                       0.69   (4.12)     0.40     2.60   (0.17)
 ------------------------------------------------------------------------------
  Total from Investment Operations     0.88   (2.31)     1.45     3.81    0.48
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income               (0.90)  (1.32)    (1.32)   (1.00)  (0.11)
 ------------------------------------------------------------------------------
  Net Realized Gains                  --      (2.50)    (1.54)   --      (0.01)
 ------------------------------------------------------------------------------
  Total Distributions                 (0.90)  (3.82)    (2.86)   (1.00)  (0.12)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period      $5.80  $ 5.82    $11.95   $13.36  $10.55
 ------------------------------------------------------------------------------
  Total Investment Return             17.86% (30.35)%   12.03%   38.42%   4.85%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                          $340,365 $55,684  $187,455 $102,431 $84,438
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income               10.90%   9.82%     7.15%   10.15%  10.97%
 ------------------------------------------------------------------------------
  Expenses                             1.40%   1.31%     1.47%    1.92%   2.05%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by DAMIS/1/              0.40%   0.26%     0.15%    0.42%   0.26%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate               397%    638%      472%     227%    266%
 ------------------------------------------------------------------------------



 /1/ DAMIS - Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

                    This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Emerging Markets Debt--Institutional Class

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                              CUSIP #61735K109
                                                                354PRO (2/00)
                                                                811-8006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





Micro Cap

Formerly Microcap Fund, a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------
of Micro Cap--Institutional Class

Goal: The Fund seeks capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of U.S. micro capitalization growth-oriented companies.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of U.S. micro capitalization growth-oriented companies. In managing the Fund, we use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------


Micro Cap--Institutional Class

Overview of Micro Cap



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Micro Cap



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8




Management of the Fund......................................................   8
Calculating the Fund's Share Price..........................................   9
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  10
Financial Highlights........................................................  13


--------------------------------------------------------------------------------

Overview of Micro Cap


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;
 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in the U.S.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Micro Cap Institutional Class requires a minimum investment of $250,000. You should consider investing in Micro Cap if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in Micro Cap if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone that invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Micro Cap is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                                                      Overview of Micro Cap


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 18, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Russell 2000 Index over the last one year and since inception. The Index is a passive measure of U.S. equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is a widely accepted benchmark of U.S. small capitalization company performance. It is a model, not an actual portfolio.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

                             [GRAPH APPEARS HERE]
1997    19.83%
1998     1.20%
1999    77.53%

Since inception, the Fund's highest return in any calendar quarter was 29.74% (fourth quarter 1999) and its lowest quarterly return was (24.12%)(third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                            Since
                                        Inception
                            1 Year  (12/18/96)/1/

  Micro Cap--Institutional
  Class                     77.53%      29.41%
 ------------------------------------------------
  Russell 2000 Index        21.26%      13.08%
 ------------------------------------------------


 /1/ The Russell 2000 Index average is calculated from December 31, 1996.
--------------------------------------------------------------------------------

Overview of Micro Cap

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Micro Cap.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/Restated to reflect estimated Other Expenses for the current fiscal year.
For the fiscal period ended September 30, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.50% and 3.00%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.49%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.50%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                        0.73%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expense                    2.23%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.74%)/2/
 ---------------------------------------------------
  Net Expenses                             1.49%
 ---------------------------------------------------




 EXPENSE EXAMPLE/3/



     1 Year       3 Years        5 Years        10 Years
 -----------------------------------------------------------

      $151         $622          $1,120          $2,490



--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Micro Cap--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of U.S. micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into common stocks. The Investment Adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.
--------------------------------------------------------------------------------
Convertible securities are corporate securities (usually preferred stock or bonds) that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 5% of the total domestic equity market capitalization for micro cap companies with growth and profitability.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market.

The Fund may also invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

We may also use various instruments commonly known as "derivatives," and, to the extent that the fund invests in foreign securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. Historically, the Fund has not had and we do not expect that it will continue to have a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap


RISKS

Below we have set forth some of the prominent risks associated with investing in micro cap companies, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industrywide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the U.S. stock market, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Derivative Risks. The Fund may, but is not required to, invest in derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as investment adviser for the Fund. As investment adviser, DAMI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.50% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly-owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.
--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.
--------------------------------------------------------------------------------

                                                   A Detailed Look at Micro Cap


Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Audrey Jones, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 .  BBA from Pace University Lubin School of Business.

John Callaghan, Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology and health care sectors.

 . Previously, was at Odyssey Partners, a private investment partnership from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996).

 . 17 years of investment industry experience.

 . MBA from Harvard Business School.

Mary Dugan, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1999.

 . Portfolio manager with a primary focus on the consumer and capital goods sectors.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . 17 years of investment industry experience.

 . BA from the University of Rochester and MBA from New York University's Stein
  School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.
-------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
-------------------------------------------------------------------------------

A Detailed Look at Micro Cap

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses:
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone            1-800-730-1313


By mail             Service Center
                    P.O. Box 219210

By overnight mail   Kansas City, MO 64121-9210

                    Service Center
                    210 West 10th Street, 8th floor
                    Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000


Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.
--------------------------------------------------------------------------------

                                                    A Detailed Look at Micro Cap


Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected, to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:      1010 00695

Attn:            Deutsche Asset Management Funds

DDA No:          98-7052-395-7

FBO:             (Account name)

                 (Account number)

Credit:          Micro Cap Fund [Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap


 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

                                                    A Detailed Look at Micro Cap

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                      For the            For the
                            For the Period Ended     Year Ended       Period Ended
                            September 30, 1999/1/ October 31, 1998 October 31, 1997/3/
  For a Share Outstanding
   Throughout each Period:
  Net Asset Value,
   Beginning of Period            $9.90               $12.62           $10.00
 -------------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income           (0.14)               (0.05)           (0.04)
 -------------------------------------------------------------------------------------
  Net Realized and
   Unrealized Gains
   (Losses)                        6.40                (2.18)            2.66
 -------------------------------------------------------------------------------------
  Total from Investment
   Operations                      6.26                (2.23)            2.62
 -------------------------------------------------------------------------------------
  Distributions to
   Shareholders
  Net Investment Income              --                 --                 --
 -------------------------------------------------------------------------------------
  Net Realized Gains                 --                (0.49)              --
 -------------------------------------------------------------------------------------
  Total Distributions                --                (0.49)              --
 -------------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                        $16.16                $9.90           $12.62
 -------------------------------------------------------------------------------------
  Total Investment Return         63.23%/4/           (18.16)%          26.20%/4/
 -------------------------------------------------------------------------------------
  Supplemental Data and
   Ratios:
  Net Assets, End of
   Period (000s omitted)             $17,000           $14,363              $3,276
 -------------------------------------------------------------------------------------
  Ratios to Average Net
   Assets:
 -------------------------------------------------------------------------------------
  Net Investment Income
   (Loss)                         (1.07)%/2/           (0.75)%          (0.49)%/2/
 -------------------------------------------------------------------------------------
  Expenses                         3.00%/2/             2.59%            3.39%/2/
 -------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Absorption of
  Expenses by DAMI/5/              1.51%/2/             1.10%            1.76%/2/
 -------------------------------------------------------------------------------------
  Portfolio Turnover Rate               115%               85%                272%
 -------------------------------------------------------------------------------------


 /1/Represents the eleven month period November 1, 1998 through September 30, 1999.
 /2/Annualized.
 /3/Inception of Institutional Class shares of the Fund was 12/18/96. /4/Total return is not annualized.
 /5/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------

                       This page intentionally left blank

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Micro Cap--Institutional Class
Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                          CUSIP #61735K786
Portland, ME 04101                                           363PRO (2/00)
                                                             801-8006


                           Deutsche Asset Management





                    Mutual Fund
                              Prospectus
                                       February 28, 2000
                                     Investment Class





Micro Cap

Formerly Microcap Fund, a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------
of Micro Cap

Goal: The Fund seeks capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of U.S. micro capitalization growth-oriented companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of U.S. micro capitalization growth-oriented companies. In managing the Fund, we use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------

Micro Cap--Investment Class

Overview of Micro Cap



Goal........................................................................   2
Core Strategy...............................................................   2
Investment Policies and Strategies..........................................   2
Principal Risks of Investing in the Fund....................................   3
Who Should Consider Investing in the Fund...................................   3
Total Returns, After Fees and Expenses......................................   4
Annual Fund Operating Expenses..............................................   5



A Detailed Look at Micro Cap



Objective..................................................................   6
Strategy...................................................................   6
Principal Investments......................................................   6
Investment Process.........................................................   6
Other Investments..........................................................   6
Risks......................................................................   7
Management of the Fund.....................................................   7




Calculating the Fund's Share Price..........................................   8
Performance Information.....................................................   9
Dividends and Distributions.................................................   9
Tax Considerations..........................................................   9
Buying and Selling Fund Shares..............................................   9
Financial Highlights........................................................  11


--------------------------------------------------------------------------------

                                                           Overview of Micro Cap

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;
 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in the U.S.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Micro Cap if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in Micro Cap if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Micro Cap is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

Overview of Micro Cap

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on August 21, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Russell 2000 Index over the last one year and since inception. The Index is a passive measure of U.S. equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is a widely accepted benchmark of U.S. small capitalization company performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1998     1.11%
1999    76.99%

Since inception, the Fund's highest return in any calendar quarter was 29.56% (fourth quarter 1999) and its lowest quarterly return was (24.16%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                             1 Year (8/21/97)/1/

  Micro Cap--Investment
  Class                      76.99%    28.06%
 -----------------------------------------------
  Russell 2000 Index         21.26%     9.13%
 -----------------------------------------------


 /1/ The Russell 2000 Index average is
 calculated from August 30, 1997.
--------------------------------------------------------------------------------

                                                           Overview of Micro Cap

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Micro Cap.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal period ended September 30, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.75% and 3.25%, respectively, of the average daily net assets of the Investment Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.74%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                   1.50%
 -----------------------------------------------
  Distribution and
  Service (12b-1) Fees               None
 -----------------------------------------------
  Other Expenses                    0.98%/1/
 -----------------------------------------------
  Total Fund Operating
  Expenses                          2.48%/1/
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursement          (0.74%)/2/
 -----------------------------------------------
  Net Expenses                      1.74%
 -----------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 ----------------------------------------------------------------

      $176           $698             $1,246           $2,741
 ----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Micro Cap

OBJECTIVE

The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of U.S. micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into common stocks. The Investment Adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.
--------------------------------------------------------------------------------
Convertible securities are corporate securities (usually preferred stock or bonds) that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange.


 . The team screens the bottom 5% of the total domestic equity market capitalization for micro cap companies with growth and profitability.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market.

The Fund may also invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

We may also use various instruments commonly known as "derivatives," and, to the extent that the fund invests in foreign securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. Historically, the Fund has not had and we do not expect that it will continue to have a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------

                                                    A Detailed Look at Micro Cap


RISKS

Below we have set forth some of the prominent risks associated with investing in micro cap companies, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industrywide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the U.S. stock market, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Derivative Risks. The Fund may, but is not required to, invest in derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as investment adviser for the Fund. As investment adviser, DAMI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.50% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap

performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Audrey Jones, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John Callaghan, Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined Deutsche Asset Management, Inc. in 1997.

 . Portfolio manager with a primary focus on the technology and health care sectors.

 . Previously at Odyssey Partners, a private investment partnership from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 17 years of investment industry experience.

 . MBA from Harvard Business School.

Mary Dugan, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1994.

 . Portfolio manager with a primary focus on the consumer and capital goods sectors.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . 17 years of investment industry experience.

 . BA from the University of Rochester and MBA from New York University's Stein
  School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                    A Detailed Look at Micro Cap

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses;
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

You may only purchase Investment Class shares of the Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

The Fund has adopted a service plan for its Investment Class shares. Under the plan, the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments



 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the fund through authorized service agents.
  Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.
--------------------------------------------------------------------------------

                                               A Detailed Look at Micro Cap

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                           For the      For the     For the
                                        Period Ended  Year Ended  Period Ended
                                        September 30, October 31, October 31,
                                           1999/1/       1998       1997/3/

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of Period    $9.88        $12.62     $12.12
 -----------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment (Loss)                   (0.14)        (0.06)     (0.02)
 -----------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                                 6.38         (2.19)      0.52
 -----------------------------------------------------------------------------
  Total from Investment Operations         6.24         (2.25)      0.50
 -----------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                      --           --          --
 -----------------------------------------------------------------------------
  Net Realized Gains                         --         (0.49)        --
 -----------------------------------------------------------------------------
  Total Distributions                        --         (0.49)        --
 -----------------------------------------------------------------------------
  Net Asset Value, End of Period         $16.12         $9.88     $12.62
 -----------------------------------------------------------------------------
  Total Investment Return                 63.16%/4/    (18.33)%     3.87%/4/
 -----------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                               $1,383        $1,036        $10
 -----------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income (Loss)            (1.29)%/1/    (0.98)%    (1.15)%/2/
 -----------------------------------------------------------------------------
  Expenses                                 3.25%/3/      2.68%      3.52%/2/
 -----------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to
  Absorption of Expenses by DAMI/5/        1.51%/2/      0.94%      1.78%/3/
 -----------------------------------------------------------------------------
  Portfolio Turnover Rate                       115%        85%          272%
 -----------------------------------------------------------------------------


 /1/ Represents the eleven month period November 1, 1998 through September 30, 1999.
 /2/ Annualized.
 /3/ Inception of Investment Class shares of the Fund was August 21, 1997.

 /4/ Total return is not annualized.

 /5/ DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------
                                       11

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219165
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Micro Cap--Investment Class

Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                        CUSIP #61735K778

                                                                365PRO (2/00)

                                                                801-8006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                        Investment Class





Smaller Companies

Formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------
of Smaller Companies

Goal: The Fund seeks capital appreciation, with current income as a secondary objective.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of U.S. small capitalization companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the equity and equity related securities of U.S. small capitalization companies. In managing the Fund, we use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analyses with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------


Smaller Companies--Investment Class

Overview of Smaller Companies



Goal........................................................................   2
Core Strategy...............................................................   2
Investment Policies and Strategies..........................................   2
Principal Risks of Investing in the Fund....................................   3
Who Should Consider Investing in the Fund...................................   3
Total Returns, After Fees and Expenses......................................   4
Annual Fund Operating Expenses..............................................   5



A Detailed Look at Smaller Companies



Objective...................................................................   6
Strategy....................................................................   6
Principal Investments.......................................................   6
Investment Process..........................................................   6
Other Investments...........................................................   6
Risks.......................................................................   7
Management of the Fund......................................................   7
Portfolio Managers..........................................................   8
Calculating the Fund's Share Price..........................................   8
Performance Information.....................................................   9
Dividends and Distributions.................................................   9
Tax Considerations..........................................................   9
Buying and Selling Fund Shares..............................................   9
Financial Highlights........................................................  11


--------------------------------------------------------------------------------

Overview of Smaller Companies


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

 . stocks that the Investment Adviser has selected could perform poorly; or

 . the stock market could perform poorly in the U.S.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Smaller Companies if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in Smaller Companies if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or to investors in large- and medium-capitalization stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Smaller Companies is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                   Overview of Smaller Companies


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on July 11, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the S&P Small Cap 600 Index, over the last one year and since inception. The Index is a passive measure of U.S. small capitalization equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Small Cap 600 Index, is an unmanaged domestic equity securities index consisting of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index is a widely accepted benchmark of U.S. small capitalization equity market performance. It is a model, not an actual portfolio.


                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1998     0.73%
1999    35.15%


Since inception, the Fund's highest return in any calendar quarter was 26.75% (fourth quarter 1999) and its lowest quarterly return was (23.04%) (third quarter 1998). Past performance offers no indications of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                            Since
                                        Inception
                             1 Year  (7/11/97)/1/

  Smaller Companies--
  Investment Class           36.15%     15.90%
 ------------------------------------------------
  S&P 600 Index              12.41%      6.89%
 ------------------------------------------------


 /1/ The S&P 600 Index average is
 calculated from July 31, 1997.
--------------------------------------------------------------------------------

Overview of Smaller Companies

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Smaller Companies.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 2.98% and 3.98%, respectively, of the average daily net assets of the Investment Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 12 months, the expense example takes into account fee waivers or reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           2.48%/1/
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      3.48%/1/
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (1.98%)/2/
 --------------------------------------------------
  Net Expenses                             1.50%
 --------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
-----------------------------------------------------------------

      $153           $884             $1,638           $3,625
-----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at Smaller Companies

OBJECTIVE

The Fund seeks capital appreciation, with current income as a secondary objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of U.S. smaller capitalization companies. We focus on individual security rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of U.S. smaller capitalization companies. The Investment Adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization, (at the time of investment), using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization for smaller cap companies with growth and profitability.

The team looks for two financial attributes that set these companies apart:

 . Evidence of above-average growth in revenues and earnings; and

 . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in investment grade fixed income securities, stocks of medium and large capitalization companies, securities of foreign issuers and in cash.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directing in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies


RISKS

Below we have set forth some of the prominent risks associated with equity investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Small Company Risk. The Fund's investments in small capitalization companies will be more susceptible to share price fluctuations since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the U.S. stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as investment adviser for the Fund. As investment adviser, DAMI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.
--------------------------------------------------------------------------------

                                       A Detailed Look at Smaller Companies

Other Services. DAMI provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey Jones, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John Callaghan, Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology and health care sectors.

 . Previously at Odyssey Partners, a private investment partnership from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 17 years of investment industry experience.

 . MBA from Harvard Business School.

Mary Dugan, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1994.

 . Portfolio manager with a primary focus on the consumer and capital goods sectors.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . 17 years of investment industry experience.

 . BA from the University of Rochester and MBA from New York University's Stein
  School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses;
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments



 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.
--------------------------------------------------------------------------------

                                       A Detailed Look at Smaller Companies


 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                          For the Year
                                             Ended        For the Period Ended
                                          October 31,         October 31,
                                          1999    1998          1997/1/

  For a Share Outstanding Througout
  each Period:
  Net Asset Value, Beginning of Period  $11.18   $14.71       $13.77
 -----------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                   0.00    (0.05)       (0.03)
 -----------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses) on Investment, Option,
  Foreign Currency, Forward Foreign
  Currency and Foreign Futures
  Contracts                               2.76    (1.80)        0.97
 -----------------------------------------------------------------------------
  Total from Investment Operations        2.76    (1.85)        0.94
 -----------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                  (0.03)    --             --
 -----------------------------------------------------------------------------
  Net Realized Gains                      --      (1.68)          --
 -----------------------------------------------------------------------------
  Total Distributions                    (0.03)   (1.68)          --
 -----------------------------------------------------------------------------
  Net Asset Value, End of Period        $13.91   $11.18       $14.71
 -----------------------------------------------------------------------------
  Total Investment Return                24.74%  (13.79)%       7.45%/3/
 -----------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                               $  340   $ 997          $    6
 -----------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                  (1.03)%   0.09%       (0.77)%/2/
 -----------------------------------------------------------------------------
  Expenses                                3.98%    2.76%        2.79%/2/
 -----------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by DAMI/4/                              2.48%    1.26%        1.29%/2/
 -----------------------------------------------------------------------------
  Portfolio Turnover Rate                   105%    108%             122%
 -----------------------------------------------------------------------------



 /1/Inception date for Investment Class shares of the Fund was July 11, 1997.

 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Smaller Companies--Investment Class

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                              CUSIP #61735K745

                                                                366PRO (2/00)

                                                                801-8006



                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





Smaller Companies

Formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------
of Smaller Companies

Goal: The Fund seeks capital appreciation, with current income as a secondary objective.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of U.S. small capitalization companies.
INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the equity and equity related securities of U.S. small capitalization companies. In managing the Fund, we use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analyses with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------


SMALLER COMPANIES--Institutional Class

Overview of Smaller Companies



Goal..........................................................................3
Core Strategy.................................................................3
Investment Policies and Strategies............................................3
Principal Risks of Investing in the Fund......................................4
Who Should Consider Investing in the Fund.....................................4
Total Returns, After Fees and Expenses........................................5
Annual Fund Operating Expenses................................................6

A Detailed Look at Smaller Companies

Objective.....................................................................7
Strategy......................................................................7
Principal Investments.........................................................7
Investment Process............................................................7
Other Investments.............................................................7
Risks.........................................................................8
Management of the Fund........................................................8
Portfolio Managers............................................................9
Calculating the Fund's Share Price............................................9
Performance Information......................................................10
Dividends and Distributions..................................................10
Tax Considerations...........................................................10
Buying and Selling Fund Shares...............................................10
Financial Highlights.........................................................13


--------------------------------------------------------------------------------

Overview of Smaller Companies

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;
 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in the U.S.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Smaller Companies Fund Institutional Class requires a minimum investment of $250,000. You should consider investing in Smaller Companies if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in Smaller Companies if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or to investors in large- and medium-capitalization stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Smaller Companies is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                                                   Overview of Smaller Companies

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on June 30, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the S&P Small Cap 600 Index over the last one year and since inception. The Index is a passive measure of U.S. small capitalization equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Small Cap 600 Index is an unmanaged domestic equity securities index consisting of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index is a widely accepted benchmark of U.S. small capitalization equity market performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]
YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996    22.21%
1997    15.13%
1998     1.06%
1999    35.38%

Since inception, the Fund's highest return in any calendar quarter was 26.91% (fourth quarter 1999) and its lowest quarterly return was (22.92%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                             1 year (6/30/95)/1/

  Smaller Companies --
  Institutional Class        35.38%    18.94%
 -----------------------------------------------
  S&P 600 Index              12.41%    15.53%
 -----------------------------------------------


 /1/ The S&P 600 Index average is calculated from June 30, 1995.

--------------------------------------------------------------------------------

Overview of Smaller Companies

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

estimated expenses that you may pay if you buy and hold Institutional Class shares of Smaller Companies.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 3.40% and 4.40%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 12 months, the expense example takes into account fee waivers or reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                   1.00%
 -----------------------------------------------
  Distribution and
  Service (12b-1) Fees               None
 -----------------------------------------------
  Other Expenses                    2.23%/1/
 -----------------------------------------------
  Total Annual Fund
  Operating Expenses                3.23%/1/
 -----------------------------------------------
  Less: Fee Waivers or
  Expense Reimbursements          (1.98%)/2/
 -----------------------------------------------
  Net Expenses                      1.25%
 -----------------------------------------------



 EXPENSE EXAMPLE/3/



     1 year         3 years           5 years         10 years
 ----------------------------------------------------------------

     $127            $809             $1,516           $3,395
 ----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at Smaller Companies


OBJECTIVE

The Fund seeks capital appreciation, with current income as a secondary objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of U.S. smaller capitalization companies. We focus on individual security rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of U.S. smaller capitalization companies. The Investment Adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization for smaller cap companies with growth and profitability.

The team looks for two financial attributes that set these companies apart:

 . Evidence of above-average growth in revenues and earnings; and

 . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

In implementing this strategy the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in investment grade fixed income securities, stocks of medium and large capitalization companies, securities of foreign issuers and in cash.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directing in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies

safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with equity investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Small Company Risk. The Fund's investments in small capitalization companies will be more susceptible to share price fluctuations since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the U.S. stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as investment adviser for the Fund. As investment adviser, DAMI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly-owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including
--------------------------------------------------------------------------------

                                       A Detailed Look at Smaller Companies

investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey Jones, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John Callaghan, Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology and health care sectors.

 . Previously, at Odyssey Partners, a private investment partnership from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 17 years of investment industry experience.

 . MBA from Harvard Business School.

Mary Dugan, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1994.

 . Co-manager of the investment adviser's small cap equity group.

 . Portfolio manager with a primary focus on the consumer and capital goods sectors.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . 17 years of investment industry experience.

 . BA from the University of Rochester and MBA from New York University's Stein
  School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses:
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313


By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64121-9210


By overnight mail
                 Service Center
                 210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000


Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

--------------------------------------------------------------------------------

                                       A Detailed Look at Smaller Companies


How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:      1010 00695
Attn:            Deutsche Asset Management Funds
DDA No:          98-7052-395-7
                 (Account name)
FBO:             (Account number)
Credit:          Smaller Companies Fund [Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank
--------------------------------------------------------------------------------

A Detailed Look at Smaller Companies

 transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

                                       A Detailed Look at Smaller Companies

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS


                                                                 For the Period Ended
                              For the Year Ended October 31,         October 31,
                              1999     1998     1997     1996         1995/1/
  For a Share Outstanding
   Throughout each Period:
  Net Asset Value,
  Beginning of Period       $11.22   $14.72   $13.10   $10.55         $10.00
 ------------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income
  (Loss)                      0.00    (0.01)   (0.03)   (0.02)          0.03
 ------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gains
  (Losses)                    2.80    (1.81)    2.87     2.61           0.52
 ------------------------------------------------------------------------------------
  Total from Investment
  Operations                  2.80    (1.82)    2.84     2.59           0.55
 ------------------------------------------------------------------------------------
  Distributions to
   Shareholders
  Net Investment Income      (0.03)    --       --      (0.04)           --
 ------------------------------------------------------------------------------------
  Net Realized Gains          --      (1.68)   (1.22)    --              --
 ------------------------------------------------------------------------------------
  Total Distributions        (0.03)   (1.68)   (1.22)   (0.04)           --
 ------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                    $13.99   $11.22   $14.72   $13.10         $10.55
 ------------------------------------------------------------------------------------
  Total Investment Return    25.03%  (13.54)%  23.29%   24.58%          5.50%/3/
 ------------------------------------------------------------------------------------
  Net Assets, End of
  Period (000s omitted)       $6,299   $4,734   $5,724   $4,115        $2,638
 ------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Net Investment Income
  (Loss)                     (0.78)%   0.26%   (0.29)%  (0.23)%         0.94%/2/
 ------------------------------------------------------------------------------------
  Expenses                    4.40%    2.44%    2.63%    2.55%          2.28%/2/
 ------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Absorption of
  Expenses by DAMI/4/         3.15%    1.19%    1.38%    1.30%          1.03%/2/
 ------------------------------------------------------------------------------------
  Portfolio Turnover Rate       105%     108%     122%     141%              23%
 ------------------------------------------------------------------------------------

 /1/The Fund's inception date was June 30, 1995.
 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI-Deutsche Asset Management Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

                       This page intentionally left blank

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Smaller Companies--Institutional Class

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                              CUSIP #61735K844

                                                                362PRO (2/00)

                                                                801-8006



                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





Fixed Income

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents



Fixed Income................................................................   3
Short-Term Fixed Income.....................................................  11
Municipal Bond..............................................................  19
Short-Term Municipal Bond...................................................  27
High Yield Bond.............................................................  35
Information Concerning All of the Funds.....................................  43
Management of the Funds.....................................................  43
Calculating a Fund's Share Price............................................  43
Dividends and Distributions.................................................  44
Tax Considerations..........................................................  44
Buying and Selling Fund Shares..............................................  44

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including U.S. government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.
--------------------------------------------------------------------------------


Fixed Income--Institutional Class

Overview of Fixed Income



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Fixed Income



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Portfolio Managers..........................................................   9
Financial Highlights........................................................  10


--------------------------------------------------------------------------------

Overview of Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Fixed Income if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                        Overview of Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 18, 1992 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors:
U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1993     13.67%
1994    - 1.93%
1995     18.17%
1996      4.49%
1997      9.46%
1998      7.91%
1999    - 0.55%


Since inception, the Fund's highest return in any calendar quarter was 5.87% (first quarter 1993) and its lowest quarterly return was (3.20%) (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                     1 Year 5 Years (9/18/92)/1/

  Fixed Income--
  Institutional
  Class             (0.55)%  7.72%     7.12%
 -----------------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index             (0.82)%  7.73%     6.23%
 -----------------------------------------------


 /1/The Lehman Brothers Aggregate Bond Index average is calculated from September 30, 1992.
--------------------------------------------------------------------------------

Overview of Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                  0.40%
 -----------------------------------------------
  Distribution and
  Service (12b-1) Fees              None
 -----------------------------------------------
  Other Expenses                   0.15%
 -----------------------------------------------
  Total Annual Fund
  Operating Expenses               0.55%
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements          0.00%/1/
 -----------------------------------------------
  Net Expenses                     0.55%
 -----------------------------------------------




 EXPENSE EXAMPLE/2/



   1 Year           3 Years           5 Years         10 Years
 -------------------------------------------------------------------

    $56              $176              $307             $689
 -------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term U.S. treasury, corporate, mortgage-backed and asset-backed, taxable, municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issuer's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.
--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

 . They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------

A Detailed Look at Fixed Income


OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers and governments, including American Depositary Receipts (ADRs). The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.
Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

                                                 A Detailed Look at Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage and asset backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 . Analyst specializing in asset backed securities and government securities.

--------------------------------------------------------------------------------

A Detailed Look at Fixed Income


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                   For the year ended October 31,
                               1999        1998        1997      1996      1995

For a Share Outstanding
 Throughout each Period:
Net Asset Value,
 Beginning of Period         $10.88      $10.76      $10.51    $10.62     $9.93
--------------------------------------------------------------------------------
Income From Investment
 Operations
Net Investment Income          0.64        0.65        0.68      0.68      0.70
--------------------------------------------------------------------------------
Net Realized and
 Unrealized Gains
 (Losses) on Investment       (0.54)       0.20        0.25     (0.04)     0.69
--------------------------------------------------------------------------------
Total from Investment
 Operations                    0.10        0.85        0.93      0.64      1.39
--------------------------------------------------------------------------------
Distributions to
 Shareholders from
Net Investment Income         (0.64)      (0.65)      (0.68)    (0.68)    (0.70)
--------------------------------------------------------------------------------
Net Realized Gains            (0.17)      (0.08)        --      (0.07)      --
--------------------------------------------------------------------------------
Total Distributions           (0.81)      (0.73)      (0.68)    (0.75)    (0.70)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                      $10.17      $10.88      $10.76    $10.51    $10.62
--------------------------------------------------------------------------------
Total Investment Return        0.86%       8.25%       9.22%     6.27%    14.53%
--------------------------------------------------------------------------------
Supplemental Data and
 Ratios:
Net Assets, End of
 Period (000s omitted)   $1,258,869  $1,263,215  $1,103,121  $758,003  $494,221
--------------------------------------------------------------------------------
Ratios to Average Net
 Assets:
Net Investment Income         6.08%       6.01%       6.50%     6.52%     6.81%
--------------------------------------------------------------------------------
Expenses                      0.55%       0.56%       0.60%     0.61%     0.63%
--------------------------------------------------------------------------------
Decrease Reflected in
Above Expense Ratio Due
to Absorption of
Expenses by DAMI/1/             --        0.01%       0.05%     0.06%     0.09%
--------------------------------------------------------------------------------
Portfolio Turnover Rate        157%        122%        178%      176%      182%
--------------------------------------------------------------------------------



/1/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Short-Term Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. We look for securities and sectors of the short-term fixed income marketplace that are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.
--------------------------------------------------------------------------------


Short-Term Fixed Income--Institutional Class

Overview of Short-Term Fixed Income



Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14



A Detailed Look at Short-Term Fixed Income



Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  16
Risks.......................................................................  16
Portfolio Managers..........................................................  17
Financial Highlights........................................................  18


--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Short-Term Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Short-Term Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than Fixed Income may provide.

You should not consider investing in Short-Term Fixed Income if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Short-Term Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                             Overview of Short-Term Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 13, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill
Lynch 1-Year Treasury Bill Index over the last one year and since its inception. The Fund has changed its benchmark from the Merrill Lynch 6-Month Treasury Bill Index to the Merrill Lynch 1-Year Treasury Bill Index. This index more closely reflects the dollar weighted average portfolio maturity of the Fund. The index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities-- costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index are each measures of the performance of the 6-month and 1-year Treasury Bills, respectively, assuming all cash flows are reinvested on a daily basis. Each Index is comprised of a single issue purchased at the beginning of the month and held for the full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures, closest to, but not beyond 6 months and 1-year, respectively, from the rebalancing date.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996    5.48%
1997    6.77%
1998    6.54%
1999    4.47%

Since inception, the Fund's highest return in any calendar quarter was 3.22% (third quarter 1998) and its lowest quarterly return was 0.17% (fourth quarter
1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                             1 Year (3/13/95)/1/

  Short-Term Fixed Income--
  Institutional Class        4.47%     5.95%
 -----------------------------------------------
  Merrill Lynch 6-Month
  Treasury Bill Index        4.64%     5.44%
 -----------------------------------------------
  Merrill Lynch 1-Year
  Treasury Bill Index        4.03%     5.63%
 -----------------------------------------------



 /1/The Merrill Lynch 6-Month Treasury Bill Index average and the Merrill Lynch 1-Year Treasury Bill Index average are each calculated from March 31, 1995.

--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Short-Term Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.89% and 1.29%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
  Service (12b-1) Fees                      None
 --------------------------------------------------
  Other Expenses                        0.65%/1/
 --------------------------------------------------
  Total Annual Fund
  Operating Expenses                    1.05%/1/
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements              (0.50%)/2/
 --------------------------------------------------
  Net Expenses                          0.55%
 --------------------------------------------------



 EXPENSE EXAMPLE/3/



   1 Year           3 Years          5 Years          10 Years
 -----------------------------------------------------------------

    $56              $283             $528             $1,232
 -----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Short-Term Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its total assets in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issue's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

 . They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------

A Detailed Look at Short-Term Fixed Income

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

                                      A Detailed Look at Short-Term Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage and asset backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 . Analyst specializing in asset backed securities and government securities.

--------------------------------------------------------------------------------

A Detailed Look at Short-Term Fixed Income


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                                    For the
                                                                  Period Ended
                                  For the Year Ended October 31,   October 31,
                                  1999     1998     1997    1996    1995/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning
   of Period                    $10.13   $10.06   $10.00  $10.01     $10.00
 ------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income           0.59     0.60     0.58    0.60       0.37
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
   Gains (Losses) on
   Investment                    (0.14)    0.07     0.06   (0.01)      0.01
 ------------------------------------------------------------------------------
  Total from Investment
   Operations                     0.45     0.67     0.64    0.59       0.38
 ------------------------------------------------------------------------------
  Distributions to
   Shareholders from
  Net Investment Income          (0.60)   (0.60)   (0.58)  (0.60)     (0.37)
 ------------------------------------------------------------------------------
  Net Realized Gains             (0.02)     --       --      --         --
 ------------------------------------------------------------------------------
  Total Distributions            (0.62)   (0.60)   (0.58)  (0.60)     (0.37)
 ------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                        $9.96   $10.13   $10.06  $10.00     $10.01
 ------------------------------------------------------------------------------
  Total Investment Return         4.49%    6.85%    6.61%   6.09%      3.82%/3/
 ------------------------------------------------------------------------------
  Supplemental Data and
   Ratios:
  Net Assets, End of Period
   (000s omitted)              $26,753  $20,201  $17,083  $6,751     $4,140
 ------------------------------------------------------------------------------
  Ratios to Average Net
   Assets:
  Net Investment Income          6.03%    5.92%    5.77%   6.00%       5.86%/2/
 ------------------------------------------------------------------------------
  Expenses                       1.29%    0.93%    1.09%   1.29%       2.84%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMI/4/                        0.74%    0.38%    0.56%   0.76%       2.32%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate         142%      98%     186%    124%         90%
 ------------------------------------------------------------------------------



 /1/The Fund's inception was March 13, 1995.
 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.
--------------------------------------------------------------------------------


Municipal Bond--Institutional Class

Overview of Municipal Bond



Goal........................................................................  19
Core Strategy...............................................................  19
Investment Policies and Strategies..........................................  19
Principal Risks of Investing in the Fund....................................  20
Who Should Consider Investing in the Fund...................................  20
Total Returns, After Fees and Expenses......................................  21
Annual Fund Operating Expenses..............................................  22



A Detailed Look at Municipal Bond



Objective...................................................................  23
Strategy....................................................................  23
Principal Investments.......................................................  23
Investment Process..........................................................  23
Other Investments...........................................................  23
Risks.......................................................................  24
Portfolio Managers..........................................................  25
Financial Highlights........................................................  26


--------------------------------------------------------------------------------

Overview of Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.
 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Municipal Bond Institutional Class requires a minimum investment of $250,000. You should consider investing in Municipal Bond if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Municipal Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Municipal Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                      Overview of Municipal Bond

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 13, 1991 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers 5 Year G.O Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio.
An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Lehman Brothers 5-Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1992     11.99%
1993     12.31%
1994    - 0.99%
1995     13.34%
1996      5.84%
1997      8.18%
1998      5.44%
1999    - 1.25%


Since inception, the Fund's highest return in any calendar quarter was 5.16% (first quarter 1995) and its lowest quarterly return was (2.98%) (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                            Since
                                        Inception
                     1 year 5 years (12/13/91)/1/

  Municipal Bond--
  Institutional
  Class             (1.25)%  6.21%      7.05%
 ------------------------------------------------
  Lehman 5 Year
  G.O Index           0.71%  5.81%      5.60%
 ------------------------------------------------


 /1/The Lehman 5 Year G.O. Index average is calculated from December 31, 1991.
--------------------------------------------------------------------------------

Overview of Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                         0.40%
 --------------------------------------------------
  Distribution and
  Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                          0.18%
 --------------------------------------------------
  Total Annual Fund
  Operating Expenses                      0.58%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (0.03%)/1/
 --------------------------------------------------
  Net Expenses                            0.55%




 EXPENSE EXAMPLE/2/



   1 Year           3 Years           5 Years         10 Years
 --------------------------------------------------------------

    $56              $183              $324             $723
 --------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY

In managing this fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S.
money market investments, or other short-term bonds that offer
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at Municipal Bond

comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

                                               A Detailed Look at Municipal Bond

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
--------------------------------------------------------------------------------

A Detailed Look at Municipal Bond


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                         For the year ended October 31,
                                      1999      1998     1997     1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
   Period                          $11.30    $11.12   $10.99   $10.86   $10.37
 ------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income              0.51      0.53     0.57     0.60     0.61
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
   Gains (Losses) on Investment     (0.59)     0.18     0.22     0.13     0.49
 ------------------------------------------------------------------------------
  Total from Investment
   Operations                       (0.08)     0.71     0.79     0.73     1.10
 ------------------------------------------------------------------------------
  Distributions to Shareholders
   from
  Net Investment Income             (0.51)    (0.53)   (0.57)   (0.60)   (0.61)
 ------------------------------------------------------------------------------
  Net Realized Gains                (0.05)       --    (0.09)      --       --
 ------------------------------------------------------------------------------
  Total Distributions               (0.56)    (0.53)   (0.66)   (0.60)   (0.61)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period   $10.66    $11.30   $11.12   $10.99   $10.86
 ------------------------------------------------------------------------------
  Total Investment Return           (0.78%)    6.58%    7.49%    6.90%   10.90%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period
   (000s omitted)                 $622,896  $570,743 $361,461 $252,152 $221,058
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income              4.62%     4.71%    5.19%    5.50%    5.75%
 ------------------------------------------------------------------------------
  Expenses                           0.58%     0.58%    0.61%    0.61%    0.62%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
   Expense Ratio Due to
   Absorption of
  Expenses by DAMI/1/                0.03%     0.04%    0.07%    0.06%    0.08%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate              27%       42%      67%      66%      63%
 ------------------------------------------------------------------------------



 /1/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Short-Term Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.
--------------------------------------------------------------------------------


Short-Term Municipal Bond--Institutional Class

Overview of Short-Term Municipal Bond



Goal........................................................................  27
Core Strategy...............................................................  27
Investment Policies and Strategies..........................................  27
Principal Risks of Investing in the Fund....................................  28
Who Should Consider Investing in the Fund...................................  28
Total Returns, After Fees and Expenses......................................  29
Annual Fund Operating Expenses..............................................  30



A Detailed Look at Short-Term Municipal Bond



Objective...................................................................  31
Strategy....................................................................  31
Principal Investments.......................................................  31
Investment Process..........................................................  31
Other Investments...........................................................  31
Risks.......................................................................  32
Portfolio Managers..........................................................  33
Financial Highlights........................................................  34


--------------------------------------------------------------------------------

Overview of Short-Term Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Short-Term Municipal Bond Institutional Class requires a minimum investment of $250,000. You should consider investing in Short-Term Municipal Bond if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in Municipal Bond. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Short-Term Municipal Bond if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Short-Term Municipal Bond is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                           Overview of Short-Term Municipal Bond


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on March 6, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the IBC Financial All Tax-Free Average Index over the last one year and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The IBC Financial All Tax-Free Average Index is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996    5.59%
1997    6.94%
1998    5.13%
1999    1.20%

Since inception, the Fund's highest return in any calendar quarter was 2.39% (fourth quarter 1995) and its lowest quarterly return was (0.03%) (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                              1 Year (3/6/95)/1/

  Short-Term Municipal
  Bond--Institutional Class   1.20%     5.11%
 -----------------------------------------------
  IBC Financial All Tax-Free
  Average                     2.73%     3.04%
 -----------------------------------------------


 /1/IBC Financial All Tax-Free Average is calculated from February 28, 1995.
--------------------------------------------------------------------------------

Overview of Short-Term Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of Short-Term Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of Average
                                Daily Net Assets

  Management Fees                  0.40%
 -----------------------------------------------
  Distribution and
  Service (12b-1) Fees               None
 -----------------------------------------------
  Other Expenses                   0.40%
 -----------------------------------------------
  Total Annual Fund
  Operating Expenses               0.80%
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements         (0.25%)/1/
 -----------------------------------------------
  Net Expenses                     0.55%
 -----------------------------------------------




 EXPENSE EXAMPLE/2/



   1 year           3 years           5 years         10 years
 --------------------------------------------------------------------

    $56              $230              $419             $964
 --------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Short-Term Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

--------------------------------------------------------------------------------

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at Short-Term Municipal Bond


RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

                                   A Detailed Look at Short-Term Municipal Bond


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
-------------------------------------------------------------------------------

A Detailed Look at Short-Term Municipal Bond


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                                  For the
                                                                period ended
                               For the year ended October 31,    October 31,
                              1999     1998     1997     1996     1995/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value,
   Beginning of Period        $10.37   $10.28   $10.13  $10.13     $10.00
 -----------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income         0.40     0.46     0.52    0.54       0.30
 -----------------------------------------------------------------------------
  Net Realized and
   Unrealized Gains
   (Losses) on Investment      (0.26)    0.09     0.16    0.04       0.13
 -----------------------------------------------------------------------------
  Total from Investment
   Operations                   0.14     0.55     0.68    0.58       0.43
 -----------------------------------------------------------------------------
  Distributions to
   Shareholders from
  Net Investment Income        (0.40)   (0.46)   (0.52)  (0.54)     (0.30)
 -----------------------------------------------------------------------------
  Net Realized Gains             --       --     (0.01)  (0.04)       --
 -----------------------------------------------------------------------------
  Total Distributions          (0.40)   (0.46)   (0.53)  (0.58)     (0.30)
 -----------------------------------------------------------------------------
  Net Asset Value, End of
   Period                     $10.11   $10.37   $10.28  $10.13     $10.13
 -----------------------------------------------------------------------------
  Total Investment Return       1.33%    5.51%    6.93%   5.90%      4.39%/3/
 -----------------------------------------------------------------------------
  Supplemental Data and
   Ratios:
  Net Assets, End of
   Period (000s omitted)    $107,427  $54,369  $19,950  $9,132     $3,724
 -----------------------------------------------------------------------------
  Ratios to Average Net
   Assets:
  Net Investment Income        3.92%    4.46%    5.14%   5.34%       4.60%/2/
 -----------------------------------------------------------------------------
  Expenses                     0.80%    0.82%    1.02%   1.58%       2.16%/2/
 -----------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Absorption of
  Expenses by DAMI/4/          0.25%    0.27%    0.49%   1.05%       1.64%/2/
 -----------------------------------------------------------------------------
  Portfolio Turnover Rate        64%      28%      95%    129%         62%
 -----------------------------------------------------------------------------


 /1/The Fund's inception was March 6, 1995.
 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of High Yield Bond

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.
Core Strategy: The Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its objective by investing in a diversified portfolio of high yield fixed income securities with a dollar weighted effective average portfolio maturity of seven to ten years.
--------------------------------------------------------------------------------


High Yield Bond--Institutional Class

Overview of High Yield Bond



Goal........................................................................  35
Core Strategy...............................................................  35
Investment Policies and Strategies..........................................  35
Principal Risks of Investing in the Fund....................................  36
Who Should Consider Investing in the Fund...................................  36
Total Returns, After Fees and Expenses......................................  37
Annual Fund Operating Expenses..............................................  38



A Detailed Look at High Yield Bond



Objective...................................................................  39
Strategy....................................................................  39
Principal Investments.......................................................  39
Investment Process..........................................................  39
Other Investments...........................................................  40
Risks.......................................................................  40
Portfolio Manager...........................................................  41
Financial Highlights........................................................  42


--------------------------------------------------------------------------------

Overview of High Yield Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; and . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

WHO SHOULD CONSIDER INVESTING IN THE FUND

High Yield Bond Institutional Class requires a minimum investment of $250,000.You should consider investing in High Yield Bond if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in High Yield Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments. The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in investment grade fixed income securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in High Yield Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                     Overview of High Yield Bond


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 16, 1998 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last one year and since its inception. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the global high yield debt market. The index includes over 1,625 issues with a total market value of $350 billion.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1999    15.72%

Since inception, the Fund's highest return in any calendar quarter was 7.28% (fourth quarter 1999) and its lowest quarterly return was (8.17%) (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                             1 year (3/16/98)/1/

  High Yield Bond Fund--
  Institutional Class        15.72%    7.34%
 -----------------------------------------------
  CS First Boston High
  Yield Index                 3.28%    0.43%
 -----------------------------------------------


 /1/The CS First Boston High Yield Index average is calculated from March 31, 1998.
--------------------------------------------------------------------------------

Overview of High Yield Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of High Yield Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.65%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of Average
                                Daily Net Assets

  Management Fees                  0.50%
 -----------------------------------------------
  Distribution and
  Service (12b-1) Fees               None
 -----------------------------------------------
  Other Expenses                   0.25%
 -----------------------------------------------
  Total Annual Fund
  Operating Expenses               0.75%
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements         (0.10%)/1/
 -----------------------------------------------
  Net Expenses                     0.65%
 -----------------------------------------------




 EXPENSE EXAMPLE/2/



   1 year           3 years           5 years         10 years
 -----------------------------------------------------------------

    $66              $229              $407             $920
 -----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at High Yield Bond

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down" and "bottom-up" approach to picking securities. This approach focuses on neutral yield curve distribution, careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers in an effort to provide higher income and manage risk. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features which provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

The Fund invests primarily in U.S.-dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds). Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves a top-down and bottom-up approach, first focusing on sector allocations and then using relative value and fundamental analysis to select the best securities within each sector. To select securities for investment, we:

 . analyze economic conditions for improving or undervalued sectors and industries;

 . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downside and upgrade potential;

 . assess new issues versus secondary market opportunities; and

 . seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.
--------------------------------------------------------------------------------
Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the Investment Adviser. These securities may be in default and are considered speculative.

--------------------------------------------------------------------------------

A Detailed Look at High Yield Bond

OTHER INVESTMENTS

The Fund may invest up to 10% of its total assets in non-U.S. dollar-denominated, below investment grade securities.

The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may use mortgage dollar rolls to finance the purchase of additional investments. The Fund may also purchase securities on a when-issued basis and engage in short-sales.

We may also use as secondary investments, various instruments commonly known as "derivatives." In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.
--------------------------------------------------------------------------------

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the Investment Adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.
--------------------------------------------------------------------------------

                                              A Detailed Look at High Yield Bond

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 . as a substitute for purchasing or selling securities or foreign currencies;

 . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 . in non-hedging situations, to attempt to profit from anticipated market developments.
--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

PORTFOLIO MANAGER

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Vice President of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in March 1998. Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

 . Portfolio manager specializing in the U.S. high yield bond market.
--------------------------------------------------------------------------------

A Detailed Look at High Yield Bond


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                              For the year     For the period
                                            ended October 31, ended October 31,
                                                  1999             1998/1/

  For a Share Outstanding Throughout each
   Period:
  Net Asset Value, Beginning of Period             $8.71            $10.00
 ------------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                             1.03              0.54
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                                          0.37             (1.29)
 ------------------------------------------------------------------------------
  Total from Investment Operations                  1.40             (0.75)
 ------------------------------------------------------------------------------
  Distributions to Shareholders from
  Net Investment Income                            (1.03)            (0.54)
 ------------------------------------------------------------------------------
  Net Realized Gains                                 --                --
 ------------------------------------------------------------------------------
  Total Distributions                              (1.03)            (0.54)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period                   $9.08             $8.71
 ------------------------------------------------------------------------------
  Total Investment Return                          16.54%            (7.84%)/3/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)      $318,247           $92,668
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                            11.37%             9.34%/2/
 ------------------------------------------------------------------------------
  Expenses                                          0.75%             0.82%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense
   Ratio Due to Absorption of Expenses by
   DAMI/4/                                          0.10%             0.17%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                            180%              131%
 ------------------------------------------------------------------------------



 /1/ The Fund's inception was March 16, 1998.
 /2/ Annualized.

 /3/ Total return is not annualized.

 /4/ DAMI-Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for each Fund. As investment adviser, DAMI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.



                                Percentage of
                                Average Daily
             Fund                  Net Assets
---------------------------------------------
Fixed Income Fund                   0.40%
---------------------------------------------
Short-Term Fixed Fund               0.40%
---------------------------------------------
Municipal Bond Fund                 0.40%
---------------------------------------------
Short-Term Municipal Bond Fund      0.40%
---------------------------------------------
High Yield Bond Fund                0.50%
---------------------------------------------



DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the broker's or financial advisor's servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

Information concerning all Funds

outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns investment income or recognizes taxable net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends" from Municipal Bond and Short-Term Municipal Bond. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character.



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
   (except exempt-
   interest
   dividends)
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Municipal Bond and Short-Term Municipal Bond intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses;
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313

By mail            Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210

By overnight mail  Service Center
                   210 West 10th Street, 8th floor
                   Kansas City, MO 64105-1716
--------------------------------------------------------------------------------

                                                Information concerning all Funds


Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000


Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By mail
            Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:   1010 00695

Attn:         Deutsche Asset Management Funds

DDA No:       98-7052-395-7

FBO:          (Account name)
              (Account number)

Credit:       [Fund name and Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service
--------------------------------------------------------------------------------

                                                Information concerning all Funds

 Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Fixed Income--Institutional Class

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Morgan Grenfell Investment Trust





Distributed by:
ICC Distributors, Inc.
Two Portland Square                                             CUSIP #61735K836
Portland, ME 04101                                                     61735K828
                                                                       61735K810
                                                                       61735K794
                                                                       61735K646
                                                                INSTFIPRO (2/00)
                                                                811-8006





                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Investment Class




Fixed Income

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents



Fixed Income................................................................   3
Short-Term Fixed Income.....................................................  11
Municipal Bond..............................................................  19
Short-Term Municipal Bond...................................................  27
High Yield Bond.............................................................  35
Information Concerning All Funds............................................  43
Management of the Fund......................................................  43
Calculating the Fund's Share Price..........................................  43
Performance Information.....................................................  44
Dividends and Distributions.................................................  44
Tax Considerations..........................................................  44
Buying and Selling Fund Shares..............................................  44

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including U.S. government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.
--------------------------------------------------------------------------------

Fixed Income--Investment Class

Overview of Fixed Income



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Fixed Income



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Portfolio Managers..........................................................   9
Financial Highlights........................................................  10


--------------------------------------------------------------------------------

Overview of Fixed Income


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Fixed Income if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                        Overview of Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on February 11, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year and since the inception of the class. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors:
U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1999       -0.79%

Since inception, the Fund's highest return in any calendar quarter was 4.13% (third quarter 1998) and its lowest quarterly return was (0.74%)(second quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                             1 year (2/11/98)/1/

  Fixed Income--Investment
  Class                     (0.79%)    2.89%
 -----------------------------------------------
  Lehman Brothers
  Aggregate Bond Index      (0.82%)    3.49%
 -----------------------------------------------


 /1/ The Lehman Brothers Aggregate Bond Index average is calculated from February 28, 1998.
--------------------------------------------------------------------------------

Overview of Fixed Income


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.40%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.80%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                  0.00%/1/
 --------------------------------------------------
  Net Expenses                             0.80%
 --------------------------------------------------




 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
 ------------------------------------------------------------------

      $82             $255              $444            $990
 ------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Fixed Income


OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term U.S. treasury, corporate, mortgage-backed and asset-backed, taxable, municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on credit worthiness, cash flow and price, to each bond;
 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issuer's ability to fulfill its contracts; and
 . subordinate sector weightings to individual bonds that may add above-market value.
--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
--------------------------------------------------------------------------------

A Detailed Look at Fixed Income


OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers and governments, including American Depositary Receipts (ADRs). The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.
--------------------------------------------------------------------------------

                                                 A Detailed Look at Fixed Income


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage and asset backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 . Analyst specializing in asset backed securities and government securities.
--------------------------------------------------------------------------------

A Detailed Look at Fixed Income


The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                                    For the year For the period
                                                       ended         ended
                                                    October 31,   October 31,
                                                        1999        1998/1/

  For a Share Outstanding Throughout each Period:
  Net Asset Value, Beginning of Period                $10.88       $10.75
 ------------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                                 0.61         0.45
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gain (Losses)            (0.54)        0.13
 ------------------------------------------------------------------------------
  Total from Investment Operations                      0.07         0.58
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                                (0.61)       (0.45)
 ------------------------------------------------------------------------------
  Net Realized Gains                                   (0.17)         --
 ------------------------------------------------------------------------------
  Total Distributions                                  (0.78)       (0.45)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period                      $10.17       $10.88
 ------------------------------------------------------------------------------
  Total Investment Return                               0.65%        5.28%/3/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)            $ 7,389      $ 1,533
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                 5.86%        5.77%/2/
 ------------------------------------------------------------------------------
  Expenses                                              0.80%        0.87%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to
   Absorption of Expenses by DAMI/4/                    0.00%        0.07%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                                157%            122%
 ------------------------------------------------------------------------------


 /1/The inception of Investment Class shares of the Fund was February 11, 1998. /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Short-Term Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. We look for securities and sectors of the short-term fixed income marketplace that are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.
--------------------------------------------------------------------------------


Short-Term Fixed Income--Investment Class

Overview of Short-Term Fixed Income



Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14



A Detailed Look at Short-Term Fixed Income



Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15



Other Investments...........................................................  15
Risks.......................................................................  16
Portfolio Managers..........................................................  17
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Short-Term Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than Fixed Income may provide.

You should not consider investing in Short-Term Fixed Income if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Short-Term Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                             Overview of Short-Term Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 13, 1995. The table compares the average annual return of the Fund's Institutional Class shares with that of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index over the last one year and since its inception. The Fund has changed its benchmark from the Merrill Lynch 6-Month Treasury Bill Index to the Merrill Lynch 1-Year Treasury Bill Index. This index more closely reflects the dollar weighted average portfolio maturity of the Fund. The index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index are measures of the performance of the 6-month and 1-year U.S. Treasury Bills, respectively, assuming all cash flows are reinvested on a daily basis. Each Index is comprised of a single issue purchased at the beginning of the month and held for the full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures, closest to, but not beyond 6 months or 1-year, respectively, from the rebalancing date.


                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1996    5.48%
1997    6.77%
1998    6.54%
1999    4.47%

Since inception, the Fund's highest return in any calendar quarter was 3.22% (third quarter 1998) and its lowest quarterly return was 0.17% (fourth quarter
1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                  1    Inception
                               year (3/13/95)/2/

  Short-Term Fixed Income--
  Institutional Class/1/      4.47%    5.95%
 -----------------------------------------------
  Merrill Lynch 6-Month
  Treasury Bill Index         4.64%    5.44%
 -----------------------------------------------
  Merrill Lynch 1-Year
  Treasury Bill Index         4.03%    5.63%
 -----------------------------------------------



 /1/Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/The Merrill Lynch 6-Month Treasury Bill Index average and the Merrill Lynch 1-Year Treasury Bill Index average are each calculated from March 31, 1995.

--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Short-Term Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.89% and 1.29%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of Average
                                Daily Net Assets


  Management Fees                       0.40%
 ------------------------------------------------
  Distribution and
  Service (12b-1) Fees                      None
 ------------------------------------------------
  Other Expenses                        0.90%/1/
 ------------------------------------------------
  Total Annual Fund
  Operating Expenses                    1.30%/1/
 ------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements              (0.50%)/2/
 ------------------------------------------------
  Net Expenses                          0.80%
 ------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year        3 Years            5 Years         10 Years
-----------------------------------------------------------------

      $81            $361               $662           $1,517
-----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Short-Term Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its total assets in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issue's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we
--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.
If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
--------------------------------------------------------------------------------

A Detailed Look at Short-Term Fixed Income

determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.
--------------------------------------------------------------------------------

                                      A Detailed Look at Short-Term Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage and asset backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 . Analyst specializing in asset backed securities and government securities.
--------------------------------------------------------------------------------

A Detailed Look at Short-Term Fixed Income

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                                                     For the
                                                                   period ended
                                   For the year ended October 31,  October 31,
                                    1999    1998    1997    1996     1995/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
   Period                          $10.13  $10.06  $10.00  $10.01   $10.00
 ------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income              0.59    0.60    0.58    0.60     0.37
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
   Gains (Losses)                   (0.14)   0.07    0.06   (0.01)    0.01
 ------------------------------------------------------------------------------
  Total from Investment
   Operations                        0.45    0.67    0.64    0.59     0.38
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income             (0.60)  (0.60)  (0.58)  (0.60)   (0.37)
 ------------------------------------------------------------------------------
  Net Realized Gains                (0.02)   --      --      --         --
 ------------------------------------------------------------------------------
  Total Distributions               (0.62)  (0.60)  (0.58)  (0.60)   (0.37)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period    $9.96  $10.13  $10.06  $10.00   $10.01
 ------------------------------------------------------------------------------
  Total Investment Return            4.49%   6.85%   6.61%   6.09%    3.82%/3/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
   omitted)                        $26,753 $20,201 $17,083  $6,751      $4,140
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income              6.03%   5.92%   5.77%   6.00%    5.86%/2/
 ------------------------------------------------------------------------------
  Expenses                           1.29%   0.93%   1.09%   1.29%    2.84%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
   Expense Ratio Due to
   Absorption of Expenses by
   DAMI/4/                           0.74%   0.38%   0.56%   0.76%    2.32%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate             142%     98%    186%    124%         90%
 ------------------------------------------------------------------------------



 /1/The Fund's inception was March 13, 1995.
 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc.--the Fund's Investment Adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.
--------------------------------------------------------------------------------


Municipal Bond--Investment Class

Overview of Municipal Bond



Goal........................................................................  19
Core Strategy...............................................................  19
Investment Policies and Strategies..........................................  19
Principal Risks of Investing in the Fund....................................  20
Who Should Consider Investing in the Fund...................................  20
Total Returns, After Fees and Expenses......................................  21
Annual Fund Operating Expenses..............................................  22



A Detailed Look at Municipal Bond



Objective...................................................................  23
Strategy....................................................................  23
Principal Investments.......................................................  23
Investment Process..........................................................  23
Other Investments...........................................................  23
Risks.......................................................................  24
Portfolio Managers..........................................................  25
Financial Highlights........................................................  26


--------------------------------------------------------------------------------

Overview of Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.
 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Municipal Bond if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Municipal Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Municipal Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                      Overview of Municipal Bond






TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on July 30, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one year and since inception of the Investment Class shares. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Lehman Brothers 5-Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1998    5.28%
1999   -1.56%

Since inception, the Fund's highest return in any calendar quarter was 2.42% (fourth quarter 1997) and its lowest quarterly return was (1.01%) (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                            1 year  (7/30/97)/1/

  Municipal Bond--
  Investment Class          (1.56%)    2.77%
 -----------------------------------------------
  Lehman 5 Year G.O. Index   0.71%     4.38%
 -----------------------------------------------


 /1/The Lehman 5 Year G.O. Index average is calculated from July 31, 1997.
--------------------------------------------------------------------------------

Overview of Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.42%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.82%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (0.02%)/1/
 --------------------------------------------------
  Net Expenses                             0.80%
 --------------------------------------------------



 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
----------------------------------------------------------------

      $82             $260              $453           $1,011
----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.
If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S
--------------------------------------------------------------------------------
Portfolio Turnover: The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at Municipal Bond

money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.
--------------------------------------------------------------------------------

                                               A Detailed Look at Municipal Bond

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
--------------------------------------------------------------------------------

A Detailed Look at Municipal Bond


The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                               For the Year
                                                  Ended        For the Period
                                               October 31,    Ended October 31,
                                               1999    1998        1997/1/

  For a Share Outstanding Throughout each
   Period:
  Net Asset Value, Beginning of Period       $11.30   $11.11     $11.11
 ------------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                        0.49     0.50       0.14
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
   (Losses)                                   (0.59)    0.19         --
 ------------------------------------------------------------------------------
  Total from Investment Operations            (0.10)    0.69       0.14
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                       (0.49)   (0.50)     (0.14)
 ------------------------------------------------------------------------------
  Net Realized Gains                          (0.05)    --           --
 ------------------------------------------------------------------------------
  Total Distributions                         (0.54)   (0.50)     (0.14)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period             $10.66   $11.30     $11.11
 ------------------------------------------------------------------------------
  Total Investment Return                     (1.01%)   6.42%      1.22%3
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)     $7,172  $5,126     $192
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                        4.33%    4.41%      4.95%/2/
 ------------------------------------------------------------------------------
  Expenses                                     0.82%    0.85%      0.85%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio
  Due to Absorption of Expenses by DAMI/4/     0.02%    0.06%      0.06%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                         27%     42%           67%
 ------------------------------------------------------------------------------


 /1/The inception of Investment Class shares of the Fund was July 30, 1997. /2/Annualized.

/3/Total return is not annualized.

/4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Short-Term Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.
--------------------------------------------------------------------------------

Short-Term Municipal Bond--Investment Class

Overview of Short-Term Municipal Bond



Goal........................................................................  27
Core Strategy...............................................................  27
Investment Policies and Strategies..........................................  27
Principal Risks of Investing in the Fund....................................  28
Who Should Consider Investing in the Fund...................................  28
Total Returns, After Fees and Expenses......................................  29
Annual Fund Operating Expenses..............................................  30



A Detailed Look at Short-Term Municipal Bond



Objective...................................................................  31
Strategy....................................................................  31
Principal Investments.......................................................  31
Investment Process..........................................................  31
Other Investments...........................................................  31
Risks.......................................................................  32
Portfolio Managers..........................................................  33
Financial Highlights........................................................  34


--------------------------------------------------------------------------------

Overview of Short-Term Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 . unfavorable legislation could affect the tax-exempt status of municipal bonds.
WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Short-Term Municipal Bond if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in Municipal Bond. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Short-Term Municipal Bond if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Short-Term Municipal Bond is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                           Overview of Short-Term Municipal Bond

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on December 3, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the IBC Financial All Tax-Free Average Index over the last one year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The IBC Financial All Tax-Free Average Index is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1998   4.75%
1999   0.93%

Since inception, the Fund's highest return in any calendar quarter was 4.13% (third quarter 1998) and its lowest quarterly return was (0.74%) (second quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                  1    Inception
                               Year (12/3/97)/1/

  Short-Term Municipal
  Bond--Investment Class      0.93%    3.04%
 -----------------------------------------------
  IBC Financial All Tax-Free
  Average                     2.73%    2.87%
 -----------------------------------------------


 /1/IBC Financial All Tax-Free Average is calculated from November 30, 1997.
--------------------------------------------------------------------------------

Overview of Short-Term Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of Short-Term Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.



 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.40%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.60%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.00%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.20%)/1/
 ---------------------------------------------------
  Net Expenses                             0.80%
 ---------------------------------------------------



 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
------------------------------------------------------------------

      $82            $298              $532            $1,204
------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Short-Term Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.
If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:
 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;
 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;
 . look to exploit any inefficiencies between intrinsic value and market trading price; and
 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

--------------------------------------------------------------------------------

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at Short-Term Municipal Bond

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.
--------------------------------------------------------------------------------

                                   A Detailed Look at Short-Term Municipal Bond

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 .Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware"s Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
-------------------------------------------------------------------------------

A Detailed Look at Short-Term Municipal Bond

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                        For the Year Ended For the Period Ended
                                         October 31, 1999  October 31, 1998/1/

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of Period       $10.37             $10.28
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                        0.37               0.39
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                                    (0.26)              0.09
 ------------------------------------------------------------------------------
  Total from Investment Operations             0.11               0.48
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                       (0.37)             (0.39)
 ------------------------------------------------------------------------------
  Net Realized Gains                             --                    --
 ------------------------------------------------------------------------------
  Total Distributions                         (0.37)             (0.39)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period             $10.11             $10.37
 ------------------------------------------------------------------------------
  Total Investment Return                      1.08%              4.81%/3/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                                   $268                 $436
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                        3.91%              4.20%/2/
 ------------------------------------------------------------------------------
  Expenses                                     1.00%              1.02%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by DAMI/4/                                   0.20%              0.22%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                        64%                   26%
 ------------------------------------------------------------------------------


 /1/Inception of Investment Class shares of the Fund was December 3, 1997. /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of High Yield Bond

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.
Core Strategy: The Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its objective by investing in a diversified portfolio of high yield fixed income securities with a dollar weighted effective average portfolio maturity of seven to ten years.
--------------------------------------------------------------------------------


High Yield Bond--Investment Class

Overview of High Yield Bond



Goal........................................................................  35
Core Strategy...............................................................  35
Investment Policies and Strategies..........................................  35
Principal Risks of Investing in the Fund....................................  36
Who Should Consider Investing in the Fund...................................  36
Total Returns, After Fees and Expenses......................................  37
Annual Fund Operating Expenses..............................................  38



A Detailed Look at High Yield Bond



Objective...................................................................  39
Strategy....................................................................  39
Principal Investments.......................................................  39
Investment Process..........................................................  39
Other Investments...........................................................  40
Risks.......................................................................  40




Portfolio Manager...........................................................  41
Financial Highlights........................................................  42

--------------------------------------------------------------------------------

Overview of High Yield Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; and . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in High Yield Bond if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in High Yield Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments. The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in investment grade fixed income securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in High Yield Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency.
-------------------------------------------------------------------------------

                                                     Overview of High Yield Bond

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on September 15, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the CS First Boston High Yield Index over the last one year and since its inception. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities-- costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the global high yield debt market. The index includes over 1,625 issues with a total market value of $350 billion.

[GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1999     15.36%

Since inception, the Fund's highest return in any calendar quarter was 7.03% (fourth quarter 1999) and its lowest quarterly return was 0.63% (third quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                            1 Year  (9/15/98)/1/

  High Yield Bond--
  Investment Class          15.36%     17.44%
 -----------------------------------------------
  CS First Boston High
  Yield Index                3.28%      4.84%
 -----------------------------------------------


 /1/ The CS First Boston High Yield Index average is calculated from September 30, 1998.
--------------------------------------------------------------------------------

Overview of High Yield Bond


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of High Yield Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.90%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                      0.50%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                       0.50%
 -----------------------------------------------
  Total Annual Fund
   Operating Expenses                  1.00%
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements             (0.10%)/1/
 -----------------------------------------------
  Net Expenses                         0.90%
 -----------------------------------------------




 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
------------------------------------------------------------------

      $92            $308              $542            $1,214
------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at High Yield Bond

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down" and "bottom-up" approach to picking securities. This approach focuses on neutral yield curve distribution, careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers in an effort to provide higher income and manage risk. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features which provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
PRINCIPAL INVESTMENTS

The Fund invests primarily in U.S.-dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds). Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves a top-down and bottom-up approach, first focusing on sector allocations and then using relative value and fundamental analysis to select the best securities within each sector. To select securities for investment, we:

 . analyze economic conditions for improving or undervalued sectors and industries;

 . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downside and upgrade potential;

 . assess new issues versus secondary market opportunities; and

 . seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.
--------------------------------------------------------------------------------
Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the Investment Adviser. These securities may be in default and are considered speculative.
--------------------------------------------------------------------------------

A Detailed Look at High Yield Bond

OTHER INVESTMENTS

The Fund may invest up to 10% of its total assets in non-U.S. dollar-denominated, below investment grade securities.

The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may use mortgage dollar rolls to finance the purchase of additional investments. The Fund may also purchase securities on a when-issued basis and engage in short-sales.

We may also use as secondary investments, various instruments commonly known as "derivatives". In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate
--------------------------------------------------------------------------------

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the Investment Adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.
--------------------------------------------------------------------------------

                                              A Detailed Look at High Yield Bond


Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 . as a substitute for purchasing or selling securities or foreign currencies;

 . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 . in non-hedging situations, to attempt to profit from anticipated market developments.
--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses and missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.


PORTFOLIO MANAGER

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Vice President of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 . Joined the investment adviser in March 1998. Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

 . Portfolio manager specializing in the U.S. high yield bond market.
--------------------------------------------------------------------------------

A Detailed Look at High Yield Bond

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                        For the Year Ended For the Period Ended
                                         October 31, 1999  October 31, 1998/1/

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of Period         $8.71              $10.28
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                         1.00                0.11
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                                      0.36               (1.57)
 ------------------------------------------------------------------------------
  Total from Investment Operations              1.36               (1.46)
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                        (1.00)              (0.11)
 ------------------------------------------------------------------------------
  Net Realized Gains                             --                  --
 ------------------------------------------------------------------------------
  Total Distributions                          (1.00)              (0.11)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period               $9.07              $ 8.71
 ------------------------------------------------------------------------------
  Total Investment Return                      16.07%               0.27%/3/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                                    $2,875              $   81
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                        11.24%              11.89%/2/
 ------------------------------------------------------------------------------
  Expenses                                      1.00%               1.05%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by DAMI/4/                                    0.10%               0.15%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                        180%                131%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was September 15, 1998.
 /2/Annualized.

 /3/Total return is not annualized.

 /4/DAMI--Deutsche Asset Management, Inc., the Fund's investment adviser.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for each Fund. The investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Funds paid the following fees to DAMI for investment advisory services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the year.



                                Percentage of
                                Average Daily
             Fund                  Net Assets
---------------------------------------------
Fixed Income Fund                   0.40%
---------------------------------------------
Short-Term Fixed Income Fund        0.40%
---------------------------------------------
Municipal Bond Fund                 0.40%
---------------------------------------------
Short-Term Municipal Bond Fund      0.40%
---------------------------------------------
High Yield Bond Fund                0.50%
---------------------------------------------



DAMI provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $12.6 billion in assets.

DAMI is an indirect wholly owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the broker's or financial advisor's servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net
Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

Information Concerning all Funds


The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York
Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns investment income or recognizes taxable net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends" from Municipal Bond and Short-Term Municipal Bond. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character.



  TRANSACTION    TAX STATUS
 ---------------------------------------

  Income         Ordinary income
  dividends
  (except
  exempt-
  interest
  dividends)
 ---------------------------------------
  Short-term     Ordinary income
  capital gains
  distributions
 ---------------------------------------
  Long-term
  capital gains
  distributions  Long-term capital gains

 ------------------------------------
Municipal Bond and Short-Term Municipal Bond intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION   TAX STATUS
 ---------------------------------

  Your sale     Generally, long-
  of shares     term capital gains
  owned more    or losses
  than one
  year
 ---------------------------------
  Your sale     Generally, short-
  of shares     term capital gains
  owned for     or losses; losses
  one year or   subject to special
  less          rules.

 ------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


Minimum Account Investments



 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

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                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Fixed Income--Investment Class

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                   CUSIP #61735K760
Portland, ME 04101
                                                             61735K588

                                                             61735K737

                                                             61735K729

                                                             61735K596

                                                       INVFIPRO (2/00)

                                                       811-08006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Investment Class





Core Global Fixed Income

Global Fixed Income

International Fixed Income

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents
-----------------



Core Global Fixed Income....................................................   3
Global Fixed Income.........................................................  12
International Fixed Income..................................................  21
Information Concerning All Funds............................................  30
Management of the Fund......................................................  30
Calculating the Fund's Share Price..........................................  30
Performance Information.....................................................  31
Dividends and Distributions.................................................  31
Tax Considerations..........................................................  31
Buying and Selling Fund Shares..............................................  31

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Core Global Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income, and to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk.
Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers throughout the world.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

Core Global Fixed Income--Investment Class

Overview of Core Global Fixed Income



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Core Global Fixed Income



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Portfolio Managers..........................................................  10
Financial Highlights........................................................  11


--------------------------------------------------------------------------------

Overview of Core Global Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; or . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan, the United
  States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Core Global Fixed Income if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Core Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Core Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                            Overview of Core Global Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the
Fund's inception on May 4, 1998. The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond Index over the last one year and since inception. Bear in mind that the Index is a passive measure of world government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon World Government Bond Index is an unmanaged foreign securities index representing major government bond markets and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1999    -6.67%

Since inception, the Fund's highest return in any calendar quarter was 7.24% (third quarter 1998) and its lowest quarterly return was (4.17%) (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                            Since
                                        Inception
                                          (May 4,
                                1 Year   1982)/2/

  Core Global Fixed Income--
  Institutional Class           -6.67%    2.13%
 ------------------------------------------------
  Salomon World Government
  Bond Index                    -4.27%    4.60%
 ------------------------------------------------


 /1/ Institutional Class performance is presented because Investment Class shares, have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request. /2/ The Salomon World Government Bond Index average is calculated from April 30, 1998.
--------------------------------------------------------------------------------

Overview of Core Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Core Global Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.83% and 1.33%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.50%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           1.23%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.73%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.93%)/2/
 ---------------------------------------------------
  Net Expenses                             0.80%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 -------------------------------------------------------------

      $81            $450              $844            $1,946
 -------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Core Global Fixed Income

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality.
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Core Global Fixed Income


OTHER INVESTMENTS

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and global investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics.

--------------------------------------------------------------------------------

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

                                     A Detailed Look at Core Global Fixed Income


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We actively manage the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.
--------------------------------------------------------------------------------
Currency management is used in an attempt to offset investment risks
("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.
--------------------------------------------------------------------------------

A Detailed Look at Core Global Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.
--------------------------------------------------------------------------------

                                     A Detailed Look at Core Global Fixed Income

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                    For the year For the period
                                                       ended         ended
                                                    October 31,   October 31,
                                                        1999        1998/1/

  For a Share Outstanding Throughout each Period:
  Net Asset Value, Beginning of Period                $10.97       $10.00
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                                 0.47         0.19
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses)           (0.87)        0.78
 ------------------------------------------------------------------------------
  Total from Investment Operations                     (0.40)        0.97
 ------------------------------------------------------------------------------
  Distributions to Shareholders from
  Net Investment Income                                (0.53)         --
 ------------------------------------------------------------------------------
  Net Realized Gains                                   (0.03)         --
 ------------------------------------------------------------------------------
  Total Distributions                                  (0.56)         --
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period                      $10.01       $10.97
 ------------------------------------------------------------------------------
  Total Investment Return/3/                           (3.93%)       9.70%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)            $34,563         $33,585
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                 3.90%        4.19%/2/
 ------------------------------------------------------------------------------
  Expenses                                              1.33%        0.96%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to
  Absorption of Expenses by DAMIS/4/                    0.78%        0.41%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                                155%           151%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was May 4, 1998.
 /2/Annualized.

 /3/Total Investment Returns for periods less than 1 year are not annualized.

 /4/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Global Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk.
Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.

Global Fixed Income--Investment Class

Overview of Global Fixed Income



Goal........................................................................  12
Core Strategy...............................................................  12
Investment Policies and Strategies..........................................  12
Principal Risks of Investing in the Fund....................................  13
Who Should Consider Investing in the Fund...................................  13
Total Returns, After Fees and Expenses......................................  14
Annual Fund Operating Expenses..............................................  15



A Detailed Look at Global Fixed Income



Objective...................................................................  16
Strategy....................................................................  16
Principal Investments.......................................................  16
Investment Process..........................................................  16
Other Investments...........................................................  17
Risks.......................................................................  17
Portfolio Managers..........................................................  19
Financial Highlights........................................................  20


--------------------------------------------------------------------------------

                                                 Overview of Global Fixed Income


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is greater for the Fund since it generally holds more below investment grade securities (junk bonds) than a typical fixed income fund;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
 . the fixed income market could perform poorly in one or more of the countries in which the Fund has invested; or
 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries and, to a more limited extent, the emerging markets, in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan, the United
  States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Global Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of Global Fixed Income



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on January 4, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond Index over the last one year, five years and since inception. Bear in mind that the Index is a passive measure of world government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities costs which are reflected in the Fund"s results.
--------------------------------------------------------------------------------
The Salomon World Government Bond Index is an unmanaged foreign securities index representing major government bond markets and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.


                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

             1995     17.76%
             1996      5.23%
             1997      1.04%
             1998     13.30%
             1999    - 5.90%


Since inception, the Fund's highest return in any calendar quarter was 9.6% (first quarter 1995) and its lowest quarterly return was (4.68%) (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                     1 Year  5 Years (1/4/94)/2/

  Global Fixed
  Income--
  Institutional
  Class              -5.90%   5.95%     4.52%
 -----------------------------------------------
  Salomon World
  Government Bond
  Index              -4.27%   6.42%     5.73%
 -----------------------------------------------


 /1/ Institutional Class performance is presented because Investment Class shares, have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request. /2/ The Salomon World Government Bond Index average is calculated from December 31, 1993.
--------------------------------------------------------------------------------

                                                 Overview of Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Global Fixed Income.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.63% and 1.13%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.85%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.50%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           1.14%/1/
 --------------------------------------------------
  Total Fund Operating
   Expense                                 1.64%/1/
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (0.79%)/2/
 --------------------------------------------------
  Net Expenses                             0.85%
 --------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 --------------------------------------------------------------

      $86            $437              $811            $1,863
 --------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Global Fixed Income

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund"s benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.
Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.


INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,
 . interest rates,
 . monetary and fiscal policies,
 . taxation and
 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

                                          A Detailed Look at Global Fixed Income


OTHER INVESTMENTS

The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade (junk bonds), including the securities of issuers in emerging securities markets.

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income and global investing, along with those of investing in genera1. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal
--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities and below investment grade securities (junk bonds) involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investor's abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

A Detailed Look at Global Fixed Income


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark, due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and market risks. In addition, profound social change and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their markets in the
--------------------------------------------------------------------------------
Currency management is used in an attempt to offset investment risks
("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.
--------------------------------------------------------------------------------

                                          A Detailed Look at Global Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.
--------------------------------------------------------------------------------

A Detailed Look at Global Fixed Income

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                          For the Year Ended October 31,
                                      1999     1998    1997     1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                             $11.36   $10.84  $11.26   $10.99    $9.85
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                0.68     0.63    0.35     0.59     0.35
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                            (1.07)    0.45    0.01     0.12     0.99
 ------------------------------------------------------------------------------
  Total from Investment Operations    (0.39)    1.08    0.36     0.71     1.34
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  from
  Net Investment Income               (0.73)   (0.34)  (0.50)   (0.37)   (0.20)
 ------------------------------------------------------------------------------
  Net Realized Gains                  (0.52)   (0.22)  (0.28)   (0.07)   --
 ------------------------------------------------------------------------------
  Total Distributions                 (1.25)   (0.56)  (0.78)   (0.44)   (0.20)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period      $9.72   $11.36  $10.84   $11.26   $10.99
 ------------------------------------------------------------------------------
  Total Investment Return             (3.91%)  10.58%   3.34%    6.60%   13.88%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                           $52,220  $58,422 $42,180 $149,917 $139,337
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                6.67%    4.82%   5.30%    5.39%    5.61%
 ------------------------------------------------------------------------------
  Expenses                             1.13%    0.77%   0.77%    0.79%    0.87%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by DAMIS/1/              0.53%    0.17%   0.12%    0.04%    0.09%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate               161%     182%    179%     223%     147%
 ------------------------------------------------------------------------------



 /1/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk.
Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located in countries other than the United States.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------


International Fixed Income--Investment Class

Overview of International Fixed Income



Goal........................................................................  21
Core Strategy...............................................................  21
Investment Policies and Strategies..........................................  21
Principal Risks of Investing in the Fund....................................  22
Who Should Consider Investing in the Fund...................................  22
Total Returns, After Fees and Expenses......................................  23
Annual Fund Operating Expenses..............................................  24



A Detailed Look at International Fixed Income



Objective...................................................................  25
Strategy....................................................................  25
Principal Investments.......................................................  25
Investment Process..........................................................  25
Other Investments...........................................................  26
Risks.......................................................................  26
Portfolio Managers..........................................................  28
Financial Highlights........................................................  29



--------------------------------------------------------------------------------

Overview of International Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; or . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in International Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in International Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                          Overview of International Fixed Income



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 15, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond (non-U.S.) Index over the last one year, five years and since inception. Bear in mind that the Index is a passive measure of government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon World Government Bond (non-U.S.) Index is an unmanaged foreign securities index representing major government bond markets other than the United States and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1995     17.81%
1996      5.54%
1997    - 3.31%
1998     17.44%
1999    - 6.99%


Since inception, the Fund's highest return in any calendar quarter was 22.28% (third quarter 1997) and its lowest quarterly return was (5.03%) (second quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                    1 Year  5 Years (3/15/94)/2/

  International
  Fixed Income--
  Institutional
  Class             -6.99%   5.60%      4.68%
 -----------------------------------------------
  Salomon World
  Government Bond
  (non-U.S.) Index  -5.07%   5.90%      5.83%
 -----------------------------------------------


 /1/ Institutional Class performance is presented because Investment Class shares, have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request. /2/ The Salomon World Government Bond (non-U.S.) Index average is calculated from March 31, 1994.
--------------------------------------------------------------------------------

Overview of International Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Investment Class shares of International Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. Your actual investment returns and costs may be higher or lower.

--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.20% and 1.70%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.50%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.81%/1/
 --------------------------------------------------
  Total Fund Operating
   Expenses                                1.31%/1/
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (0.51%)/2/
 --------------------------------------------------
  Net Expenses                             0.80%
 --------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 -------------------------------------------------------------

      $81            $363              $666            $1,527
 -------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Fixed Income Fund

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world other than the United States. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.
Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment
Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at International Fixed Income Fund


OTHER INVESTMENTS

The Fund may invest up to 35% of its total assets in domestic and foreign cash equivalents and in U.S. fixed income securities.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal
--------------------------------------------------------------------------------

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

                              A Detailed Look at International Fixed Income Fund


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

--------------------------------------------------------------------------------
Currency management is used in an attempt to offset investment risks
("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.


Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.
--------------------------------------------------------------------------------

A Detailed Look at International Fixed Income Fund


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.
--------------------------------------------------------------------------------

                              A Detailed Look at International Fixed Income Fund

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                           For the year ended October 31,
                                        1999     1998    1997    1996    1995

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of
   Period                              $10.95   $10.16  $11.30  $11.34   $9.94
 ------------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                  0.21     0.51    0.20    0.86    0.42
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
   (Losses)                             (0.56)    0.65   (0.11)  (0.12)   1.03
 ------------------------------------------------------------------------------
  Total from Investment Operations      (0.35)    1.16    0.09    0.74    1.45
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                 (0.48)   (0.27)  (0.64)  (0.66)  (0.05)
 ------------------------------------------------------------------------------
  Net Realized Gains                    (0.36)   (0.10)  (0.59)  (0.12)   --
 ------------------------------------------------------------------------------
  Total Distributions                   (0.84)   (0.37)  (1.23)  (0.78)  (0.05)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period        $9.76   $10.95  $10.16  $11.30  $11.34
 ------------------------------------------------------------------------------
  Total Investment Return               (3.53%)  11.87%   0.82%   6.82%  14.66%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
   omitted)                            $55,997  $19,521 $27,937 $21,155 $27,603
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
 ------------------------------------------------------------------------------
  Net Investment Income                  3.53%    4.36%   5.00%   5.41%   5.51%
  Expenses                               1.70%    1.08%   1.06%   1.03%   1.15%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense
   Ratio Due to Absorption of
   Expenses by DAMIS/1/                  1.15%    0.51%   0.41%   0.28%   0.37%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                 140%     181%    174%    235%    187%
 ------------------------------------------------------------------------------



 /1/DAMIS-Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund. DAMIS makes each Fund's investment decisions. DAMIS buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.



                                 Percentage of
                                 Average Daily
             Fund                   Net Assets
----------------------------------------------
Core Global Fixed Income Fund        0.50%
----------------------------------------------
Global Fixed Income Fund             0.50%
----------------------------------------------
International Fixed Income Fund      0.50%
----------------------------------------------



DAMIS provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion in assets.

DAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. ("DAMI"), an affiliate of DAMIS, provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.
CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds

dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:




  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------



Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses,
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments



 A standard account                   $2,500
 A retirement account                   $500
 An automatic investment plan account $1,000

--------------------------------------------------------------------------------

Information Concerning all Funds


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.
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Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission
(SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                  Service Center
                  P.O. Box 219210
                  Kansas City, MO 64121

or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Core Global Fixed Income--Investment Class

Global Fixed Income

International Fixed Income


Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                         INVINTLFIPRO (2/00)

Portland, ME 04101
                                                            801-8006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





Core Global Fixed Income

Global Fixed Income

International Fixed Income

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents
-----------------



Core Global Fixed Income....................................................   3
Global Fixed Income.........................................................  12
International Fixed Income..................................................  21
Information Concerning All of the Funds.....................................  30
Management of the Funds.....................................................  30
Calculating a Fund's Share Price............................................  30
Performance Information.....................................................  31
Dividends and Distributions.................................................  31
Tax Considerations..........................................................  31
Buying and Selling Fund Shares..............................................  31

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Core Global Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income, and to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk.
Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers throughout the world.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

Core Global Fixed Income--Institutional Class

Overview of Core Global Fixed Income



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at Core Global Fixed Income



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Portfolio Managers..........................................................  10
Financial Highlights........................................................  11


--------------------------------------------------------------------------------

Overview of Core Global Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; or . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan, the United
  States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Core Global Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Core Global Fixed Income if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Core Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Core Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                            Overview of Core Global Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on May 4, 1998 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond Index over the last one year and since inception. The index is a passive measure of world government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities-- costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon World Government Bond Index is an unmanaged foreign securities index representing major government bond markets and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

                                   -6.67

                                    1999

Since inception, the Fund's highest return in any calendar quarter was 7.24% (third quarter 1998) and its lowest quarterly return was (4.17%) (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                       Since
                                   Inception
                         1 Year  (5/4/98)/1/

  Core Global Fixed
  Income--Institutional
  Class                  -6.67%     2.13%
 -----------------------------------------------
  Salomon World
  Government Bond Index  -4.27%     4.60%
 -----------------------------------------------
 /1/The Salomon World Government Bond Index average is calculated from April 30, 1998.
--------------------------------------------------------------------------------

Overview of Core Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Core Global Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.83% and 1.33%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                      0.50%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                       0.98%/1/
 -----------------------------------------------
  Total Annual Fund
   Operating Expense                   1.48%/1/
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements             (0.93%)/2/
 -----------------------------------------------
  Net Expenses                         0.55%
 -----------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
----------------------------------------------------------------

      $56            $373              $713            $1,674
---------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Core Global Fixed Income

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.
Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Core Global Fixed Income


OTHER INVESTMENTS

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and global investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in
--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.


 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

                                     A Detailed Look at Core Global Fixed Income


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We actively manage the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.
--------------------------------------------------------------------------------

Currency management is used in an attempt to offset investment risks ("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

--------------------------------------------------------------------------------

A Detailed Look at Core Global Fixed Income


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.
--------------------------------------------------------------------------------

                                     A Detailed Look at Core Global Fixed Income

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                    For the Year For the Period
                                                       Ended     Ended October
                                                    October 31,       31,
                                                        1999        1998/1/

  For a Share Outstanding Throughout each Period:
  Net Asset Value, Beginning of Period                $10.97       $10.00
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                                 0.47         0.19
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses)           (0.87)        0.78
 ------------------------------------------------------------------------------
  Total from Investment Operations                     (0.40)        0.97
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                                (0.53)          --
 ------------------------------------------------------------------------------
  Net Realized Gains                                   (0.03)          --
 ------------------------------------------------------------------------------
  Total Distributions                                  (0.56)          --
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period                      $10.01       $10.97
 ------------------------------------------------------------------------------
  Total Investment Return/4/                           (3.93)%       9.70%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)            $34,563         $33,585
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                 3.90%        4.19%/2/
 ------------------------------------------------------------------------------
  Expenses                                              1.33%        0.96%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to
  Absorption of Expenses by DAMIS/3/                    0.78%        0.41%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                                155%            151%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was May 4, 1998.
 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

 /4/Total Investment Returns for periods less than 1 year are not annualized.

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Global Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk.

Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

Global Fixed Income--Institutional Class

Overview of Global Fixed Income



Goal........................................................................  12
Core Strategy...............................................................  12
Investment Policies and Strategies..........................................  12
Principal Risks of Investing in the Fund....................................  13
Who Should Consider Investing in the Fund...................................  13
Total Returns, After Fees and Expenses......................................  14
Annual Fund Operating Expenses..............................................  15



A Detailed Look at Global Fixed Income



Objective...................................................................  16
Strategy....................................................................  16
Principal Investments.......................................................  16
Investment Process..........................................................  16
Other Investments...........................................................  17
Risks.......................................................................  17
Portfolio Managers..........................................................  19
Financial Highlights........................................................  20


--------------------------------------------------------------------------------

                                                 Overview of Global Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is greater for the Fund since it generally holds more below investment grade securities (junk bonds) than a typical fixed income fund;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
 . the fixed income market could perform poorly in one or more of the countries in which the Fund has invested; or
 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries and, to a more limited extent, the emerging markets, in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan, the United
  States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Global Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Global Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of Global Fixed Income



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on January 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond Index over the last one year, five years and since inception. The index is a passive measure of world government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon World Government Bond Index is an unmanaged foreign securities index representing major government bond markets and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1995     17.76%
1996      5.23%
1997      1.04%
1998     13.30%
1999    - 5.90%


Since inception, the Fund's highest return in any calendar quarter was 9.6% (first quarter 1995) and its lowest quarterly return was (4.68%) (first quarter
1999). Past performance offers no indication of how the Fund will perform in the futue.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999


                                           Since
                                       Inception
                      1 Year  5 Year (1/4/94)/1/

  Global Fixed
  Income--
  Institutional
  Class               -5.90%   5.95%    4.52%
 -----------------------------------------------
  Salomon World
  Government Bond
  Index               -4.27%   6.42%    5.73%
 -----------------------------------------------


 /1/ The Salomon World Government Bond Index average is calculated from December 31, 1993.
--------------------------------------------------------------------------------

                                                 Overview of Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Global Fixed Income.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.63% and 1.13%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.60%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                      0.50%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                       0.89%/1/
 -----------------------------------------------
  Total Annual Fund
   Operating Expense                   1.39%/1/
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements             (0.79%)/2/
 -----------------------------------------------
  Net Expenses                         0.60%
 -----------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
----------------------------------------------------------------

      $61            $360              $680            $1,588
----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Global Fixed Income

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

                                          A Detailed Look at Global Fixed Income


OTHER INVESTMENTS

The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade (junk bonds), including the securities of issuers in emerging securities markets.

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income and global investing, along with those of investing in genera1. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not
--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities and below investment grade securities (junk bonds) involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investor's abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

A Detailed Look at Global Fixed Income


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark, due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and market risks. In addition, profound social change and business practices that depart from

--------------------------------------------------------------------------------
Currency management is used in an attempt to offset investment risks
("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

developed countries' economies norms have hindered the orderly growth of emerging economies and their markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

--------------------------------------------------------------------------------

                                          A Detailed Look at Global Fixed Income


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.

--------------------------------------------------------------------------------

A Detailed Look at Global Fixed Income

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                          For the Year Ended October 31,
                                      1999     1998    1997     1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                             $11.36   $10.84  $11.26   $10.99    $9.85
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                0.68     0.63    0.35     0.59     0.35
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                            (1.07)    0.45    0.01     0.12     0.99
 ------------------------------------------------------------------------------
  Total from Investment Operations    (0.39)    1.08    0.36     0.71     1.34
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  from
  Net Investment Income               (0.73)   (0.34)  (0.50)   (0.37)   (0.20)
 ------------------------------------------------------------------------------
  Net Realized Gains                  (0.52)   (0.22)  (0.28)  (0.07)    --
 ------------------------------------------------------------------------------
  Total Distributions                 (1.25)   (0.56)  (0.78)   (0.44)   (0.20)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period      $9.72   $11.36  $10.84   $11.26   $10.99
 ------------------------------------------------------------------------------
  Total Investment Return             (3.91%)  10.58%   3.34%    6.60%   13.88%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                           $52,220  $58,422 $42,180 $149,917 $139,337
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                6.67%    4.82%   5.30%    5.39%    5.61%
 ------------------------------------------------------------------------------
  Expenses                             1.13%    0.77%   0.77%    0.79%    0.87%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMIS/1/                             0.53%    0.17%   0.12%    0.04%    0.09%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate               161%     182%    179%     223%     147%
 ------------------------------------------------------------------------------



/1/ DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Fixed Income

Goal: The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk.
Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located in countries other than the United States.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME--Institutional Class

Overview of International Fixed Income



Goal........................................................................  21
Core Strategy...............................................................  21
Investment Policies and Strategies..........................................  21
Principal Risks of Investing in the Fund....................................  22
Who Should Consider Investing in the Fund...................................  22
Total Returns, After Fees and Expenses......................................  23
Annual Fund Operating Expenses..............................................  24



A Detailed Look at International Fixed Income



Objective...................................................................  25
Strategy....................................................................  25
Principal Investments.......................................................  25
Investment Process..........................................................  25
Other Investments...........................................................  26
Risks.......................................................................  26
Portfolio Managers..........................................................  28
Financial Highlights........................................................  29


--------------------------------------------------------------------------------

Overview of International Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio; or . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Europe and in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

International Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in International Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in International Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                          Overview of International Fixed Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 15, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond (non-U.S.) Index over the last one year, five years and since inception. The index is a passive measure of government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon World Government Bond (non-U.S.) Index is an unmanaged foreign securities index representing major government bond markets other than the United States and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

                       1995    17.81%
                       1996     5.54%
                       1997    -3.31%
                       1998    17.44%
                       1999    -6.99%


Since inception, the Fund's highest return in any calendar quarter was 22.28% (third quarter 1997) and its lowest quarterly return was (5.03%)(second quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                          Since
                                      Inception
                     1 Year 5 Year (3/15/94)/1/

  International
  Fixed Income--
  Institutional
  Class              -6.99% 5.60%     4.68%
 ----------------------------------------------
  Salomon World
  Government Bond
  (non-U.S.) Index   -5.07% 5.90%     5.83%
 ----------------------------------------------


 /1/The Salomon World Government Bond (non-U.S.) Index average is calculated from March 31, 1994.
--------------------------------------------------------------------------------

Overview of International Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Institutional Class shares of International Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. Your actual investment returns and costs may be higher or lower.

--------------------------------------------------------------------------------

/1/ Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.20% and 1.70%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                           Percentage of average
                                daily net assets

  Management Fees                       0.50%
 ------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ------------------------------------------------
  Other Expenses                        0.56%/1/
 ------------------------------------------------
  Total Annual Fund
   Operating Expenses                   1.06%/1/
 ------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements              (0.51%)/2/
 ------------------------------------------------
  Net Expenses                          0.55%
 ------------------------------------------------


 EXPENSE EXAMPLE/2/

     1 Year         3 Years           5 Years         10 Years
----------------------------------------------------------------

      $56            $285              $533            $1,242
----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Fixed Income

OBJECTIVE

The Fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world other than the United States. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in

--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.
Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at International Fixed Income


OTHER INVESTMENTS

The Fund may invest up to 35% of its total assets in domestic and foreign cash equivalents and in U.S. fixed income securities.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal
--------------------------------------------------------------------------------

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
--------------------------------------------------------------------------------

                                   A Detailed Look at International Fixed Income


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.
--------------------------------------------------------------------------------
Currency management is used in an attempt to offset investment risks
("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.


--------------------------------------------------------------------------------

A Detailed Look at International Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . 9 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Specializes in global fixed income asset allocation strategy.

 . 14 years of investment industry experience.

 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

Dipankar Shewaram, Portfolio Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Specializes in emerging markets.

 . 2 years of investment industry experience.

 . Degrees in economics and finance from London School of Economics.
--------------------------------------------------------------------------------

                                   A Detailed Look at International Fixed Income

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.
 FINANCIAL HIGHLIGHTS



                                           For the Year Ended October 31,
                                        1999     1998    1997    1996    1995

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of
  Period                               $10.95   $10.16  $11.30  $11.34   $9.94
 ------------------------------------------------------------------------------
  Income From Investment Operations
  Net Investment Income                  0.21     0.51    0.20    0.86    0.42
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                              (0.56)    0.65   (0.11)  (0.12)   1.03
 ------------------------------------------------------------------------------
  Total from Investment Operations      (0.35)    1.16    0.09    0.74    1.45
 ------------------------------------------------------------------------------
  Distributions to Shareholders from
  Net Investment Income                 (0.48)   (0.27)  (0.64)  (0.66)  (0.05)
 ------------------------------------------------------------------------------
  Net Realized Gains                    (0.36)   (0.10)  (0.59)  (0.12)   --
 ------------------------------------------------------------------------------
  Total Distributions                   (0.84)   (0.37)  (1.23)  (0.78)  (0.05)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period        $9.76   $10.95  $10.16  $11.30  $11.34
 ------------------------------------------------------------------------------
  Total Investment Return               (3.53%)  11.87%   0.82%   6.82%  14.66%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                             $55,997  $19,521 $27,937 $21,155 $27,603
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                  3.53%    4.36%   5.00%   5.41%   5.51%
 ------------------------------------------------------------------------------
  Expenses                               1.70%    1.08%   1.06%   1.03%   1.15%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by DAMIS/1/                            1.15%    0.51%   0.41%   0.28%   0.37%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                 140%     181%    174%    235%    187%
 ------------------------------------------------------------------------------



 /1/ DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund. DAMIS makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.



                                 Percentage of
                                 Average Daily
             Fund                   Net Assets
----------------------------------------------
Core Global Fixed Income Fund        0.50%
----------------------------------------------
Global Fixed Income Fund             0.50%
----------------------------------------------
International Fixed Income Fund      0.50%
----------------------------------------------

DAMIS provides a full range of institutional investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion in assets.

DAMIS is an indirect wholly-owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. ("DAMI"), an affiliate of DAMIS, provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds

Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains
  distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains
  distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses:
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313

By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64121-9210

By overnight     Service Center
mail             210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account      $25,000
Minimum account balance   $50,000


Institutional class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.
--------------------------------------------------------------------------------

Information Concerning all Funds


How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:      1010 00695
Attn:            Deutsche Asset Management/ Mutual Funds
DDA No:
                 98-7052-395-7
                 (Account name)
FBO:             (Account number)
Credit:          [Fund name and Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800 730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

 . Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

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                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Core Global Fixed Income--Institutional Class

Global Fixed Income

International Fixed Income

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                            CUSIP #61735K620
Portland, ME 04101                                    61735K208
                                                      61735K505

                                               INSINTLFIPRO

                                               811-8006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Institutional Class





International Select Equity

European Equity

International Small Cap Equity

Emerging Markets Equity

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents
-----------------



International Select Equity.................................................   3
European Equity.............................................................  11
International Small Cap Equity..............................................  20
Emerging Markets Equity.....................................................  29
Information Concerning All of the Funds.....................................  38
Management of the Funds.....................................................  38
Calculating a Fund's Share Price............................................  38
Performance Information.....................................................  39
Dividends and Distributions.................................................  39
Tax Considerations..........................................................  39
Buying and Selling Fund Shares..............................................  39




--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Select Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

International Select Equity--Institutional Class

Overview of International Select Equity



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at International Select Equity



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8
Portfolio Managers..........................................................   9
Financial Highlights........................................................  10


--------------------------------------------------------------------------------

Overview of International Select Equity


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.
WHO SHOULD CONSIDER INVESTING IN THE FUND

International Select Equity Institutional Class requires a minimum investment of $250,000. You should consider investing in International Select Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in International Select Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Select Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                         Overview of International Select Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on May 15, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996    10.31%
1997     0.51%
1998    23.49%
1999    88.85%

Since inception, the Fund's highest return in any calendar quarter was 42.80% (fourth quarter 1999) and its lowest quarterly return was (15.37%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                       Since
                                     Inception
                             1 year (5/15/95)/1/

  International Select
  Equity--Institutional
  Class                      88.85%    26.59%
 -----------------------------------------------
  EAFE Index                 26.96%    12.98%
 -----------------------------------------------



 /1/ EAFE Index performance is calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of International Select Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of International Select Equity.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

--------------------------------------------------------------------------------

/1/ Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.51% and 2.21%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.70%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                        0.45%/1/
 -----------------------------------------------
  Total Annual Fund
   Operating Expenses                   1.15%/1/
 -----------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements               0.00%/2/
 -----------------------------------------------
  Net Expenses                             1.15%
 -----------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years            5 Years        10 Years
-----------------------------------------------------------------

      $117           $365               $633           $1,398
-----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Select Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in stocks and other securities with equity characteristics located in the countries that make up the MSCI (Morgan Stanley Capital International) EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The majority of securities in which the Fund invests are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE Index has a median market capitalization of over $29 billion.

Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
-------------------------------------------------------------------------------

                                  A Detailed Look at International Select Equity

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The use of futures and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freilburg University.

Patrick Deane, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 12 years of investment industry experience.

 . UK portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1994.

 . 15 years investment experience.

 . Japanese portfolio manager with an emphasis on small cap securities.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Syed Adlan, Analyst/Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1997.

 . Prior to that, foreign exchange reserves management team member, Central Bank of Malaysia, from 1995 to 1997.

 . 5 years of investment industry experience.

 . Analyst specializing in Asian equities.

--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                                 For the Period
                                                                     Ended
                                 For the Year Ended October 31,   October 31,
                                  1999    1998    1997    1996      1995/1/

  For a Share Outstanding
   throughout each Period:
  Net Asset Value, Beginning of
  Period                         $12.02  $11.62  $11.88  $10.95    $10.00
 ------------------------------------------------------------------------------
  Income from Investment
  Operations
  Net Investment Income (Loss)    (0.09)   0.12    0.16    0.11      0.08
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                   6.91    0.90    0.28    1.25      0.87
 ------------------------------------------------------------------------------
  Total from Investment
  Operations                       6.82    1.02    0.44    1.36      0.95
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income           (0.07)  (0.23)  (0.15)  (0.43)      --
 ------------------------------------------------------------------------------
  Net Realized Gains              (0.67)  (0.39)  (0.55)   --         --
 ------------------------------------------------------------------------------
  Total Distributions             (0.74)  (0.62)  (0.70)  (0.43)      --
 ------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                         $18.10  $12.02  $11.62  $11.88    $10.95
 ------------------------------------------------------------------------------
  Total Investment Return         59.39%   9.28%   3.78%  12.70%     9.50%+
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period
  (000s omitted)                 $61,577  $5,419  $4,954  $3,423       $2,738
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income            0.52%   0.92%   0.97%   0.72%     1.55%/2/
 ------------------------------------------------------------------------------
  Expenses                         2.21%   2.89%   2.79%   3.59%     2.73%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMIS/3/                         1.31%   1.99%   1.89%   2.69%     1.83%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate           239%    127%     55%     39%          19%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was May 15, 1995.
 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

 +Return is for the period indicated and has not been annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of European Equity

(formerly European Equity Growth Fund)

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

--------------------------------------------------------------------------------

European Equity--Institutional Class

Overview of European Equity



Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14



A Detailed Look at European Equity



Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  16
Risks.......................................................................  16
Portfolio Managers..........................................................  18
Financial Highlights........................................................  19


--------------------------------------------------------------------------------

Overview of European Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the developed and emerging countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

European Equity Institutional Class requires a minimum investment of $250,000. You should consider investing in European Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in European Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in European Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                     Overview of European Equity


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 3, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1997    15.54%
1998    22.89%
1999    45.43%

Since inception, the Fund's highest return in any calendar quarter was 39.68% (fourth quarter 1999) and its lowest quarterly return was (16.78%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999/1/



                                            Since
                                        Inception
                              1 Year  (9/3/96)/2/

  European Equity--
  Institutional Class         45.43%     29.71%
 ------------------------------------------------
  MSCI Europe Index           16.23%     24.69%
 ------------------------------------------------



 /1/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment adviser to the Fund.

 /2/ MSCI Europe Index performance is calculated from August 30, 1996.

--------------------------------------------------------------------------------

Overview of European Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of European Equity.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses and estimated net assets for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.94% and 1.64%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES/1/



                           Percentage of average
                                daily net assets

  Management Fees                          0.70%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           2.52%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      3.22%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (1.97%)/2/
 ---------------------------------------------------
  Net Expenses                             1.25%
 ---------------------------------------------------




 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
 --------------------------------------------------------------

      $127           $807             $1,512           $3,386
 --------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at European Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;
 . valuation relative to other European companies and market averages;
 . valuation relative to global peers;
 . merger and acquisition trends; and
 . trends related to the impact of the introduction of the new European currency, the "euro," on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at European Equity


OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is
--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In
--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity

addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price --down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;
 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

--------------------------------------------------------------------------------

A Detailed Look at European Equity

PORTFOLIO MANAGERS

The following portfolio managers have been responsible for the day-to-day management of the Fund's investments since December 23, 1999:

Michael Levy, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund.

 . Joined the investment adviser in 1993.

 . Head of international equities, New York, responsible for overseeing the management of over $7 billion of international and global equities.

 . 29 years of business experience, 18 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . Financial services analyst with an emphasis on Europe and Japan.

 . 14 years of investment industry experience.

 . MBA from Columbia University.

Clare Brody, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1993.

 . 9 years of investment industry experience.

 . Global telecommunication services/equipment and pulp and paper analyst.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Global engineering, construction, utility and automotive analyst.
--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                                For the Period
                                             For the Year           Ended
                                           Ended October 31,     October 31,
                                         1999    1998    1997      1996/1/

  For a Share Outstanding Throughout
   each Period:
  Net Asset Value, Beginning of Period  $13.50  $12.81  $10.60   $10.00
 -----------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                   0.29    0.15    0.25       --
 -----------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                                2.04    1.68    2.11     0.60
 -----------------------------------------------------------------------------
  Total from Investment Operations        2.33    1.83    2.36     0.60
 -----------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                  (0.29)  (0.24)  (0.03)      --
 -----------------------------------------------------------------------------
  Net Realized Gains                     (4.11)  (0.90)  (0.12)      --
 -----------------------------------------------------------------------------
  Total Distributions                    (4.40)  (1.14)  (0.15)      --
 -----------------------------------------------------------------------------
  Net Asset Value, End of Period        $11.43  $13.50  $12.81   $10.60
 -----------------------------------------------------------------------------
  Total Investment Return                21.18%  15.36%  22.48%    6.00%+
 -----------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                                 $897  $5,387 $39,330  $17,902
 -----------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income (Loss)            1.23%   1.12%   1.71%   (0.41)%/2/
 -----------------------------------------------------------------------------
  Expenses                                1.64%   1.13%   1.17%    1.40%/2/
 -----------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by DAMIS/3/                             0.74%   0.23%   0.27%    0.50%/2/
 -----------------------------------------------------------------------------
  Portfolio Turnover Rate                   80%     49%     45%       5%
 -----------------------------------------------------------------------------


 /1/The Fund's inception was September 3, 1996.

 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited until December 23, 1999, the Fund's investment adviser.

 +Return is for the period indicated and has not been annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Small Cap Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of small capitalization companies located in countries outside the United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund seeks companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.
--------------------------------------------------------------------------------


International Small Cap Equity--Institutional Class

Overview of International Small Cap Equity



Goal........................................................................  20
Core Strategy...............................................................  20
Investment Policies and Strategies..........................................  20
Principal Risks of Investing in the Fund....................................  21
Who Should Consider Investing in the Fund...................................  21
Total Returns, After Fees and Expenses......................................  22
Annual Fund Operating Expenses..............................................  23



A Detailed Look at International Small Cap Equity



Objective...................................................................  24
Strategy....................................................................  24
Principal Investments.......................................................  24
Investment Process..........................................................  24
Other Investments...........................................................  24
Risks.......................................................................  25
Portfolio Managers..........................................................  27
Financial Highlights........................................................  28


--------------------------------------------------------------------------------

                                      Overview of International Small Cap Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly;

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested; or

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing such as, greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . since the Fund may focus its investments in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decline in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

International Small Cap Equity Institutional Class requires a minimum investment of $250,000. You should consider investing in International Small Cap Equity if you are seeking capital appreciation. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in International Small Cap Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in U.S. securities alone, or to investors in large- or medium-sized company stocks.

An investment in International Small Cap Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of International Small Cap Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on January 3, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon Global Equity Extended Market Index and the DB Euro Pacific Small Cap Index over the last one year, five years and since inception. The Fund has changed its benchmark from the DB Euro Pacific Small Cap Index to the Salomon Extended Market Index. This index more closely reflects the market sectors in which the Fund invests. The Salomon Global Equity Extended Market Index is recognized as the leading international small cap index in the United States. Each Index is a passive measure of combined national stock market returns. They do not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon Global Equity Extended Market Index comprises the small-capitalization equities of each country in the Salomon Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

The DB Euro Pacific Small Cap Index is a broad-based index of the equity securities of non-U.S. small capitalization companies.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1994    - 3.20%
1995      2.77%
1996      1.86%
1997    -14.33%
1998     15.49%
1999      8.34%


Since inception, the Fund's highest return in any calendar quarter was 28.09% (fourth quarter 1999) and its lowest quarterly return was (12.55%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                          Since
                                      Inception
                     1 Year 5 Years (1/3/94)/1/

  International
  Small Cap
  Equity--
  Institutional
  Class              61.23% 10.80%     8.34%
 ----------------------------------------------
  Salomon Global
  Equity Extended
  Market Index       20.01% 10.92%     9.29%
 ----------------------------------------------
  DB Euro Pacific
  Small Cap Index    13.72%  2.57%     4.45%
 ----------------------------------------------



 /1/ Salomon Global Equity Extended Market Index performance is calculated from December 31, 1993. DB Euro Pacific Small Cap Index performance is calculated from December 31, 1993.
--------------------------------------------------------------------------------

                                      Overview of International Small Cap Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Institutional Class shares of International Small Cap Equity.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.47% and 2.47%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           1.37%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      2.37%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (1.12%)/2/
 ---------------------------------------------------
  Net Expenses                             1.25%
 ---------------------------------------------------




 EXPENSE EXAMPLE/2/



     1 Year         3 Years           5 Years         10 Years
 ---------------------------------------------------------------

      $127           $626             $1,152           $2,593
 ---------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Small Cap Equity

OBJECTIVE

The Fund seeks capital appreciation. The Fund invests for growth, not income. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

Under normal circumstances, the Fund invests at least 65% of its total assets in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.

The Fund invests for the long term. In evaluating stocks, we look for companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.

Generally, investments in securities issued by companies which appreciate after being purchased by the Fund, such that the capitalization of the company exceeds our definition of a small capitalization company will not be sold.

PRINCIPAL INVESTMENTS

The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on small capitalization companies. For this purpose, we define small capitalization companies as, at the time of purchase, companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, companies listed on a secondary market or companies whose securities are not listed on a stock exchange or traded in a secondary market.

Almost all of the companies in which the Fund invests are small capitalization companies located in countries outside the United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits. We focus our investment strategy on high quality, growth companies with visible earnings streams and above average return on capital.

OTHER INVESTMENTS

The Fund may invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets.

The Fund may also invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity securities of large and mid-capitalization companies located outside the U.S. and companies of any size located in the U.S.

We may use various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
--------------------------------------------------------------------------------

Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.

--------------------------------------------------------------------------------

                               A Detailed Look at International Small Cap Equity

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with small company investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Small Company Risk. Because the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Japan or the United Kingdom, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from developed countries' economies norms have
--------------------------------------------------------------------------------

Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at International Small Cap Equity

hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;
 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

--------------------------------------------------------------------------------

                               A Detailed Look at International Small Cap Equity


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Richard Curling, Director--Head of Global Small Cap, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1981.

 . 18 years of investment industry experience.

 . Global responsibility for UK small companies team and global small companies team.

Jonathan Wild, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1996. Prior to that, fund manager, Finsbury
  Asset Management from 1988 to 1996.

 . Analyst specializing in the building and construction and building materials sectors.

 . 12 years of investment industry experience.

Marco Ricci, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, analyst, Fidelity
  International Limited from 1994 to 1997.

 . 9 years of investment industry experience.

 . Analyst specializing in smaller companies.

 . MBA, University of Pennsylvania.

Ser Mui Lim, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1991. Prior to that, Fund Manager, Deutsche
  Asset Management (Asia) Limited from 1988 to 1991.

 . 20 years of investment industry experience.

 . Analyst specializing in small cap investments in the Asian region including
  Hong Kong, Korea, Malaysia and Singapore.

Eric Forday, Vice President, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, equity analyst, SBC
  Warburg Securities from 1991 to 1997.

 . 8 years of investment industry experience.

 . Japanese small cap equity analyst.
--------------------------------------------------------------------------------

A Detailed Look at International Small Cap Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                           For the year ended October 31,
                                      1999    1998     1997     1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                              $8.86   $8.81   $9.96     $9.40  $10.35
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                0.03    0.08    0.10      0.03    0.03
 ------------------------------------------------------------------------------
  Net Realized and Unrealized Gains
  (Losses)                             3.38    0.07   (1.12)     0.57   (0.72)
 ------------------------------------------------------------------------------
  Total from Investment Operations     3.41    0.15   (1.02)     0.60   (0.69)
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                --     (0.10)  (0.13)    (0.04)  (0.04)
 ------------------------------------------------------------------------------
  Net Realized Gains                   --      --      --       --      (0.22)
 ------------------------------------------------------------------------------
  Total Distributions                  --     (0.10)  (0.13)    (0.04)  (0.26)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period     $12.27   $8.86  $ 8.81     $9.96  $ 9.40
 ------------------------------------------------------------------------------
  Total Investment Return             38.49%   1.81% (10.40)%    6.43%  (6.67)%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                           $10,930 $24,410  $53,395 $106,709  $90,917
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                0.86%   0.43%   0.16%     0.35%   0.41%
 ------------------------------------------------------------------------------
  Expenses                             2.47%   1.49%   1.37%     1.38%   1.48%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by DAMIS/1/              1.22%   0.24%   0.12%     0.13%   0.23%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                86%    106%      59%      47%      62%
 ------------------------------------------------------------------------------



 /1/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Emerging Markets Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in countries with emerging securities markets.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of companies located in countries with emerging securities markets. The Fund may invest more than 25% of its assets in securities of companies in Mexico, Brazil and Taiwan. The Fund seeks undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.
--------------------------------------------------------------------------------


Emerging Markets Equity--Institutional Class

Overview of Emerging Markets Equity



Goal........................................................................  29
Core Strategy...............................................................  29
Investment Policies and Strategies..........................................  29
Principal Risks of Investing in the Fund....................................  30
Who Should Consider Investing in the Fund...................................  30
Total Returns, After Fees and Expenses......................................  31
Annual Fund Operating Expenses..............................................  32



A Detailed Look at Emerging Markets Equity



Objective...................................................................  33
The Case for Emerging Markets...............................................  33
Strategy....................................................................  33
Principal Investments.......................................................  33
Investment Process..........................................................  33
Other Investments...........................................................  33
Risks.......................................................................  34
Portfolio Managers..........................................................  36
Financial Highlights........................................................  37


--------------------------------------------------------------------------------

Overview of Emerging Markets Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests. For example:

 . economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in emerging markets, particularly those of Mexico, Brazil and Taiwan, it could be particularly susceptible to the effects of political and economic developments in these markets;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Emerging Markets Equity Institutional Class requires a minimum investment of $250,000. You should consider investing in Emerging Markets Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this capital appreciation.

You should not consider investing in Emerging Markets Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate significant fluctuations in the value of your investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in securities of developed markets alone.

An investment in Emerging Markets Equity is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                             Overview of Emerging Markets Equity


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on February 1, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index over the last one and five years, and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding stocks-costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The MSCI Emerging Markets Free Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Argentina, Brazil (Free), Chile, China (Free), Colombia, Czech Republic, Greece, Hungary, India, Indonesia (Free), Israel, Jordan, Korea, Mexico (Free), Pakistan, Peru, Philippines (Free), Poland, Russia, South Africa, Sri Lanka, Taiwan (@50%), Thailand (Free), Turkey and Venezuela.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1995    -10.01%
1996     10.64%
1997    -12.07%
1998    -29.69%
1999     69.67%


Since inception, the Fund's highest return in any calendar quarter was 31.54% (fourth quarter 1999) and its lowest quarterly return was (25.85%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                           Since
                                       Inception
                     1 Year  5 Years (2/1/94)/1/

  Emerging Markets
  Equity--
  Institutional
  Class              69.67%   0.87%     2.36%
 -----------------------------------------------
  MSCI Emerging
  Markets Free
  Index              66.41%   2.00%     0.50%
 -----------------------------------------------



 /1/ MSCI Emerging Markets Free Index performance is calculated from January 31, 1994.
--------------------------------------------------------------------------------

Overview of Emerging Markets Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Institutional Class shares of Emerging Markets Equity.

Expense Example. This example illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.90% and 1.90%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                        0.65%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expense                    1.65%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.40%)/2/
 ---------------------------------------------------
  Net Expenses                             1.25%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 --------------------------------------------------------------------

      $127           $481              $859            $1,921
 --------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Emerging Markets Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend or interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. The world's two most populous nations--China and India--are emerging markets, and they alone account for almost 40% of the world's population. To the extent that consumers in these markets improve their standards of living and their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, the Investment Adviser's experience should provide it with a critical advantage in investing in these markets.

STRATEGY

The Fund invests for the long term. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of growth-oriented companies located in countries with emerging securities markets or with significant operations in emerging markets. We seek to identify emerging market companies that are undervalued. Such companies typically exhibit fast-growing earnings and superior near-to-intermediate term performance potential. These companies are often more established companies with a proven managerial expertise, high earnings visibility and strong track records. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify
--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.
companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

The Fund invests primarily in stocks and other securities with equity characteristics. Almost all of the companies in which the Fund invests are growth-oriented companies located in countries with emerging securities markets. The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa and may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits.

OTHER INVESTMENTS

The Fund may invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity and other securities with equity characteristics traded in developed markets (including the U.S.).

We may use various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in
--------------------------------------------------------------------------------
Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Equity

derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we have set forth some of the prominent risks associated with emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline the heightened risks related to foreign investing below. Profound social changes and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Stock Market Risk. From time to time, foreign capital markets, and particularly those in emerging markets, have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Profound social changes and business practices that depart from developed stock market norms have hindered the growth of national stock markets in the past. High levels of debt have tended to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging market investing today.

 . Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Mexico, Brazil or Taiwan, or a particular region, market swings
-------------------------------------------------------------------------------
Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.


-------------------------------------------------------------------------------

                                     A Detailed Look at Emerging Markets Equity

in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

-------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Equity

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Neil Jenkins, CFA, Director--Head of Global Emerging Markets, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . 14 years of investment industry experience.

 . Analyst with an emphasis on Eastern and Central European markets.

Daniel Salter, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1994.

 . Analyst with an emphasis on the Central and European markets.

 . 5 years of investment industry experience.

Ong Eng-Hock, CFA, Director of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1992.

 . 12 years of investment industry experience.

 . Analyst specializing in emerging markets of Asia, in particular, Malaysia the Indian sub-continent and Korea.

 . MBA, University of Singapore.

Andrew Williamson, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1996. Prior to that, UK Mergers and Acquisitions Team member, Morgan Grenfell & Co. 1993 to 1996.

 . 5 years of investment industry experience.

 . Analyst with an emphasis on Latin America.

Richard Rothwell, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, portfolio manager, Hermes Investment Management Limited from 1993 to 1997.

 . 6 years of investment industry experience.

 . Analyst with an emphasis on emerging markets.
--------------------------------------------------------------------------------

                                     A Detailed Look at Emerging Markets Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                          For the Year Ended October 31,
                                      1999     1998     1997    1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                              $4.92   $7.69    $8.80    $8.11  $11.00
 ------------------------------------------------------------------------------
  Income from Investment
  Operations
  Net Investment Income (Loss)         0.03    0.03    (0.03)    0.06    0.04
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                       1.89   (2.42)   (0.85)    0.75   (2.29)
 ------------------------------------------------------------------------------
  Total from Investment Operations     1.92   (2.39)   (0.88)    0.81   (2.25)
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income               --       --      (0.01)   (0.03)  (0.02)
 ------------------------------------------------------------------------------
  Net Realized Gains                  --      (0.38)   (0.22)   (0.09)  (0.62)
 ------------------------------------------------------------------------------
  Total Distributions                 --      (0.38)   (0.23)   (0.12)  (0.64)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period      $6.84   $4.92    $7.69    $8.80   $8.11
 ------------------------------------------------------------------------------
  Total Investment Return             39.02% (32.66)% (10.31)%  10.02% (21.00)%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                          $163,886  $46,080  $94,101 $88,279  $43,288
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                0.63%   0.90%    0.68%    0.63%   0.44%
 ------------------------------------------------------------------------------
  Expenses                             1.90%   1.52%    1.44%    1.52%   1.55%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by DAMIS/1/              0.65%   0.27%    0.19%    0.27%   0.30%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate                70%      85%      94%     69%      49%
 ------------------------------------------------------------------------------



/1/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
-------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund, other than European Equity. Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for European Equity. Each Fund's investment adviser makes each Fund's investment decisions. Each Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. Each investment adviser reimbursed a portion of its fee during the period.


                                  Percentage of
                                  Average Daily
              Fund                   Net Assets
-----------------------------------------------
International Select Equity Fund      0.70%
-----------------------------------------------
European Equity Fund/1/               0.70%
-----------------------------------------------
International Small Cap Fund          1.00%
-----------------------------------------------
Emerging Markets Equity Fund          1.00%
-----------------------------------------------



/1/DAMIS was the Fund's investment adviser until December 23, 1999.

DAMIS and DAMI provide a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion and $12.6 billion, respectively, in assets.

DAMIS and DAMI are each indirect wholly owned subsidiaries of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

Information Concerning all Funds

exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital
  gains
  distributions       Ordinary income
 --------------------------------------------
  Long-term capital
  gains
  distributions       Long-term capital gains
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION          TAX STATUS

  Your sale of shares  Generally, long-term
  owned more than one  capital gains
  year                 or losses
 --------------------------------------------
  Your sale of shares  Generally, short-term
  owned for one year   capital gains or
  or less              losses; losses subject
                       to special rules.
 --------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313


By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64121-9210

By overnight mail  Service Center
                   210 West 10th Street, 8th floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments



To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000


Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:        1010 00695

Attn:              Deutsche Asset Management/ Mutual Funds
DDA No:            98-7052-395-7

FBO:               (Account name)
                   (Account number)

Credit:            [Fund name and Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank
--------------------------------------------------------------------------------

Information Concerning all Funds

 transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

 . Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
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Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

International Select Equity--Institutional Class

European Equity

International Small Cap Equity

Emerging Markets Equity

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                    CUSIP #
Portland, ME 04101                                            61735K604
                                                              61735K307
                                                              61735K406
                                                              61735K109

                                                       INSTINTLPRO (2/00)

                                                       811-8006


                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Investment Class



International Select Equity

European Equity

International Small Cap Equity

Emerging Markets Equity

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Table of Contents
-----------------



International Select Equity.................................................   3
European Equity.............................................................  12
International Small Cap Equity..............................................  21
Emerging Markets Equity.....................................................  30
Information Concerning All of the Funds.....................................  39
Management of the Funds.....................................................  39
Calculating a Fund's Share Price............................................  39
Performance Information.....................................................  40
Dividends and Distributions.................................................  40
Tax Considerations..........................................................  40
Buying and Selling Fund Shares..............................................  40

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Select Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------


International Select Equity--Investment Class

Overview of International Select Equity



Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6



A Detailed Look at International Select Equity



Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Portfolio Managers..........................................................  10
Financial Highlights........................................................  11


--------------------------------------------------------------------------------

Overview of International Select Equity


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in International Select Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in International Select Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Select Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                         Overview of International Select Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on May 15, 1995. The table compares the average annual return of the Fund's Institutional Class shares with that of the
Morgan Stanley Capital International (MSCI) EAFE Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1996    10.31%
1997     0.51%
1998    23.49%
1999    88.85%

Since inception, the Fund's highest return in any calendar quarter was 42.80% (fourth quarter 1999) and its lowest quarterly return was (15.37%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                            Since
                                        Inception
                             1 Year  (5/15/95)/2/

  International Select
  Equity--Institutional
  Class                      88.85%     26.59%
 ------------------------------------------------
  EAFE Index                 26.96%     12.98%
 ------------------------------------------------



 /1/ Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/ EAFE Index performance is calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of International Select Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of International Select Equity.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.51% and 2.21%,. respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.70%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.69%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.39%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.00%)/2/
 ---------------------------------------------------
  Net Expenses                             1.39%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 -------------------------------------------------------------

      $142           $440              $761            $1,669
 -------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Select Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in stocks and other securities with equity characteristics located in the countries that make up the MSCI (Morgan Stanley Capital International) EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The majority of securities in which the Fund invests are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE Index has a median market capitalization of over $29 billion.

Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.
--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities.
--------------------------------------------------------------------------------

                                  A Detailed Look at International Select Equity

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The use of futures and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freilburg University.

Patrick Deane, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 12 years of investment industry experience.

 . UK portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1994.

 . 15 years investment experience.

 . Japanese portfolio manager with an emphasis on small cap securities.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Syed Adlan, Analyst/Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1997.

 . Prior to that, foreign exchange reserves management team member, Central Bank of Malaysia, from 1995 to 1997.

 . 5 years of investment industry experience.

 . Analyst specializing in Asian equities.
--------------------------------------------------------------------------------

                                  A Detailed Look at International Select Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                     For the Year                 For the
                                   Ended October 31,           Period ended
                             1999    1998    1997    1996   October 31, 1995/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value,
  Beginning of Period       $12.02  $11.62  $11.88  $10.95      $10.00
 ------------------------------------------------------------------------------
  Income from Investment
  Operations
  Net Investment Income
  (Loss)                     (0.09)   0.12    0.16    0.11        0.08
 ------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gains
  (Losses)                    6.91    0.90    0.28    1.25        0.87
 ------------------------------------------------------------------------------
  Total from Investment
  Operations                  6.82    1.02    0.44    1.36        0.95
 ------------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Investment Income      (0.07)  (0.23)  (0.15)  (0.43)         --
 ------------------------------------------------------------------------------
  Net Realized Gains         (0.67)  (0.39)  (0.55)   --            --
 ------------------------------------------------------------------------------
  Total Distributions        (0.74)  (0.62)  (0.70)  (0.43)         --
 ------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                    $18.10  $12.02  $11.62  $11.88      $10.95
 ------------------------------------------------------------------------------
  Total Investment Return    59.39%   9.28%   3.78%  12.70%       9.50%+
 ------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s omitted)     $61,577  $5,419  $4,954  $3,423         $2,738
 ------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Net Investment Income       0.52%   0.92%   0.97%   0.72%       1.55%/2/
 ------------------------------------------------------------------------------
  Expenses                    2.21%   2.89%   2.79%   3.59%       2.73%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Absorption of
  Expenses by DAMIS/3/        1.31%   1.99%   1.89%   2.69%       1.83%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate      239%    127%     55%     39%            19%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was May 15, 1995.
 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

 + Return is for the period indicated and has not been annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of European Equity
(formerly European Equity Growth Fund)

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity--Investment Class

Overview of European Equity



Goal........................................................................  12
Core Strategy...............................................................  12
Investment Policies and Strategies..........................................  12
Principal Risks of Investing in the Fund....................................  13
Who Should Consider Investing in the Fund...................................  13
Total Returns, After Fees and Expenses......................................  14
Annual Fund Operating Expenses..............................................  15



A Detailed Look at European Equity



Objective...................................................................  16
Strategy....................................................................  16
Principal Investments.......................................................  16
Investment Process..........................................................  16
Other Investments...........................................................  17
Risks.......................................................................  17
Portfolio Managers..........................................................  19
Financial Highlights........................................................  20


--------------------------------------------------------------------------------

Overview of European Equity


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the developed and emerging countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in European Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in European Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in European Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                Overview of European Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on September 3, 1996. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1997    15.54%
1998    22.89%
1999    45.43%

Since inception, the Fund's highest return in any calendar quarter was 39.68% (fourth quarter 1999) and its lowest quarterly return was (16.78%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999/2/



                                           Since
                                       Inception
                              1 Year (9/3/96)/3/

  European Equity--
  Institutional Class         45.43%   29.71%
 -----------------------------------------------
  MSCI Europe Index           16.23%   24.69%
 -----------------------------------------------



 /1/ Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment adviser to the Fund.

 /3/ MSCI Europe Index performance is calculated from August 30, 1996.
--------------------------------------------------------------------------------

                                                Overview of European Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of European Equity.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses and estimated net assets for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.94% and 1.64%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                             daily net assets/1/

  Management Fees                          0.70%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                        2.77%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                   3.47%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements              (1.97%)/2/
 ---------------------------------------------------
  Net Expenses                          1.50%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 -----------------------------------------------------------------

      $153           $882               $1,634          $3,616
 -----------------------------------------------------------------

A detailed look
-------------------------------------------------------------------------------
at European Equity


OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

The Fund may invest in companies of any market capitalization.
-------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.


INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the "euro," on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
-------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.
-------------------------------------------------------------------------------

                                              A Detailed Look at European Equity

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------

A Detailed Look at European Equity

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The use of futures and options for non-hedging purposes involve greater risks than stock investments.


Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity


PORTFOLIO MANAGERS

The following portfolio managers have been responsible for the day-to-day management of the Fund's investments since December 23, 1999:

Michael Levy, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund.

 . Joined the investment adviser in 1993.

 . Head of international equities, New York, responsible for overseeing the management of over $7 billion of international and global equities.

 . 29 years of business experience, 18 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . Financial services analyst with an emphasis on Europe and Japan.

 . 14 years of investment industry experience.

 . MBA from Columbia University.

Clare Brody, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1993.

 . 9 years of investment industry experience.

 . Global telecommunication services/equipment and pulp and paper analyst.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Global engineering, construction, utility and automotive analyst.

--------------------------------------------------------------------------------

A Detailed Look at European Equity

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                                                 For the period
                                                                     ended
                               For the year ended October 31,     October 31,
                                 1999       1998        1997        1996/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning
  of Period                       $13.50     $12.81      $10.60   $10.00
 ------------------------------------------------------------------------------
  Income From Investment
  Operations
  Net Investment Income             0.29       0.15        0.25       --
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                    2.04       1.68        2.11     0.60
 ------------------------------------------------------------------------------
  Total from Investment
  Operations                        2.33       1.83        2.36     0.60
 ------------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Investment Income            (0.29)     (0.24)      (0.03)      --
 ------------------------------------------------------------------------------
  Net Realized Gains               (4.11)     (0.90)      (0.12)      --
 ------------------------------------------------------------------------------
  Total Distributions              (4.40)     (1.14)      (0.15)      --
 ------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                          $11.43     $13.50      $12.81   $10.60
 ------------------------------------------------------------------------------
  Total Investment Return          21.18%     15.36%      22.48%    6.00%+
 ------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of Period
  (000s omitted)                  $  897     $5,387     $39,330   $17,902
 ------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Net Investment Income
  (Loss)                            1.23%      1.12%       1.71%   (0.41)%/2/
 ------------------------------------------------------------------------------
  Expenses                          1.64%      1.13%       1.17%    1.40 %/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMIS/3/                          0.74%      0.23%       0.27%    0.50 %/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate             80%        49%         45%          5 %
 ------------------------------------------------------------------------------


 /1/The Fund's inception was September 3, 1996.
 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser until December 23, 1999.

 +Return is for the period indicated and has not been annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of International Small Cap Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in equity securities of small capitalization companies located in countries outside the United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund seeks companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.
--------------------------------------------------------------------------------


International Small Cap Equity--Investment Class

Overview of International Small Cap Equity



Goal........................................................................  21
Core Strategy...............................................................  21
Investment Policies and Strategies..........................................  21
Principal Risks of Investing in the Fund....................................  22
Who Should Consider Investing in the Fund...................................  22
Total Returns, After Fees and Expenses......................................  23
Annual Fund Operating Expenses..............................................  24



A Detailed Look at International Small Cap Equity



Objective...................................................................  25
Strategy....................................................................  25
Principal Investments.......................................................  25
Investment Process..........................................................  25
Other Investments...........................................................  25
Risks.......................................................................  26
Portfolio Managers..........................................................  28
Financial Highlights........................................................  29


--------------------------------------------------------------------------------

Overview of International Small Cap Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly;

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested; or

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing such as, greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decline in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in International Small Cap Equity if you are seeking capital appreciation. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in International Small Cap Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in U.S. securities alone, or to investors in large- or medium-sized company stocks.

An investment in International Small Cap Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                      Overview of International Small Cap Equity


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on January 3, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon Global Equity Extended Market Index and the DB Euro Pacific Small Cap Index
over the last one year, five years and since inception. The Fund has changed its benchmark from the DB Euro Pacific Small Cap Index to the Salomon Extended Market Index. This Index more closely reflects the market sectors in which the Fund invests. The Salomon Global Equity Extended Market Index is recognized as the leading international small cap index in the United States. Each Index is a passive measure of combined national stock market returns. Neither Index factors in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Salomon Global Equity Extended Market Index comprises the small-capitalization equities of each country in the Salomon Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

The DB Euro Pacific Small Cap Index is a broad-based index of the equity securities of non-U.S. small capitalization companies.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

 1994    1995    1996     1997     1998     1999
-3.20%   2.77%   1.86%   -14.33%   15.49%   8.34%

Since inception, the Fund's highest return in any calendar quarter was 28.09% (fourth quarter 1999) and its lowest quarterly return was (12.55%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                          Since
                                      Inception
                      1 Year 5 Year (1/3/94)/2/

  International
  Small Cap Equity--
  Institutional
  Class               61.23% 10.80%    8.34%
 ----------------------------------------------
  Salomon Global
  Equity Extended
  Market Index        20.01% 10.92%    9.29%
 ----------------------------------------------
  DB Euro Pacific
  Small Cap Index     13.72%  2.57%    4.45%
 ----------------------------------------------



 /1/Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/Salomon Global Equity Extended Market Index performance is calculated from December 31, 1993. DB Euro Pacific Small Cap Index performance is calculated from December 31, 1993.
--------------------------------------------------------------------------------

Overview of International Small Cap Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Investment Class shares of International Small Cap Equity.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.47% and 2.47%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           1.62%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      2.62%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (1.12%)/2/
 ---------------------------------------------------
  Net Expenses                             1.50%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
---------------------------------------------------------------

      $152           $701             $1,277           $2,841
---------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Small Cap Equity

OBJECTIVE

The Fund seeks capital appreciation. The Fund invests for growth, not income. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

Under normal circumstances, the Fund invests at least 65% of its total assets in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.

The Fund invests for the long term. In evaluating stocks, we look for companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.

Generally, investments in securities issued by companies which appreciate after being purchased by the Fund, such that the capitalization of the company exceeds our definition of a small capitalization company, will not be sold.

PRINCIPAL INVESTMENTS

The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on small capitalization companies. For this purpose, we define small capitalization companies as, at the time of purchase, companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, companies listed on a secondary market or companies whose securities are not listed on a stock exchange or traded in a secondary market.

Almost all of the companies in which the Fund invests are small capitalization companies located in countries outside the United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits. We focus our investment strategy on high quality, growth companies with visible earnings streams and above average return on capital.

OTHER INVESTMENTS

The Fund may invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets.

The Fund may also invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity securities of large and mid-capitalization companies located outside the U.S. and companies of any size located in the U.S.

We may use various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

--------------------------------------------------------------------------------
Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at International Small Cap Equity

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with small company investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Small Company Risk. Because the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Japan or the United Kingdom, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.
--------------------------------------------------------------------------------

Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

                               A Detailed Look at International Small Cap Equity


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.
--------------------------------------------------------------------------------

A Detailed Look at International Small Cap Equity

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Richard Curling, Director--Head of Global Small Cap, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1981.

 . 18 years of investment industry experience.

 . Global responsibility for UK small companies team and global small companies team.

Jonathan Wild, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1996. Prior to that, fund manager, Finsbury
  Asset Management from 1988 to 1996.

 . Analyst specializing in the building and construction and building materials sectors.

 . 12 years of investment industry experience.

Marco Ricci, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Portfolio Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, analyst, Fidelity
  International Limited from 1994 to 1997.

 . 9 years of investment industry experience.

 . Analyst specializing in smaller companies.

 . MBA, University of Pennsylvania.

Ser Mui Lim, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1991. Prior to that, Fund Manager, Deutsche
  Asset Management (Asia) Limited from 1988 to 1991.

 . 20 years of investment industry experience.

 . Analyst specializing in small cap investments in the Asian region including
  Hong Kong, Korea, Malaysia and Singapore.

Eric Forday, Vice President, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, equity analyst, SBC
  Warburg Securities from 1991 to 1997.

 . 8 years of investment industry experience.

 . Japanese small cap equity analyst.
--------------------------------------------------------------------------------

                               A Detailed Look at International Small Cap Equity

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                    For the Year Ended October 31,
                                1999     1998     1997       1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning
  of Period                     $ 8.86    $8.81   $ 9.96      $9.40   $10.35
 -----------------------------------------------------------------------------
  Income From Investment
  Operations
  Net Investment Income           0.03     0.08     0.10       0.03     0.03
 -----------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                  3.38     0.07    (1.12)      0.57    (0.72)
 -----------------------------------------------------------------------------
  Total from Investment
  Operations                      3.41     0.15    (1.02)      0.60    (0.69)
 -----------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Investment Income            --     (0.10)   (0.13)     (0.04)   (0.04)
 -----------------------------------------------------------------------------
  Net Realized Gains               --       --       --         --     (0.22)
 -----------------------------------------------------------------------------
  Total Distributions              --     (0.10)   (0.13)     (0.04)   (0.26)
 -----------------------------------------------------------------------------
  Net Asset Value, End of
  Period                        $12.27    $8.86   $ 8.81      $9.96   $ 9.40
 -----------------------------------------------------------------------------
  Total Investment Return        38.49%    1.81%  (10.40)%     6.43%   (6.67)%
 -----------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of Period
  (000s omitted)               $10,930  $24,410  $53,395   $106,709  $90,917
 -----------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Net Investment Income           0.86%    0.43%    0.16%      0.35%    0.41%
 -----------------------------------------------------------------------------
  Expenses                        2.47%    1.49%    1.37%      1.38%    1.48%
 -----------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMIS/1/                        1.22%    0.24%    0.12%      0.13%    0.23%
 -----------------------------------------------------------------------------
  Portfolio Turnover Rate           86%     106%      59%        47%      62%
 -----------------------------------------------------------------------------



 /1/ DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Emerging Markets Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in countries with emerging securities markets.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of companies located in countries with emerging securities markets. The Fund may invest more than 25% of its assets in securities of companies in Mexico, Brazil and Taiwan. The Fund seeks undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.
--------------------------------------------------------------------------------


Emerging Markets Equity--Investment Class

Overview of Emerging Markets Equity



Goal........................................................................  30
Core Strategy...............................................................  30
Investment Policies and Strategies..........................................  30
Principal Risks of Investing in the Fund....................................  31
Who Should Consider Investing in the Fund...................................  31
Total Returns, After Fees and Expenses......................................  32
Annual Fund Operating Expenses..............................................  33



A Detailed Look at Emerging Markets Equity



Objective...................................................................  34
The Case for Emerging Markets...............................................  34
Strategy....................................................................  34
Principal Investments.......................................................  34
Investment Process..........................................................  34
Other Investments...........................................................  34
Risks.......................................................................  35
Portfolio Managers..........................................................  37
Financial Highlights........................................................  38


--------------------------------------------------------------------------------

                                             Overview of Emerging Markets Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests. For example:

 . economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in emerging markets, particularly those of Mexico, Brazil and Taiwan, it could be particularly susceptible to the effects of political and economic developments in these markets;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Emerging Markets Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this capital appreciation.

You should not consider investing in Emerging Markets Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate significant fluctuations in the value of your investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in securities of developed markets alone.

An investment in Emerging Markets Equity is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of Emerging Markets Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on February 1, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index over the last one and five years, and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks-costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------

The MSCI Emerging Markets Free Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Argentina, Brazil (Free), Chile, China (Free), Colombia, Czech Republic, Greece, Hungary, India, Indonesia (Free), Israel, Jordan, Korea, Mexico (Free), Pakistan, Peru, Philippines (Free), Poland, Russia, South Africa, Sri Lanka, Taiwan (@50%), Thailand (Free), Turkey, and Venezuela.

                             [GRAPH APPEARS HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

                                1995    -10.01%
                                1996     10.64%
                                1997    -12.07%
                                1998    -29.69%
                                1999     69.67%


Since inception, the Fund's highest return in any calendar quarter was 31.54% (fourth quarter 1999) and its lowest quarterly return was (25.85%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                          Since
                                       Inception
                     1 Year  5 Years (2/1/94)/2/

  Emerging Markets
  Equity--
  Institutional
  Class/1/           69.67%   0.87%     2.36%
 -----------------------------------------------
  MSCI Emerging
  Markets Free
  Index              66.41%   2.00%     0.50%
 -----------------------------------------------



 /1/ Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/ MSCI Emerging Markets Free Index performance is calculated from January 31, 1994.
--------------------------------------------------------------------------------

                                             Overview of Emerging Markets Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Investment Class shares of Emerging Markets Equity.

Expense Example. This example illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 0.90% and 1.90%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.90%/1/
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.90%/1/
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.40%)/2/
 ---------------------------------------------------
  Net Expenses                             1.50%
 ---------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 --------------------------------------------------------------

      $153           $558              $989            $2,190
 --------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Emerging Markets Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend or interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. The world's two most populous nations--China and India--are emerging markets, and they alone account for almost 40% of the world's population. To the extent that consumers in these markets improve their standards of living and their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, the Investment Adviser's experience should provide it with a critical advantage in investing in these markets.

STRATEGY

The Fund invests for the long term. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of growth-oriented companies located in countries with emerging securities markets or with significant operations in emerging markets. We seek to identify emerging market companies that are undervalued. Such companies typically exhibit fast-growing earnings and superior near-to-intermediate term performance potential. These companies are often more established companies with a proven managerial expertise, high earnings visibility and strong track records. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify
--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

The Fund invests primarily in stocks and other securities with equity characteristics. Almost all of the companies in which the Fund invests are growth-oriented companies located in countries with emerging securities markets. The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa and may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits.

OTHER INVESTMENTS

The Fund may invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity and other securities with equity characteristics traded in developed markets (including the U.S.).

We may use various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure
--------------------------------------------------------------------------------


Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

                                     A Detailed Look at Emerging Markets Equity

to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we have set forth some of the prominent risks associated with emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline the heightened risks related to foreign investing below. Profound social changes and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Stock Market Risk. From time to time, foreign capital markets, and particularly those in emerging markets, have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Profound social changes and business practices that depart from developed stock market norms have hindered the growth of national stock markets in the past. High levels of debt have tended to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging-market investing today.

 . Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.
-------------------------------------------------------------------------------
Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
-------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Equity


Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Mexico, Brazil or Taiwan, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

--------------------------------------------------------------------------------

                                     A Detailed Look at Emerging Markets Equity

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Neil Jenkins, CFA, Director--Head of Global Emerging Markets, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . 14 years of investment industry experience.

 . Analyst with an emphasis on Eastern and Central European markets.

Daniel Salter, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1994.

 . Analyst with an emphasis on the Central and European markets.

 . 5 years of investment industry experience.

Ong Eng-Hock, CFA, Director of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1992.

 . 12 years of investment industry experience.

 . Analyst specializing in emerging markets of Asia, in particular, Malaysia the Indian sub-continent and Korea.

 . MBA, University of Singapore.

Andrew Williamson, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1996. Prior to that, UK Mergers and Acquisitions Team member, Morgan Grenfell & Co. 1993 to 1996.

 . 5 years of investment industry experience.

 . Analyst with an emphasis on Latin America.

Richard Rothwell, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 . Joined the investment adviser in 1997. Prior to that, portfolio manager, Hermes Investment Management Limited from 1993 to 1997.

 . 6 years of investment industry experience.

 . Analyst with an emphasis on emerging markets.
-------------------------------------------------------------------------------

A Detailed Look at Emerging Markets Equity

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS



                                       For the year ended October 31,
                                    1999     1998     1997     1996     1995

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
  Period                             $4.92  $ 7.69   $ 8.80     $8.11  $11.00
 ------------------------------------------------------------------------------
  Income From Investment
  Operations
  Net Investment Income (Loss)        0.03    0.03    (0.03)     0.06    0.04
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                      1.89   (2.42)   (0.85)     0.75   (2.29)
 ------------------------------------------------------------------------------
  Total from Investment
  Operations                          1.92   (2.39)   (0.88)     0.81   (2.25)
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                --       --    (0.01)    (0.03)  (0.02)
 ------------------------------------------------------------------------------
  Net Realized Gains                   --    (0.38)   (0.22)    (0.09)  (0.62)
 ------------------------------------------------------------------------------
  Total Distributions                  --    (0.38)   (0.23)    (0.12)  (0.64)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period     $6.84  $ 4.92   $ 7.69     $8.80  $ 8.11
 ------------------------------------------------------------------------------
  Total Investment Return            39.02% (32.66)% (10.31)%   10.02% (21.00)%
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period
  (000s omitted)                  $163,886  $46,080  $94,101  $88,279  $43,288
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income               0.63%   0.90%    0.68%     0.63%   0.44%
 ------------------------------------------------------------------------------
  Expenses                            1.90%   1.52%    1.44%     1.52%   1.55%
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to
  Absorption of Expenses by
  DAMIS/1/                            0.65%   0.27%    0.19%     0.27%   0.30%
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate               70%      85%      94%      69%      49%
 ------------------------------------------------------------------------------



 /1/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund, other than European Equity. Deutsche Asset Management, Inc. (DAMI) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for European Equity. Each Fund's investment adviser makes each Fund's investment decisions. Each Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. Each investment adviser reimbursed a portion of its fee during the period.



                                  Percentage of
                                  Average Daily
              Fund                   Net Assets
-----------------------------------------------
International Select Equity Fund      0.70%
-----------------------------------------------
European Equity Fund/1/               0.70%
-----------------------------------------------
International Small Cap Fund          1.00%
-----------------------------------------------
Emerging Markets Equity Fund          1.00%
-----------------------------------------------



/1/DAMIS was the Fund's investment adviser until December 23, 1999.

DAMIS and DAMI provide a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion and $12.6 billion, respectively, in assets.

DAMIS and DAMI are each indirect wholly owned subsidiaries of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DAMI provides administrative services for the Funds. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund"s investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net
Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested.

Distributions and dividends usually have the following tax character:



  TRANSACTION         TAX STATUS

  Income dividends    Ordinary income
 --------------------------------------------
  Short-term capital  Ordinary income
  gains distributions
 --------------------------------------------
  Long-term capital   Long-term capital gains
  gains distributions
 --------------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 -------------------------------------------
  Your sale of      Generally, short-term
  shares owned      capital gains or losses:
  for one year or   losses subject to
  less              special rules.
 -------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.
--------------------------------------------------------------------------------

Information Concerning all Funds


Minimum Account Investments



 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.
--------------------------------------------------------------------------------

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                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121

or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

International Equity Funds Combined--Investment Class

International Select Equity

European Equity

International Small Cap Equity

Emerging Markets Equity

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                        CUSIP #61735K695
                                                          CUSIP #61735K679
                                                          INVINTLPRO (2/00)
                                                          811-8006



                           Deutsche Asset Management





                    Mutual Fund
                          Prospectus
                                February 28, 2000
                                    Premier Class





International Select Equity

Formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                  A Member of the
adequacy of this prospectus.  Any representation to the          Deutsche Bank
contrary is a criminal offense.]                                 Group  [/]

Overview
--------------------------------------------------------------------------------

of International Select Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------


International Select Equity--Premier Class

Overview of International Select Equity



Goal.......................................................................3
Core Strategy..............................................................3
Investment Policies and Strategies.........................................3
Principal Risks of Investing in the Fund...................................4
Who Should Consider Investing in the Fund..................................4
Total Returns, After Fees and Expenses.....................................5
Annual Fund Operating Expenses.............................................6


A Detailed Look at International Select Equity



Objective..................................................................7
Strategy...................................................................7
Principal Investments......................................................7
Investment Process.........................................................7
Other Investments..........................................................7
Risks......................................................................8
Management of the Fund.....................................................9
Portfolio Managers.........................................................9
Calculating the Fund's Share Price........................................10
Performance Information...................................................10
Dividends and Distributions...............................................10
Tax Considerations........................................................11
Buying and Selling Fund Shares............................................11
Financial Highlights......................................................14


--------------------------------------------------------------------------------

Overview of International Select Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

International Select Equity Premier Class requires a minimum investment of $5,000,000. You should consider investing in International Select Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in International Select Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Select Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of International Select Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on May 15, 1995. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE Index over the last calendar year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                              [GRAPH APPEAR HERE]

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1996            10.31%
1997             0.51%
1998            23.49%
1999            88.85%

Since inception, the Fund's highest return for Institutional Class shares in any calendar quarter was 42.80% (fourth quarter 1999) and its lowest quarterly return was (15.37%) (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999



                                                   Since
                                               Inception
                                     1 year (5/15/95)/2/

  International Select Equity--
  Institutional Class                88.85%    26.59%
 -------------------------------------------------------
  EAFE Index                         26.96%    12.98%
 -------------------------------------------------------


 /1/Institutional Class performance is presented because Premier Class shares have no performance history. Premier Class shares will have substantially similar performance because the shares are invested in the same portfolio of securities. The annual returns will differ only to the extent that Premier Class expenses are lower than Institutional Class expenses. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/EAFE Index performance is calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of International Select Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Premier Class shares of International Select Equity.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/ Restated to reflect estimated Other Expenses for the current fiscal year. Premier Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 1999, Other Expenses and Total Annual Fund Operating Expenses were 1.51% and 2.21%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 0.90%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES



                           Percentage of average
                                daily net assets

  Management Fees                          0.70%
 --------------------------------------------------
  Distribution and
  Service (12b-1) Fees                      None
 --------------------------------------------------
  Other Expenses                           0.45%/1/
 --------------------------------------------------
  Total Annual Fund
  Operating Expenses                       1.15%/1/
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (0.25%)/2/
 --------------------------------------------------
  Net Expenses                             0.90%
 --------------------------------------------------



 EXPENSE EXAMPLE/3/



     1 Year         3 Years           5 Years         10 Years
 ----------------------------------------------------------------

     $92             $340              $607            $1,372
 ----------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Select Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in stocks and other securities with equity characteristics located in the countries that make up the MSCI (Morgan Stanley Capital International) EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The majority of securities in which the Fund invests are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE Index has a median market capitalization of over $29 billion.

Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;
-------------------------------------------------------------------------------

                             A Detailed Look at International Select Equity

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The use of futures and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for the Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for the Fund. As investment adviser, DAMIS makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 0.70% of the average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DAMIS provides a full range of international investment advisory services to institutional clients, and as of October 31, 1999, managed approximately $16.1 billion in assets.

DAMIS is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund.

Alexander Tedder, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freilburg University.

Patrick Deane, Director--Equities, Deutsche Asset Management Investment Services Limited and Co-Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 12 years of investment industry experience.

 . UK portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1994.

 . 15 years investment experience.

 . Japanese portfolio manager with an emphasis on small cap securities.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.
--------------------------------------------------------------------------------

A Detailed Look at International Select Equity


Syed Adlan, Analyst/Portfolio Manager, Deutsche Asset Management Investment Services Limited

 . Joined the investment adviser in 1997.

 . Prior to that, foreign exchange reserves management team member, Central Bank of Malaysia, from 1995 to 1997.

 . 5 years of investment industry experience.

 . Analyst specializing in Asian equities.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. (DAMI), an affiliate of DAMIS, provides administrative services for the Fund. In addition, DAMI--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.
--------------------------------------------------------------------------------

                             A Detailed Look at International Select Equity


TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:



  TRANSACTION           TAX STATUS

  Income dividends      Ordinary income
 --------------------------------------
  Short-term capital    Ordinary income
  gains
  distributions
 --------------------------------------
  Long-term capital     Capital gains
  gains
  distributions
 --------------------------------------


Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.



  TRANSACTION       TAX STATUS

  Your sale of      Generally, long-term
  shares owned      capital gains or
  more than one     losses
  year
 --------------------------------------------
  Your sale of      Generally, short-term
  shares owned for  capital gains or losses;
  one year or less  losses subject to special
                    rules.
 --------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313
By mail            P.O. Box 219210
                   Kansas City, MO 64121

By overnight mail  210 West 10th Street, 8th Floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business.

Minimum Account Investments



To open an account       $5,000,000
To add to an account     $1,000,000
Minimum account balance  $1,000,000


The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds".

By wire
            Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under "Contacting Deutsche Asset Management Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.
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A Detailed Look at International Select Equity

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:
                 1010 00695

Attn:
                 Deutsche Asset Management Mutual Funds

DDA No:          98-7052-395-7

FBO:             (Account name)
                 (Account number)

Credit:
                 International Select Equity--1198

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day.

You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of the fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  for any reason. We will reject purchases
--------------------------------------------------------------------------------

                             A Detailed Look at International Select Equity

 if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.

--------------------------------------------------------------------------------

A Detailed Look at International Select Equity

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS



                                                                     For the
                                                                   Period Ended
                                   For the Year Ended October 31,  October 31,
                                    1999    1998    1997    1996     1995/1/

  For a Share Outstanding
   Throughout each Period:
  Net Asset Value, Beginning of
   Period                          $12.02  $11.62  $11.88  $10.95   $10.00
 ------------------------------------------------------------------------------
  Income From Investment
   Operations
  Net Investment Income (Loss)      (0.09)   0.12    0.16    0.11     0.08
 ------------------------------------------------------------------------------
  Net Realized and Unrealized
  Gains (Losses)                     6.91    0.90    0.28    1.25     0.87
 ------------------------------------------------------------------------------
  Total from Investment
   Operations                        6.82    1.02    0.44    1.36     0.95
 ------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income             (0.07)  (0.23)  (0.15)  (0.43)     --
 ------------------------------------------------------------------------------
  Net Realized Gains                (0.67)  (0.39)  (0.55)   --        --
 ------------------------------------------------------------------------------
  Total Distributions               (0.74)  (0.62)  (0.70)  (0.43)     --
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period   $18.10  $12.02  $11.62  $11.88   $10.95
 ------------------------------------------------------------------------------
  Total Investment Return           59.39%   9.28%   3.78%  12.70%    9.50%+
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
   omitted)                        $61,577  $5,419  $4,954  $3,423   $2,738
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income              0.52%   0.92%   0.97%   0.72%    1.55%/2/
 ------------------------------------------------------------------------------
  Expenses                           2.21%   2.89%   2.79%   3.59%    2.73%/2/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by DAMIS/3/            1.31%   1.99%   1.89%   2.69%    1.83%/2/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate             239%    127%     55%     39%         19%
 ------------------------------------------------------------------------------


 /1/The Fund's inception was May 15, 1995.
 /2/Annualized.

 /3/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

 +Returns are for the period indicated and have not been annualized.
--------------------------------------------------------------------------------

                       This page intentionally left blank


Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121

or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1202-942-8090.

International Select Equity--Premier Class

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                              CUSIP #61735K570
                                                                1198PRO (2/00)
                                                                811-8006


MORGAN GRENFELL INVESTMENT TRUST
No-Load Open-End Funds
One South Street
Baltimore, Maryland 21202


                      STATEMENT OF ADDITIONAL INFORMATION

February 28, 2000

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of twenty-two investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following eight separate investment portfolios of the Trust (the "Funds"):

     - International Select Equity Fund, previously Morgan Grenfell International Select Equity Fund

     - European Equity Fund, previously Morgan Grenfell European Equity Growth Fund

     - International Small Cap Equity Fund, previously Morgan Grenfell International Small Cap Equity Fund

     - Emerging Markets Equity Fund, previously Morgan Grenfell Emerging Markets Equity Fund

     - Core Global Fixed Income Fund, previously Morgan Grenfell Core Global Fixed Income Fund

     - Global Fixed Income Fund, previously Morgan Grenfell Global Fixed Income Fund

     - International Fixed Income Fund, previously Morgan Grenfell International Fixed Income Fund

     - Emerging Markets Debt Fund, previously Morgan Grenfell Emerging Markets Debt Fund

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Institutional, Investment or Premier Class shares Prospectuses dated February 28, 2000 (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each Fund are included in the Funds' annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into this Statement of Additional Information. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

                               TABLE OF CONTENTS




PAGE

STATEMENT OF ADDITIONAL
INFORMATION..................................................................  1
TABLE OF CONTENTS............................................................  2
INTRODUCTION.................................................................  3
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND STRATEGIES AND RELATED RISKS..  4
INVESTMENT RESTRICTIONS...................................................... 32
TRUSTEES AND OFFICERS........................................................ 35
INVESTMENT ADVISORY AND OTHER SERVICES....................................... 38
SERVICE PLAN................................................................. 44
PORTFOLIO TRANSACTIONS....................................................... 45
PURCHASE AND REDEMPTION OF SHARES............................................ 49
PERFORMANCE INFORMATION...................................................... 51
TAXES........................................................................ 54
GENERAL INFORMATION ABOUT THE TRUST.......................................... 61
ADDITIONAL INFORMATION....................................................... 64
FINANCIAL STATEMENTS......................................................... 64
APPENDIX A DESCRIPTION OF RATINGS CATEGORIES OF MOODY'S INVESTORS
SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP..  65
APPENDIX B QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND............... 67


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. None of the Prospectuses constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                 INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment series, including the following eight series (the "Funds"):

International Select Equity Fund
European Equity Fund
International Small Cap Equity Fund

Emerging Markets Equity Fund
(collectively, the "Equity Funds")

Core Global Fixed Income Fund
Global Fixed Income Fund
International Fixed Income Fund
Emerging Markets Debt Fund
(collectively, the "Fixed Income Funds").

Each of the Fixed Income Funds is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Equity Funds is "diversified" within the meaning of the 1940 Act.

Deutsche Asset Management Investment Services Limited (the "Adviser" or "DAMIS") serves as investment adviser to the Funds other than the European Equity Fund. Deutsche Asset Management, Inc. ("DAMI") serves as investment adviser to the European Equity Fund. ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor.

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectus. No investor should invest in shares of a Fund without first reading the Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in the Prospectus.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                       AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

International Select Equity Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of foreign companies located in the countries that make up the MSCI EAFE Index. Up to 35% of the Fund's total assets may include cash equivalents, U.S. investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and equity and equity related securities of U.S.
issuers.

The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

European Equity Fund

Under normal conditions, the Fund invests at least 65% of its assets in the equity and equity related securities of European companies. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and securities of non-European issuers (including the U.S.). The Fund may invest a significant portion of its assets in a single country.

International Small Cap Equity Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity securities of large and medium capitalization companies located outside the U.S. and companies of any size located in the U.S. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Emerging Markets Equity Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of growth-oriented companies located in emerging securities markets. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities traded in developed markets (including the U.S.). The Fund may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Core Global Fixed Income Fund

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that any security is downgraded, the adviser will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

Global Fixed Income Fund

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the four highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The Fund may invest up to 15% of its total assets in fixed income securities rated below investment grade (high yield/high risk bonds), including the securities of issuers in emerging securities markets. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

International Fixed Income Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the fixed income securities of foreign issuers. The Fund invests in investment grade fixed income securities that, at the time of purchase, are rated in one of the three highest categories by a major independent rating agency, or in unrated securities the adviser considers of comparable quality. The Fund may invest up to 10% of its total assets in investment grade fixed income securities rated in the fourth highest category. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and in U.S. fixed income securities. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

Emerging Markets Debt Fund

Under normal circumstances, the Fund invests at least 65% of its total assets in the (high yield/high risk) fixed income securities of issuers located in countries with new or emerging securities markets. These include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of companies located in each of Argentina, Brazil and Mexico. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency.

FOREIGN SECURITIES

GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. For purposes of each Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country. Each of the international equity funds intends to invest in at least three foreign countries. Each of the global equity funds intends to invest in at least three countries (including the U.S.). Each of the Equity Funds intends to invest at least 60% of its total assets directly in stocks.

To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

CURRENCY MANAGEMENT TECHNIQUES

GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds will exchange currencies in the normal course of managing its investments and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for cash, for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward currency contracts in several circumstances for both hedging and non-hedging purposes, although the Emerging Local Currency Debt Fund does not expect generally to enter into such contracts for hedging purposes. When purchase or sold for non-hedging purposes, forward currency contracts are speculative. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fixed Income Fund may sell U.S. dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Funds may enter into forward currency contracts in an attempt to reduce currency exchange rate risks, transactions in currency contracts involve certain other risks. Thus, while the Funds may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

A Fund's activities in forward currency exchange contracts, currency options and currency futures contracts and related options (see below) may be limited by the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

CROSS HEDGING. At the discretion of the Adviser, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

Each of the Funds may write covered put and call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may write put and call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter.

WRITTEN OPTIONS. The Funds may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees

(referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

CURRENCY OPTIONS. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

STOCK INDEX OPTIONS The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

OTHER CONSIDERATIONS. An option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds (in case of a call option), or is less than (in the case of a put option), the option's exercise price. The amount of this payment will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with the Fund's custodian cash or liquid securities equal to the contract value. A call option on a security or an index is also covered if the Fund holds a call on the same security or index as the call written by the Fund where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

To hedge against changes in interest rates or securities prices and for certain non-hedging purposes, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments, currencies and indices. The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Futures contracts that a Fund may use for hedging purposes include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Except as stated below for all the Funds , the Funds' futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with the Trust's custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position prior to its maturity or expiration date.

In the event of an imperfect correlation between a futures or options position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying portfolio securities. The risk that the Funds will be unable to close out a futures or related options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts and Related Options--Other Considerations", there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

FIXED INCOME SECURITIES

GENERAL. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the

Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

REGISTERED LOANS. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Funds may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's, Moody's and other nationally and internationally recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value.

Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

INTEREST RATE, MORTGAGE AND CURRENCY SWAPS AND INTEREST RATE CAPS AND FLOORS. The Funds may enter into interest rate, mortgage and currency swaps and interest rate caps and floors for hedging purposes and non-hedging purposes, provided that the Emerging Local Currency Debt Fund does not expect generally to use these instruments to attempt to hedge against potential adverse changes in currency exchange rates. Inasmuch as transactions in swaps, caps and floors are entered into for good faith hedging purposes or are offset by a segregated account, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

A Fund will not enter into any interest rate, mortgage, or currency swap or interest rate cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the Securities and Exchange Commission (the "Commission") takes the position that swaps, caps and floors are illiquid investments that are subject to the Funds' 15% limitation on such investments.

The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

INVERSE FLOATING RATE SECURITIES. The Funds may invest up to 5% of their net assets in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON AND DEFERRED INTEREST BONDS. The Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.
The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon and deferred interest bonds are more volatile than instruments that pay interest regularly. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

RISK FACTORS OF LOWER QUALITY SECURITIES "JUNK BONDS". The Emerging Markets Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated less than Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes."

Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Core Global Fixed Income Fund, Global Fixed Income Fund, and the Emerging Markets Debt Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Each of the Funds, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities.
Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing
corporation.   Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each of the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner and non-owner occupied one-unit to four-unit residential properties, multifamily residential properties, agricultural properties, commercial properties and mixed use properties.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

AGENCY MORTGAGE SECURITIES. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the Government National Mortgage Association, ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and

Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A common type of SMBS will have one class receiving all of the interest from a pool of mortgage loans ("IOs"), while the other class will receive all of the principal ("POs"). The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs are generally higher than prevailing market yields on other mortgage-backed securities because the cash flow patterns of IOs are more volatile and there is a greater risk that the initial investment will not be fully recouped. Because an investment in an IO consists entirely of a right to an interest income stream and prepayments of mortgage loan principal amounts can reduce or eliminate such income stream, the value of IO's can be severely adversely affected by significant prepayments of underlying mortgage loans. In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Funds' limitation on investments in illiquid securities. Unless the Adviser, acting pursuant to guidelines and standards established by the Board of Trustees, determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

SMALL CAPITALIZATION COMPANIES

The International Small Cap Equity Fund invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

CUSTODIAL RECEIPTS

Each of the Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the Staff of the Commission, however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For certain other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

ILLIQUID SECURITIES

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

BORROWINGS

Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, investments will not be made while borrowings (including reverse repurchase agreements and dollar rolls) are in excess of 5% of a Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Trust's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

A Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument.

Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

BANK OBLIGATIONS. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Non-U.S. bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of non-U.S. and U.S. banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or a non-U.S. bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a non-U.S. bank and held in the United States.

OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S. registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Equity Fund will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, an Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


In addition, European Equity Fund will adhere to the following fundamental investment restriction:

Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.


-----------------------------------------------------------------------------------------------------------
Name and Address                 Positions with Trust      Principal Occupation During Past
                                                           Five Years
-----------------------------------------------------------------------------------------------------------

Paul K. Freeman (2)              Trustee                   Project Leader, International Institute for
7257 South Tucson Way                                      Applied Systems Analysis (since 1998); Chief
Englewood, CO 80112 (age 48)                               Executive Officer, The Eric Group Inc.
                                                           (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------
Graham E. Jones (2)              Trustee                   Senior Vice President, BGK Realty Inc. (since
330 Garfield Street                                        1995); Financial Manager, Practice Management
Santa Fe, NM 87501                                         Systems (medical information services)
(age 65)                                                   (1988-95); Director, 11 closed-end funds managed
                                                           by Morgan Stanley Asset Management; Trustee, 9
                                                           open-end mutual funds managed by Weiss, Peck &
                                                           Greer; Trustee of 10 open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.
-----------------------------------------------------------------------------------------------------------
William N. Searcy (2)              Trustee                 Pension & Savings Trust Officer, Sprint
2330 Shawnee Mission Pkwy                                  Corporation (telecommunications) (since 1989);
Westwood, KS 66205                                         Trustee of six open-end mutual funds managed by
(age 53)                                                   Sun Capital Advisers, Inc.
-----------------------------------------------------------------------------------------------------------
Hugh G. Lynch                      Trustee                 Managing Director, International Investments,
767 Fifth Avenue                                           General Motors Investment Management Corporation
New York, NY 10153                                         Director, Emerging Markets Growth Fund managed
(age 62)                                                   by Capital International, Inc. (since December
                                                           1994)
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Name and Address                   Position with Trust     Principal Occupation During Past
                                                           Five Years
----------------------------------------------------------------------------------------------------------

Edward T. Tokar                    Trustee                 Vice President-Investments,
101 Columbia Road                                          Honeywell International, Inc.
Morristown, NJ 07962                                       (advanced technology and
(age 52)                                                   manufacturer) (since 1985).
----------------------------------------------------------------------------------------------------------
Richard T. Hale                    President               Trustee of each of the other
One South Street                                           investment companies within the
Baltimore, MD  21202                                       Deutsche Asset Management mutual fund
                                                           complex;
                                                           Managing Director, Deutsche Asset
                                                           Management; Managing Director,
                                                           Deutsche Banc Alex. Brown Incorporated;
                                                           Director and President, Investment
                                                           Company Capital Corp.
----------------------------------------------------------------------------------------------------------
Neil P. Jenkins                    Vice President          Director, Deutsche Asset Management
20 Finsbury Circus                                         Investment Services (since 1996);
London, England                                            Chief Executive Deutsche Asset
(age 39)                                                   Management Investment Services (since
                                                           1999); Director, Deutsche Asset
                                                           Management, Inc (1991-1996)
                                                           Morgan Grenfell International Funds
                                                           Mgmt (1995-1999), and Morgan
                                                           Grenfell & Co. (since 1985).
----------------------------------------------------------------------------------------------------------
David W. Baldt                     Vice President          Managing Director of Active Fixed
150 S. Independence Sq.                                    Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                  Inc. (since 1989).
(age 50)
----------------------------------------------------------------------------------------------------------
James H. Grifo                     Vice President          Managing Director and Executive Vice
150 S. Independence Sq.                                    President, Deutsche Asset
W. Philadelphia, PA 19106                                  Management, Inc. (since 1996); Senior
(age 48)                                                   Vice President, GT Global Financial
                                                           (1990 - 1996).
----------------------------------------------------------------------------------------------------------
Amy M. Olmert (1)(3)               Treasurer, Chief        Vice President, Deutsche Asset
One South Street                   Financial Officer       Management Americas (since 1999);
Baltimore, MD  21202                                       Vice President, BT Alex. Brown Inc.
(age 36)                                                   (1997-1999); Senior Manager,
                                                           PricewaterhouseCoopers LLP
                                                           (1988-1997).
----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                   Secretary               Principal, Deutsche Asset Management
One South Street                                           Americas (since 1999); Director,
Baltimore, MD  21202                                       Deutsche Bank Alex.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Name and Address                   Position with Trust     Principal Occupation During Past
                                                           Five Years
----------------------------------------------------------------------------------------------------------
(age 45)                                                   Brown Incorporated and Investment
                                                           Company Capital Corp. (since 1998);
                                                           Assistant General Counsel, Office of
                                                           the General Counsel, United States
                                                           Securities and Exchange Commission
                                                           (1993-1998).

----------------------------------------------------------------------------------------------------------


______________

 1   Member of the Trust's Pricing Committee.

 2   Member of the Trust's Audit Committee.

 3   Member of the Trust's Dividend Committee.

It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.

Messrs. Jones, Freeman, and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of February 17, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees.

The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 1999:

Name of Trustees          Pension or Retirement       Aggregate

                     Benefits Accrued as Part of        Compensation from
                           Fund Expenses                the Trust/Complex*
                     ---------------------------        -------------------

Paul K. Freeman                 $0                            $22,750
Graham E. Jones                 $0                            $24,750
William N. Searcy               $0                            $25,750
Hugh G. Lynch                   $0                            $21,750
Edward T. Tokar                 $0                            $21,750



_____________

 * The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

                    INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

DAMIS of London, England acts as investment adviser to each Fund, except European Equity Fund. Deutsche Asset Management, Inc. acts as investment adviser to European Equity Fund. Effective October 6, 1999, Morgan Grenfell Investment Services Limited, the adviser to each Fund, changed its name to Deutsche Asset Management Investment Services Limited. On December 2, 1999, a majority of the shareholders of the European Equity Fund approved a change of the Fund's investment adviser from DAMIS to Deutsche Asset Management, Inc. ("DAMI") (formerly Morgan Grenfell Inc.). This change became effective on December 23, 1999. Each of DAMIS and DAMI are referred to individually as an "Adviser" and collectively as the "Advisers."

DAMIS acts as investment adviser to each Fund, except European Equity Fund, pursuant to the terms of two Management Contracts between the Trust and DAMIS. DAMI acts as investment adviser to the European Equity Fund pursuant to the terms of a Management Contract between the Trust and DAMI.

Pursuant to the Management Contracts, each Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. Each Adviser determines on a continuous basis, the allocation of each Fund's investments among countries. Each Adviser is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:



                                                           Annual Rate
                                                           -----------

          International Select Equity Fund                      0.70%
          European Equity Fund                                  0.70%
          International Small Cap Equity Fund                   1.00%
          Emerging Markets Equity Fund                          1.00%

          Core Global Fixed Income Fund                      0.50%
          Global Fixed Income Fund                           0.50%
          International Fixed Income Fund                    0.50%
          Emerging Markets Debt Fund                         1.00%


The advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as a Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed, for the 16-month period from each Fund's most recently completed fiscal year, to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. These contractual fee waivers may only be changed by the Funds' Board of Trustees.

For the fiscal period ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid advisory fees of $0, $137,269, $794,548, $804,930, $444,411, $21,976 and $1,398,207, respectively. For the fiscal period ended October 31, 1998, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid net advisory fees of $0, $215,268, $302,152, $594,742, $262,756, $13,051, $0, and $1,035,966, respectively. For the fiscal period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid advisory fees of $138,068, $312,589, $229,335, $1,086,185, $279,603, $166,062, $113,859, and $2,822,307,
respectively. The foregoing advisory fee payments and non-payments reflect expense limitations that were in effect during the indicated periods. The Funds not listed in this paragraph were not in operation during the relevant periods and, accordingly, paid no advisory fees for such periods.

The Management Contracts were last approved on November 18, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Management Contract or "interested persons" of such parties. Each Management Contract will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940
Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Management Contract is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract with respect to a Fund will not terminate or otherwise invalidate any provision of the Management Contract between the Adviser and any other Fund. The Adviser may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases their procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangement with the Adviser outweighs any disadvantages that may result from contemporaneous transactions.

DAMIS is registered with the Commission as an investment adviser and provides a full range of international investment advisory services to individual and institutional clients. DAMI is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies. Both DAMIS and DAMI are each an indirect wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group. As of October 31, 1999, DAMIS managed approximately $16.1 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. As of October 31, 1999, DAMI managed approximately $12.6 billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, a registered investment company for which it acts as an investment adviser.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's Prospectus.

PORTFOLIO TURNOVER

The Funds do not expect to trade in securities for short-term gain. Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 1998, the portfolio turnover rates for International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 127%, 49%, 106%, 85%, 182%, 151%, 181% and 638%, respectively. For the fiscal period ended October 31, 1999, the portfolio turnover rates for International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 239%, 80%, 86%, 70%, 161%, 155%, 140% and 397%, respectively.

THE ADMINISTRATOR

Deutsche Asset Management, Inc. ("DAMI" or the "Administrator"), One South Street, Baltimore, Maryland 21202, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.25% for the International Fixed Income Funds; 0.30% for the International Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expenses Information tables in the prospectus. In its sole discretion the Adviser may terminate or modify this voluntary agreement at any time.

For the fiscal period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $59,172, $133,967, $68,801, $325,855,
$139,802, $83,031, $56,929 and $705,369, respectively. Prior to November 1,
1998, SEI Financial Management Company was the Administrator for the funds. For the fiscal year ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $60,000, $38,843, $90,975, $99,601, $119,264, $60,000 and $139,420,
respectively. For the fiscal year ended October 31, 1998, International Select Equity Fund, European Equity Fund, international Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $60,177, $60,177, $60,177, $70,980, $68,216, $10,606, $60,177, and $116,281 respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer;
(ix) the fees and expenses of Trustees who are not affiliated with the Adviser;
(x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp. ("ICCC") One South Street, Baltimore, Maryland 21202, has been retained as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and
(ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Funds, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Funds.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties. The Distribution Agreement was most recently approved on August 19, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the

Distribution Agreement or "interested persons" of such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Trust.

                                 SERVICE PLAN
                           (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. If your service plan is terminated, your shares will be converted to Institutional shares of the same Fund.

As compensation for such services, each Service Organization of the Funds is entitled to approve a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") ) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standard set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c) (1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404 (a) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406 (a) (1) (D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3 (14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406 (a) (1) (D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406 (b) (1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.

Section 406 (b) (3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                            PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consideration may also be given to the broker-dealer's sale of shares of the Funds. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal period ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for the Emerging Markets Equity Fund $26,515, for the European Equity Fund $6,289, for the International Select Equity Fund $81,711 and for the International Small Cap Equity Fund $6,122.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers"). These brokers may include but are not limited to Morgan Grenfell Asia and Morgan Grenfell Debt Arbitrage Trading.

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. During the fiscal year ended October 31, 1997, no Fund paid any brokerage commissions to any Affiliated Broker. For the fiscal period ended October 31, 1998, the European Equity Fund paid brokerage commissions in the amount of $54 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the Emerging Markets Equity Fund paid brokerage commissions in the amount of $3,729 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the European Equity Fund paid brokerage commissions in the amount of $3,212 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Select Equity Fund paid brokerage commissions in the amount of $2,192 to Bankers Trust Company, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $182 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $104 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal year ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $15,439.06, $78,071.14, $503,504.08, $868,715.91, $0, $0 and $0, respectively. For the fiscal year ended October 31, 1998, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $23,210.14, $99,051.25, $289,584.88, $623,475.42, $0, $0, $0, $0,
respectively. For the fiscal
period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $252,586, $176,478, $142,724, $880,921, $0, $0, $0 and $0, respectively.

As of October 31, 1999, none of the Funds held securities of its regular broker-dealers.

                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are distributed by ICC Distributors, Inc., the Distributor. The Funds offer two classes of shares, institutional and Investment shares. General information on how to buy shares of the Funds is set forth in "Managing Your Investment" in each Fund's Prospectus. The following supplements that information.

Investors may invest in institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for institutional and Investment shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, which is generally 4:00 p.m. Eastern time, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the 4:00 P.M. (Eastern time) close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the institutional share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

From time to time, the Fixed Income Funds may advertise their yield. Yield is calculated separately for premier shares, investment shares and institutional shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of a class of shares of a Fund refers to the annualized income generated by an investment in the class of shares of the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                    a-b
YIELD  =  2  [  (  ----   +  1  )  6  - 1  ]
                    cd

Where:         a    =    dividends and interest earned by the Fund during the
                         period;

               b    =    net expenses accrued for the period;

               c    =    average daily number of shares outstanding during the
                         period entitled to receive dividends; and

               d    =    maximum offering price per share on the last day of the
                         period.


Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 30-day period ended October 31, 1999, the yields of institutional shares of Core Global Fixed Income Fund, Emerging Markets Debt Fund, Global Fixed Income Fund and International Fixed Income Fund were 4.22%, 12.92%, 5.02%, and 4.11% respectively. If the expense limitations for these Funds had not been in effect during this period, the yields of institutional shares of Core Global Fixed Income Fund, Emerging Markets Debt Fund, Global Fixed Income Fund and International Fixed Income Fund would have been 4.16%, 12.89%, 4.98% and 4.02%, respectively.

For the 30-day period ended October 31, 1999, the yield of Investment shares of Emerging Markets Debt Fund was 12.71%. If the expense limitation for the fund had not been in effect during this period, the yield of Investment shares of Emerging Markets Debt Fund would have been 12.68%.

TOTAL RETURN

Average annual total return is calculated separately for Investment shares and institutional shares of a Fund. Each class of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

            ERV
T  =  [  (  ---  )  1/n  - 1  ]
             P

Where:            T   =  average annual total return,

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P    =    hypothetical initial payment of $1,000; and

               n    =    period covered by the computation, expressed in years.


Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 ERV
Aggregate Total Return  =  [  (  ---  )  -  1  ]
                                  P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

For the fiscal year ended October 31, 1999, the average annual total return of institutional shares of International Select Equity Fund, European Equity Fund, international Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 59.39%, 21.18%, 38.49%, 39.02%, -3.91%, -3.93%,
-3.53% and 17.86%, respectively. For the five year period ended October 31, 1999, the average annual total return of institutional shares of International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 4.65%, - 6.10%, 5.92%, 5.91% and 5.94%, respectively. For their respective periods from commencement of operations to October 31, 1999, the average annual total returns for institutional shares of International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 19.64%, 20.76%, 4.59%, -3.75%, 4.79%, 3.58%, 5.12% and 6.04%, respectively.

For the fiscal year ended October 31, 1999, the average annual total returns for investment shares of Emerging Markets Debt Fund was 17.40%. From its commencement of operations to October 31, 1999, the average annual total returns for Investment shares of Emerging Markets Debt Fund was -15.10%. If the expense limitations described in the Prospectus for the above Funds had not been in effect during the indicated periods, the total returns for institutional shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse, First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of any Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code.

Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of its "investment company taxable income" (which includes dividends, interest, accrued original issue discount and recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors such as the Funds and may therefore make it more difficult for the Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result that either no dividends are paid or a portion of the Fund's dividends is treated as a return of capital, which is nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally gives rise to capital gains.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing-rate securities, pay-in-kind securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The Funds anticipate that they will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, a Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the Fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a Fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If a Fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. Each Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, certain structured securities and interest rate floors and caps are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

Each of the Fixed Income Funds other than the International Fixed Income Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders.

At October 31, 1999 the following Funds had available realized capital losses to offset future net capital gains:

                                                               Expiration
                                                                  Date
                                                               ----------
Emerging Markets Equity Fund                $18,865,462        10/31/2006
Global Fixed Income Fund                        986,396        10/31/2007
Core Global Fixed Income Fund                   132,397        10/31/2007
International Fixed Income Fund                  54,851        10/31/2007
Emerging Markets Debt Fund                   58,247,275        10/31/2006


U.S. SHAREHOLDERS--DISTRIBUTIONS


For U.S. federal income tax purposes, distributions by the Funds, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund for the year will be taxable as ordinary income. Distributions to corporate shareholders designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period requirements and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, it is unlikely that any significant portion of any Fund's distributions will qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. Any loss realized on the sale, redemption or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust is an open-end investment company organized as a Delaware business trust on September 13, 1993. The Trust commenced operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the thirteen Funds described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: institutional shares and Investment shares. On February 28, 2000, the European Equity Growth Fund changed its name to the European Equity Fund as indicated on the cover page of this Statement of Additional Information.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights to voting, redemption, dividends and liquidation, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund.
Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of February 24, 2000, the following shareholders owned the following respective percentages of the outstanding Institutional shares of the indicated
Funds:


--------------------------------------------------------------------------------------------
                                                                         Percentage of
Fund                    Shareholder Name and Address                     Outstanding Shares
                                                                         of the Fund
--------------------------------------------------------------------------------------------

Core Global Fund        University of North Dakota Foundation, J Lloyd   58.274%
                        Stone Alumni Center, Corner of Oxford &
                        University, Grand Forks, ND 58202-8157
--------------------------------------------------------------------------------------------
                        Bristol County Retirement Board, 645 County      25.599%
                        St, Taunton, MA 02780-3623
--------------------------------------------------------------------------------------------
                        Fleet National Bank Tr, Goodall Hospital         16.127%
                        Custody, Rochester, NY 14692-8900
--------------------------------------------------------------------------------------------
European Equity Fund    National Investor Services Corp for the          59.769%
                        Exclusive Benefit of our Customers, 55 Water
                        St, Fl 32, New York, NY 10041-3288
--------------------------------------------------------------------------------------------
                        National Financial Services Corp for the         15.520%
                        Exclusive Benefits of our Customers, 200
                        Liberty St, 1 World Financial Ctr, New York,
                        NY 100261-1003
--------------------------------------------------------------------------------------------
                        SEMA & CO, 12 E 48/th/ Street, New York, NY      6.817%
                        10017-1028
--------------------------------------------------------------------------------------------
                        FTC & CO, Attn Datalynx-House Account, P O Box   5.313%
                        173736, Denver CO 80217-3736
--------------------------------------------------------------------------------------------

As of February 24, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the indicated
Funds:



-------------------------------------------------------------------------------------------------
                                                                              Percentage of
Fund                         Shareholder Name and Address                     Outstanding Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------

International Select         Public Employees' Retirement Association Attn    93.188%
Equity Fund                  Daryl Roberts, 1300 Logan Street, Denver, CO
                             80203-2386
-------------------------------------------------------------------------------------------------
International Equity Fund    FTC & Co, ATTN Datalynx - House Account, P.O.    93.391%
Investment Shares            Box 173736, Denver, CO 80217
-------------------------------------------------------------------------------------------------


SHAREHOLDER AND TRUSTEE LIABILITY


The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of each Fund receive an annual report containing audited financial statements and semi-annual report. All transactions in institutional shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and the securities are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                            ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                             FINANCIAL STATEMENTS

The Trust's audited financial statements for the period ended October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Trust's independent accountants, as experts in accounting and auditing.

The financial statements of the Trust for the periods ended on and prior to October 31, 1999 are incorporated by reference into this Statement of Additional Information from the Trust's 1999 Annual Report to Shareholders for the year ended October 31, 1999 (filed electronically on December 30, 1999; file no. 811-08006, and will be attached to each copy of such Statement of Additional Information that is distributed.

                                  APPENDIX A
                     DESCRIPTION OF RATINGS CATEGORIES OF
                      MOODY'S INVESTORS SERVICE, INC. AND
                        STANDARD & POOR'S RATINGS GROUP

Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                  APPENDIX B
              QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND

As of the fiscal year ended October 31, 1999, the percentages of Emerging Market Debt Fund's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's were, on a weighted average basis, as follows*:



                                                          Percentage of Total
Standard & Poor's (Moody's) Ratings                           Investments
------------------------------------------------------------------------------

Not Rated.............................................    19.8%

Rated by Standard & Poor's (Moody's):
BBB-..................................................       0%
BB+, BB, BB-..........................................    37.2%
B+....................................................    33.6%
CCC...................................................     9.4%
Cash..................................................       0%

__________

* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1999. Asset composition does not represent actual holdings on October 31, 1999; nor does it imply that the overall quality of portfolio holdings is fixed.




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MORGAN GRENFELL INVESTMENT TRUST

No-Load Open-End Funds

One South Street

Baltimore, MD 21202

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2000

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each, a "Fund"):

     -  Fixed Income Fund, previously Morgan Grenfell Fixed Income Fund

     -  Municipal Bond Fund, previously Morgan Grenfell Municipal Bond Fund

     - Short-Term Fixed Income Fund, previously Morgan Grenfell Short-Term Fixed Income Fund

     - Short-Term Municipal Bond Fund, previously Morgan Grenfell Short-Term Municipal Bond Fund

     -  High Yield Bond Fund, previously Morgan Grenfell High Yield Bond Fund

     -  Smaller Companies Fund, previously Morgan Grenfell Smaller Companies
     Fund

     -  Micro Cap Fund, previously Morgan Grenfell Micro Cap Fund

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Institutional or Investment Shares Prospectuses dated February 28, 2000, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each Fund are included in the Funds' annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, Missouri 64121.

                                   Page -1-

TABLE OF CONTENTS



                                                                            Page

Introduction.................................................................  3

Additional Information on Fund Investments and Strategies and Related Risks..  3

Investment Restrictions...................................................... 34

Trustees and Officers........................................................ 38

Investment Advisory and Other Services....................................... 41

Service Plan................................................................. 46

Portfolio Transactions....................................................... 48

Purchase and Redemption of Shares............................................ 50

Performance Information...................................................... 52

Taxes........................................................................ 56

General Information About the Trust.......................................... 64

Additional Information....................................................... 68

Financial Statements......................................................... 68

Appendix A - Description of Ratings.......................................... 70

Appendix B - The Adviser's Micro Cap Investment Results...................... 74


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                   Page -2-

                                 INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This Statement of Additional Information relates to the following seven separate investment portfolios of the Trust (the "Funds"):

Fixed Income Fund
Short-Term Fixed Income Fund
High Yield Bond Fund
(collectively, the "Fixed Income Funds")

Municipal Bond Fund
Short-Term Municipal Bond Fund
(collectively, the "Municipal Funds")

Smaller Companies Fund
Micro Cap Fund
(collectively, the "Equity Funds")

Each Fund is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

Deutsche Asset Management, Inc. (the "Adviser") serves as investment adviser to the Funds. ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor. Deutsche Asset Management, Inc. serves as the Funds' administrator (the "Administrator").

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectuses. No investor should invest in shares of a Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                       AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of each Fund.

Fixed Income Fund

Under normal conditions, the Fund invests at least 80% of its assets in intermediate-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within

                                   Page -3-
the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Short-Term Fixed Income Fund

Under normal conditions, the Fund invests at least 80% of its assets in short-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Municipal Bond Fund

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Short-Term Municipal Bond Fund

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the

                                   Page -4-
interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

High Yield Bond Fund

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated domestic and foreign below investment grade bonds (junk-bonds). The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase.

Smaller Companies Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of U.S. small capitalization companies. The Adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities, securities of medium and large capitalization companies and in cash. Up to 5% of the Fund's net assets may be invested in the securities of foreign issuers.

Micro Cap Fund

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into such stocks. The Adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 25% of the Fund's total assets may be invested in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market. The Fund may invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality. To the extent that the Fund invests in foreign securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

                                   Page -5-

FIXED INCOME SECURITIES

GENERAL. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Each of the Funds other than the Equity Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

PUT BONDS. Each of the Funds other than the Equity Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the

                                   Page -6-

Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Each of the Funds other than the Equity Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds other than the Equity Funds and the Municipal Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their

                                   Page -7-
unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds other than the Equity Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the

                                   Page -8-
particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission"). In no event, however, will any Fund other than the High Yield Bond Fund hold more than 5% of its net assets in fixed income securities that are not investment grade.

LOWER QUALITY DEBT OBLIGATIONS "JUNK-BONDS". The High Yield Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk-bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, the High Yield Bond Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Adviser will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality

                                   Page -9-
securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

The High Yield Bond Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

Subject to its investment objectives and policies, the High Yield Bond Fund and each Equity Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The High Yield Bond Fund and each of the Equity Funds, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to

                                   Page -10-
common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each Equity Fund and the High Yield Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MUNICIPAL SECURITIES

The Municipal Funds and, to a more limited extent, the Fixed Income Fund, the Short-Term Fixed Income Fund, and the High Yield Bond Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue

                                   Page -11-
obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Adviser based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

                                   Page -12-

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds other than the Equity Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax

                                   Page -13-

Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

                                   Page -14-

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

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PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL. The Fixed Income Fund, the Short-Term Fixed Income Fund, the High Yield Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fixed Income Fund, the Short-Term Fixed Income Fund, and the High Yield Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments. No Fund will invest 25% or more of its total assets in collateralized mortgage obligations or in asset-backed securities (in each case, excluding U.S. Government securities).

MORTGAGE-BACKED. Each of the Funds other than the Equity Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of

                                   Page -16-

GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Only the Fixed Income Fund, the Short-Term Fixed Income Fund and the High Yield Bond Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated
investment companies that acquire such interests.   Mortgage-backed securities
are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally

                                   Page -17-
refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Adviser, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Adviser will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Adviser will be the actual average life of such securities.

No Fund will invest 25% or more of its total assets in CMOs (other than U.S. Government securities).

ASSET-BACKED SECURITIES. The Fixed Income Fund, the Short-Term Fixed Income Fund and the High Yield Bond Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. No Fund will invest 25% or more of its total assets in asset-backed securities.

SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. While the non-U.S. investments of the Equity Funds may be denominated in any currency, the investments of the Fixed Income Fund, the Short-Term Fixed Income Fund and the High Yield Bond Fund in foreign securities may be denominated only in the U.S. dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other

                                   Page -18-

Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

To the extent the investments of the Equity Funds are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Equity Funds will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, the Fixed Income Fund and the Short-Term Fixed Income Fund intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

EQUITY AND EQUITY RELATED SECURITIES

The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment. The Smaller Companies Fund will invest at least 60% of its assets directly in stocks.

SMALL AND MICRO CAPITALIZATION COMPANIES

The Smaller Companies Fund and Micro Cap Fund invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the

                                   Page -19-
markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Many smaller capitalization companies in which Smaller Companies Fund and Micro Cap Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

CURRENCY MANAGEMENT TECHNIQUES

To the extent that they invest in securities denominated or quoted in foreign currencies, the Equity Funds may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Equity Funds may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank

                                   Page -20-
market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Equity Funds may enter into forward currency contracts only for the following hedging purposes. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert

                                   Page -21-
authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While a Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Each Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. The High Yield Bond Fund and each Equity Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. The High Yield Bond Fund and each Equity Fund may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to

                                   Page -22-
the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The High Yield Bond Fund and each Equity Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OPTIONS ON STOCK INDICES OR CURRENCIES. The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Equity Funds may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

                                   Page -23-

When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of

                                   Page -24-
options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Adviser, the High Yield Bond Fund and each of the Equity Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on

                                   Page -25-
securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

                                   Page -26-

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. The High Yield Bond Fund and each of the Equity Funds will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes-- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

                                   Page -27-

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Funds will attempt to minimize the risk that they will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the High Yield Bond Fund or any Equity Fund that

                                   Page -28-
may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income

                                   Page -29-
securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING

Each Fund may borrow for temporary or emergency purposes, although borrowings by the Fixed Income Fund and the Municipal Bond Fund may not exceed 10% of the value of their respective total assets. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund will be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To limit the potential leveraging effects of a Fund's borrowings, each Fund other than the Fixed Income Fund and the Municipal Bond Fund will not make investments while

                                   Page -30-
borrowings are in excess of 5% of total assets. The Fixed Income Fund and the Municipal Bond Fund may not make additional investments while they have any borrowings outstanding. Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund, other than Fixed Income Fund and Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below.

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CONCENTRATION OF INVESTMENTS

As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

MORTGAGE DOLLAR ROLLS

Each of the Funds other than the Equity Funds and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

RESTRICTED SECURITIES

Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

OTHER INVESTMENT COMPANIES

Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

                                   Page -32-

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER

Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

BANK OBLIGATIONS

Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the

                                   Page -33-

Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund other than the Fixed Income Fund and the Municipal Bond Fund and fundamental investment restriction (3) listed below for Fixed Income Fund and Municipal Bond Fund.

In addition, the policy of each Municipal Bond Fund and Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME FUND, SHORT-TERM MUNICIPAL BOND FUND, HIGH YIELD BOND FUND AND THE EQUITY FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short

                                   Page -34-
     sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Fund will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

                                   Page -35-

NONFUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other U.S.-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for the Municipal Bond Fund and Short-Term Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO THE FIXED INCOME FUND AND THE MUNICIPAL BOND FUND

Fundamental Investment Restrictions. The Trust may not, on behalf of the Fixed Income Fund or the Municipal Bond Fund:

(1)  Acquire more than 10% of the voting securities of any one issuer.

(2)  Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary

                                   Page -36-
     liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Municipal Bond Fund's total assets and 15% of the Fixed Income Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven

                                   Page -37-

     days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other U.S.-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.


                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

-------------------------------------------------------------------------------------------------------
Name and Address                   Positions with Trust     Principal Occupation During Past
                                                            Five Years
-------------------------------------------------------------------------------------------------------

Paul K. Freeman (2)                Trustee                  Project Leader,
7257 South Tucson Way                                       International Institute for Applied
Englewood, CO 80112 (age 48)                                Systems Analysis (since 1998); Chief
                                                            Executive Officer, The Eric Group
                                                            Inc. (environmental insurance)
                                                            (1986-1998).
-------------------------------------------------------------------------------------------------------
Graham E. Jones (2)                Trustee                  Senior Vice President, BGK Realty
330 Garfield Street                                         Inc. (since 1995); Financial Manager,
Santa Fe, NM 87501                                          Practice Management Systems (medical
(age 65)                                                    information services) (1988-95);
                                                            Director, 11 closed-end funds
                                                            managed by Morgan Stanley Asset
                                                            Management; Trustee, 9 open-end
                                                            mutual funds managed by Weiss, Peck &
                                                            Greer; Trustee of 10 open-end
                                                            mutual funds managed by Sun Capital
                                                            Advisers, Inc.
-------------------------------------------------------------------------------------------------------
William N. Searcy (2)              Trustee                  Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                   Sprint Corporation
Westwood, KS 66205                                          (telecommunications) (since 1989);
(age 53)                                                    Trustee of six open-end mutual funds
                                                            managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------------
Hugh G. Lynch                      Trustee                  Managing Director, International
767 Fifth Avenue                                            Investments, General Motors
New York, NY 10153                                          Investment Management Corporation
(age 62)                                                    Director, Emerging Markets Growth
                                                            Fund managed by Capital
                                                            International, Inc. (since December
                                                            1994)
-------------------------------------------------------------------------------------------------------
Edward T. Tokar                    Trustee                  Vice President-Investments,
-------------------------------------------------------------------------------------------------------


                                   Page -38-

-------------------------------------------------------------------------------------------------------
Name and Address                    Positions with Trust    Principal Occupation During Past
                                                            Five Years
-------------------------------------------------------------------------------------------------------

101 Columbia Road                                           Honeywell International, Inc.
Morristown, NJ 07962                                        (advanced technology and
(age 52)                                                    manufacturer) (since 1985).
-------------------------------------------------------------------------------------------------------
Richard T. Hale                     President               Trustee of each of the other
One South Street                                            investment companies within the
Baltimore, MD  21202                                        Deutsche Asset Management mutual fund
                                                            complex;
                                                            Managing Director, Deutsche Asset
                                                            Management; Managing Director,
                                                            Deutsche Banc Alex. Brown
                                                            Incorporated;
                                                            Director and President, Investment
                                                            Company Capital Corp.
-------------------------------------------------------------------------------------------------------
Neil P. Jenkins                    Vice President           Director, Deutsche Asset Management
20 Finsbury Circus                                          Investment Services (since 1996);
London, England                                             Chief Executive Deutsche Asset
(age 39)                                                    Management Investment Services (since
                                                            1999); Director, Deutsche Asset
                                                            Management, Inc (1991-1996)
                                                            Morgan Grenfell International Funds
                                                            Mgmt (1995-1999), and Morgan
                                                            Grenfell & Co. (since 1985).
-------------------------------------------------------------------------------------------------------
David W. Baldt                     Vice President           Managing Director of Active Fixed
150 S. Independence Sq.                                     Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                   Inc. (since 1989).
(age 50)
-------------------------------------------------------------------------------------------------------
James H. Grifo                     Vice President           Managing Director and Executive Vice
150 S. Independence Sq.                                     President, Deutsche Asset
W. Philadelphia, PA 19106                                   Management, Inc. (since 1996); Senior
(age 48)                                                    Vice President, GT Global Financial
                                                            (1990 - 1996).
-------------------------------------------------------------------------------------------------------
Amy M. Olmert (1)(3)               Treasurer, Chief         Vice President, Deutsche Asset
One South Street                   Financial Officer        Management Americas (since 1999);
Baltimore, MD  21202                                        Vice President, BT Alex. Brown Inc.
(age 36)                                                    (1997-1999); Senior Manager,
                                                            PricewaterhouseCoopers LLP
                                                            (1988-1997).
-------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                   Secretary                Principal, Deutsche Asset Management
One South Street                                            Americas (since 1999); Director,
Baltimore, MD  21202                                        Deutsche Bank Alex. Brown
(age 45)                                                    Incorporated and Investment Company
                                                            Capital Corp. (since 1998); Assistant
                                                            General Counsel, Office of
-------------------------------------------------------------------------------------------------------


                                   Page -39-

-----------------------------------------------------------------------------------------------------
Name and Address                   Positions with Trust    Principal Occupation During Past
                                                           Five Years
-----------------------------------------------------------------------------------------------------
                                                           the General Counsel, United States
                                                           Securities and Exchange Commission
                                                           (1993-1998).
-----------------------------------------------------------------------------------------------------

1  Member of the Trust's Pricing Committee.
2  Member of the Trust's Audit Committee.
3  Member of the Trust's Dividend Committee.

Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.

Messrs. Jones, Freeman and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of February 17, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund other than Smaller Companies Fund and Micro Cap Fund. On such date, the Trustees and officers of the Trust owned, as a group, approximately 2.1% of the outstanding shares of Smaller Companies Fund and 1.4% of the outstanding shares of Micro Cap Fund, respectively.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 1999:

--------------------------------------------------------------------------------
                      Pension or Retirement
Name of Trustee       Benefits Accrued as Part of    Aggregate Compensation from
                      Fund Expenses                  the Trust/Complex*
--------------------------------------------------------------------------------

                                   Page -40-

--------------------------------------------------------------------------------
Paul K. Freeman                    $0                          $22,750
--------------------------------------------------------------------------------
Graham E. Jones                    $0                          $24,750
--------------------------------------------------------------------------------
William N. Searcy                  $0                          $25,750
--------------------------------------------------------------------------------
Hugh G. Lynch                      $0                          $21,750
--------------------------------------------------------------------------------
Edward T. Tokar                    $0                          $21,750
--------------------------------------------------------------------------------


* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Effective October 6, 1999, the investment adviser to each Fund, Morgan Grenfell Inc. changed its name to Deutsche Asset Management, Inc. Deutsche Asset Management, Inc., 885 Third Avenue, New York, New York, acts as the investment adviser to each Fund pursuant to the terms of Management Contracts, dated December 28, 1994, August 7, 1996 and January 30, 1997 (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the
Adviser.   Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          ----------------------------------------------------------------
          Fund                                                Annual
                                                              Rate
          ----------------------------------------------------------------
          Municipal Bond Fund                                 0.40%
          ----------------------------------------------------------------
          Short-Term Municipal Bond Fund                      0.40%
          ----------------------------------------------------------------
          Fixed Income Fund                                   0.40%
          ----------------------------------------------------------------
          Short-Term Fixed Income Fund                        0.40%
          ----------------------------------------------------------------
          High Yield Bond Fund                                0.50%
          ----------------------------------------------------------------
          Smaller Companies Fund                              1.00%
          ----------------------------------------------------------------
          Micro Cap Fund                                      1.50%
          ----------------------------------------------------------------


                                   Page -41-

Each Fund's advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed for the 16-month period from each Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. These contractual fee waivers may only be changed by the Fund's Board of Trustees. For the fiscal year ended October 31, 1999, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund each paid the Adviser net advisory fees of $5,004,754, $2,598,550, $96,835, $343,523,
$1,232,710 and $63,602 , respectively. For the fiscal year ended October 31, 1998, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Micro Cap Fund each paid the Adviser net advisory fees of $4,688,049, $1,734,753, $2,407, $45,706,
$119,581 and $138,127, respectively. During the fiscal period ended October 31, 1998, Smaller Companies Fund paid no advisory fees. For the fiscal period ended September 30, 1999, Micro Cap Fund paid the Adviser net advisory fees of $225,700. During the fiscal period ended October 31, 1997, Fixed Income Fund and Municipal Bond Fund each paid the Adviser net advisory fees of $3,171,809 and $977,638, respectively. During the fiscal period ended October 31, 1997, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Smaller Companies Fund and Micro Cap Fund paid no advisory fees.

Each Management Contract between Deutsche Asset Management, Inc. and the Trust, was most recently approved on November 18, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. Each Management Contract will continue in effect, with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Adviser may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                                   Page -42-

In the management of the Funds and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

Deutsche Asset Management, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. Deutsche Asset Management, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of October 31, 1999, Deutsche Asset Management, Inc. managed approximately $12.6 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.

PORTFOLIO TURNOVER

It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each other Fund will not exceed 175%. The higher portfolio turnover rates of these Funds may result from their respective portfolio management strategies. These Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 1999, the portfolio turnover rates for Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund were 157%, 27%, 142%, 64%, 180% and 105% respectively. For the fiscal period ended September 30, 1999, the portfolio turnover rate for Micro Cap Fund was 115%. For the fiscal period ended October 31, 1998, the portfolio turnover rates for Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Smaller Companies Fund and Micro Cap Fund were 122%, 42%, 98%, 26%, 131%, 108% and 85%, respectively.

                                   Page -43-

THE ADMINISTRATOR

Deutsche Asset Management, Inc. (the "Administrator"), 150 South Independence Square West, Philadelphia, PA 19106, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds; 0.22% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expense Information tables in the prospectus. For the fiscal year ended October 31, 1999, Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund paid the Administrator administration fees of $1,501,426, $29,051, $779,565, $103,057, $295,872 and $13,993, respectively. For the fiscal period ended September 30, 1999, Micro Cap Fund paid the Administrator administration fees of $33,104.

Prior to November 1, 1998, SEI Financial Management Corporation was the Administrator for the Funds. For the fiscal period ended October 31, 1998, Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Smaller Companies Fund and Micro Cap Fund paid the Administrator administration fees of $941,106, $60,177, $331,733, $60,177, $26,888, $60,177 and $57,677, respectively. For the fiscal period ended October 31, 1997, Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Smaller Companies Fund and Micro Cap Fund paid the Administrator administration fees of $901,672, $60,000, $295,813, $60,000, $60,000 and $23,000, respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for

                                   Page -44-
portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Adviser; (x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares, including Institutional shares, of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Funds.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 19, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody

                                   Page -45-
agreement with the Trust, the Custodian (i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Funds.

                                 SERVICE PLAN
                           (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

As compensation for such services, each Service Organization of the funds is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the Service Plans and the purpose for which such expenditures were made. In the Trustees' services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers

                                   Page -46-
of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.
Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a

                                   Page -47-
plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is

                                   Page -48-
exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for the Smaller Companies Fund approximately $10,562 and for the Micro Cap Fund approximately $26,796.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

                                   Page -49-

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. During the fiscal years ended October 31,1997 and 1998, no Fund paid any brokerage commissions to any Affiliated Broker. For the fiscal period ended October 31, 1999, the Micro Cap Fund paid brokerage commissions in the amount of $894 to Bankers Trust Company, an Affiliated Broker. This represents 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 3% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the Smaller Companies Fund paid brokerage commissions in the amount of $258 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 1997, 1998 and 1999 Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund paid no brokerage commissions. For the fiscal periods ending October 31, 1998 and 1999, High Yield Bond Fund paid no brokerage commissions. For the fiscal years ended October 31, 1997, 1998 and 1999, Smaller Companies Fund paid aggregate brokerage commissions of $7,708, $11,892 and $10,707, respectively. For the fiscal periods ended October 31, 1997, 1998 and 1999, Micro Cap Fund paid aggregate brokerage commissions of $7,337, $28,211 and $32,822, respectively.

                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are distributed by ICC Distributors, Inc., the Distributor. The Funds offer two classes of shares, Institutional and Investment shares. General information on how to buy shares of the Funds is set forth in "Managing Your Investment" in each Fund's Prospectus. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest

                                   Page -50-
through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method

                                   Page -51-
provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Funds' net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the Institutional share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                                   Page -52-

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

From time to time, the Fixed Income Fund, the Short-Term Fixed Income Fund, the High Yield Bond Fund and each Municipal Fund may advertise its yield and (in the case of the Municipal Funds) its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for Investment shares and Institutional shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of Institutional shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                a-b
YIELD  =  2 [ ( ---- + 1 ) 6 - 1 ]
                 cd

Where:   a   =   dividends and interest earned by the Fund during the period;

         b   =   net expenses accrued for the period;

         c   =   average daily number of shares outstanding during the period entitled to receive dividends; and

         d   =   maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 30-day period ended October 31, 1999, the yields for Institutional shares of the Fixed Income Fund, the Municipal Bond Fund, the Short-Term Fixed Income Fund, the Short-Term Municipal Bond Fund and the High Yield Bond Fund were 6.79%, 5.71%, 6.50%, 4.84% and 13.01%, respectively. If the expense limitations for these Funds had not been in effect during this period, the yields for Institutional shares of these Funds would have been 6.79%, 5.17%, 6.44%, 4.82% and 13.00%, respectively. For the same period, the tax-equivalent yields for Institutional shares of the Municipal Bond Fund and the Short-Term Municipal Bond Fund were

                                   Page -53-

8.56% and 8.01%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the expense limitations for these Funds had not been in effect during this period, the tax-equivalent yields for Institutional shares of these Funds would have been 8.56% and 7.98%, respectively, assuming the same Federal Income Tax bracket.

For the 30-day period ended October 31, 1999, the yields for the Investment shares of the Fixed Income Fund, the Municipal Bond Fund, the Short-Term Municipal Bond Fund and the High Yield Bond Fund were 6.54%, 4.93%, 4.59% and 12.76%, respectively. If the expense limitations described in the Prospectus for this Fund had not been in effect during this period, the yield for Investment shares of the Fixed Income Fund, the Municipal Bond Fund, the Short-Term Municipal Bond Fund and the High Yield Bond Fund would be 6.54%, 4.93%, 4.57%, and 12.75%, respectively. For the same period, the tax-equivalent yields for Investment shares of the Municipal Bond Fund and the Short-Term Municipal Bond Fund were 8.16% and 7.60%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the expense limitations described in the Prospectus for this Fund had not been in effect during this period, the tax-equivalent yields for Investment shares of this Fund would have been 8.16% and 7.57%, respectively, assuming the same Federal Income Tax bracket.

TOTAL RETURN

Average annual total return is calculated separately for Investment shares and Institutional shares of a Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

            ERV
T  =  [  (  ---  )  1/n  - 1  ]
             P

Where:    T  =      average annual total return,

        ERV  =      ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P  =      hypothetical initial payment of $1,000; and

          n  =      period covered by the computation, expressed in years.

Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =  [(     ERV     )     - 1] P

                                   Page -54-

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

For the fiscal year ended October 31, 1999, the average annual total return of Institutional shares of Fixed Income Fund, Municipal Bond Fund, Short-Term
Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund were 0.86%, -0.78%, 4.49%, 1.33%, 16.54% and 25.03%, respectively. For the fiscal period ended September 30, 1999, the average annual total return of Institutional shares of Micro Cap Fund were 65.67%. For the five-year period ended October 31, 1999, the average annual total returns of Institutional shares of Fixed Income Fund and Municipal Bond Fund were 7.75% and 6.15%, respectively. For their respective periods from commencement of operations to October 31, 1999, the average annual total returns of Institutional shares of Fixed Income Fund, Municipal Bond Fund, Short-Term
Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund were 7.35%, 7.16%, 6.05%, 5.16%, 4.48% and 13.81%, respectively. For the period ended September 30, 1999, the average annual total return of Institutional shares of Micro Cap Fund were 20.64%. If expense limitations for the above Funds had not been in effect during the indicated periods, the total returns for Institutional shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

For the fiscal year ended October 31, 1999, the average annual returns for Investment shares of Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Smaller Companies Fund and
Micro Cap Fund were 0.65%, -1.01%, 1.08%, 16.07%, 24.75% and 65.74%, respectively. For their respective periods from commencement of operations for Investment shares to October 31, 1999, the average annual total returns for Investment shares of Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund were
3.43%, 2.89%, 3.06%, 14.42% and 6.50%, respectively. For the fiscal period ended September 30, 1999, the average annual returns for Investment shares of Micro Cap Fund were 65.74%. For the period from commencement of operations for Investment shares to September 30, 1999, the average annual total returns for Micro Cap Fund were 16.66%. If the expense limitations described in each Prospectus for the above Funds had not been in effect during the indicated periods, the total returns of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total

                                   Page -55-
return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Funds' portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Funds to calculate their performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more

                                   Page -56-
issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the

                                   Page-57-
following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Funds other than the Municipal, Fixed Income and Short-Term Fixed Income Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital

                                   Page -58-
gains, and the deductibility of losses is subject to certain limitations. The applicable Funds may limit and/or manage their holdings in passive foreign investment companies or make an available election to minimize their tax liability or maximize their return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

The High Yield Bond Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds anticipate that they generally will not be entitled to elect to pass through such foreign taxes to their shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to U.S. tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the Municipal Funds therefore do not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal

                                   Page -59-
tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Municipal Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage each Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders. At October 31, 1999 the following Funds had available realized capital losses to offset future net capital gains: (and, in the case of Micro Cap Fund, September 30,1999)
                                                               Expiration

                                   Page -60-

                                                                   Date
                                                           ---------------------

Municipal Bond Fund                       $   150,144              10/31/2007
Fixed Income Fund                           7,769,404              10/31/2007
Short-Term Municipal Bond Fund                144,583         10/31/2005-2007
Short-Term Fixed Income Fund                   15,249              10/31/2007
High Yield Bond Fund                        4,781,756         10/31/2006-2007
Smaller Companies Fund                        127,538         10/31/2006-2007
Micro Cap Fund                              1,267,724              10/31/2007



U.S. SHAREHOLDERS--DISTRIBUTIONS

A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that such Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as "exempt-interest dividends." The portions of such exempt-interest dividends, if any, derived from interest on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For U.S. federal income tax purposes, distributions by the Funds other than the Municipal Funds, as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund, including the Municipal Funds, for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, dividends, taxable interest, income from repurchase agreements, certain interest from interest rate swaps and income from securities loans; accrued, recognized market discount; a portion of the discount on certain stripped tax-exempt obligations and their coupons; and net short-term capital gain (in excess of net long-term capital loss) from the sale of investments or options or futures transactions or the disposition of rights to when-issued securities prior to issuance. Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, dividends paid by Funds other than the Equity Funds will generally not qualify for the dividends received deduction, and some of the dividends paid by the Equity Funds also may

                                   Page -61-
not qualify for the deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by any Fund, including the Municipal Funds, if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Municipal Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. Each Municipal Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Municipal Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference
income earned during the period of their investment in the Fund.   Different tax
treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of any Fund with a tax holding period of six

                                   Page -62-
months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains, but not including exempt-interest dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends will be exempt-interest dividends.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

                                   Page -63-

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and thirteen additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: Investment shares and Institutional shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund.
Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the

                                   Page -64-
outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of December 17, 1999, the following shareholders owned the following respective percentages of the outstanding Institutional shares of the Fixed Income Fund, the Municipal Bond Fund, the Short-Term Municipal Bond Fund, the Short-Term Fixed Income Fund, the High Yield Bond Fund, the Smaller Companies Fund and the Micro Cap Fund:


--------------------------------------------------------------------------------------------------------------------
                                                                                             Percentage of
Fund                               Shareholder Name and Address                              Outstanding Shares of
                                                                                             the Fund
--------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                  San Mateo County Employees Retirement Association, 702    11.089%
                                   Marshall Street, Suite 280 Redwood City, CA 94063-1823
--------------------------------------------------------------------------------------------------------------------
                                   Donaldson Lufkin & Jenrette SECS Corp, P.O. Box 2052,     6.432%
                                   Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co Inc., Special Custody Account,        5.514%
                                   Mutual Funds Department, 101 Montgomery St., San
                                   Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                Charles Schwab & Co Inc., Special Custody Account,        61.030%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
                                   Batrus & Co, c/o Bankers Trust Co, P.O. Box 9005,         5.909%
                                   Church Street Station, New York, NY 10006
--------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund     Charles Schwab & Co Inc., Special Custody Account,        59.501%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
Short-Term Fixed Income Fund       Independence Trust Company, Cash Account, P.O. Box        34.200%
                                   662188, Franklin, TN 37058-2188
--------------------------------------------------------------------------------------------------------------------
                                   First Union National Bank, Cash/Reinvest Acct, Acct       15.795%
                                   #988688883, 1525 W Wt Harris Blvd #NC1151, Charlotte,
                                   NC 28262-8522
--------------------------------------------------------------------------------------------------------------------
                                   Batrus & Co, c/o Bankers Trust Co, P.O. Box 9005,         8.179%
                                   Church Street Station, New York, NY 10006
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund               Bost & Co, A/C NYXF 1703802, FBO Bell Atlantic Mster      72.019%
                                   Trust Mutual Fund Operations, P.O. Box 3198,
                                   Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------------------------------------------



                                   Page -65-

-------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of
Fund                               Shareholder Name and Address                                Outstanding
                                                                                               Shares of the Fund
-------------------------------------------------------------------------------------------------------------------

                                   Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------------------------
Smaller Companies Fund             Morgan Grenfell Capital Management Inc., 885 Third Ave      64.056%
                                   32nd Fl, New York, NY 10022-4834
-------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities, Inc., C/F 360-01618-83, 1251      13.418%
                                   6/th/ Ave, New York, NY 10020-1104
-------------------------------------------------------------------------------------------------------------------
Micro Cap Fund                     Charles Schwab & Co, Inc., Special Custody Account,         48.047%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                   Morgan Grenfell Capital Management Inc., 885 Third Ave      18.318%
                                   32nd Fl, New York, NY 10022-4834
-------------------------------------------------------------------------------------------------------------------
                                   Currie & Co, c/o Fiduciary Trust Company Intl, P.O. Box     11.155%
                                   3199, Church Street Station, New York, NY 10008-3199
-------------------------------------------------------------------------------------------------------------------
                                   National Financial Services Corp for the Exclusive          6.346%
                                   Benefit of Our Customers, ATTN Mutual FDS-No Loads,
                                   5/th/ Fl, 20 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003
-------------------------------------------------------------------------------------------------------------------


As of February 24, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the following funds:


-------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of
Fund                               Shareholder Name and Address                                Outstanding Shares
of
                                                                                               the Fund
-------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                  National Financial Services Corp for the Exclusive          78.906%
Investment Shares                  Benefit of our Customers, ATTN Mutual FDS - No Loads,
                                   5/th/ Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003
-------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co, Inc., Special Custody Account,         20.134%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                National Financial Services Corp for the Exclusive          87.417%
Investment Shares                  Benefit of our Customers, ATTN Mutual FDS, No Loads,
                                   5/th/ Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003
-------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co, Inc., Special Custody Account,         7.579%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund     National Investor Services Corp for Exclusive Benefit       99.469%
Investment Shares                  of Customers, 55 Water St., Fl 32, New York, NY 10041-
-------------------------------------------------------------------------------------------------------------------


                                   Page -66-

---------------------------------------------------------------------------------------------------------

                                3299
---------------------------------------------------------------------------------------------------------
High Yield Bond Fund            National Financial Svcs Corp for the Exclusive Benefit          64.495%
Investment Shares               of our Customers, ATTN  Mutual FDS - No Loads - 5/th/
                                Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                10281-1003
---------------------------------------------------------------------------------------------------------
                                Charles Schwab & Co, Inc., Special Custody Account,             33.7660%
                                Mutual Funds Department, 101 Montgomery Street, San
                                Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------
Smaller Companies Fund          National Financial Svcs Corp for Exclusive Benefit of           90.918%
Investment Service              our Customers, Sal Vella, 200 Liberty St, New York, NY
                                10281-1000
---------------------------------------------------------------------------------------------------------
                                Charles Schwab & Co, Inc., Special Custody Account,             9.067%
                                Mutual Funds Department, 101 Montgomery Street, San
                                Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------
Micro Cap Fund                  Charles Schwab & Co, Inc., Special Custody Account,             93.751%
Investment Shares               Mutual Funds Department, 101 Montgomery Street, San
                                Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------
                                National Investor Services Corp for Exclusive Benefit           5.498%
                                of Customers, 55 Water St., Fl 32, New York, NY 10041-3299
---------------------------------------------------------------------------------------------------------


SHAREHOLDER AND TRUSTEE LIABILITY


The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful

                                   Page -67-
misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of each Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                            ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Funds' independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                             FINANCIAL STATEMENTS

The audited financial statements for the Micro Cap Fund for the year ended September 30, 1999 and the audited financial statements for the other Funds for the year ended October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's independent accountants, as experts in accounting and auditing.

                                   Page -68-

The financial statements of the Funds for the periods ended on and prior to October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information from the 1999 Annual Report to Shareholders of the Micro Cap Fund for the year ended September 30, 1999 (filed electronically on November 29, 1999, file no. 811-08006; accession no. 0000912057-99-007643) and the 1999 Annual Report to Shareholders of the other Funds for the year ended October 31, 1999 (filed electronically on December 30, 1999; file no. 811-08006; accession no. 0000912057-99-011088), and will be attached to each copy of such Statement of Additional Information that is distributed.

                                   Page -69-

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The rating descriptions set forth below are believed to be the most recent rating descriptions available from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's), Duff & Phelps, Inc. ("Duff") and Fitch IBCA Investors Service ("Fitch IBCA") at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

I.   LONG-TERM DEBT RATINGS

MOODY'S

     Description of four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security's ranking within the category):

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, ie:, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                   Page -70-

STANDARD & POOR'S (1)

     Description of the four highest long-term debt ratings by Standard & Poor's (Standard & Poor's may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within the classification):

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

DUFF

     Description of the four highest long-term debt ratings by Duff (Duff may apply a plus or minus to show relative standing within a rating category):

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB: Investment grade. Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

FITCH IBCA

     Description of the four highest long-term ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                   Page -71-

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

II.  SHORT-TERM DEBT RATINGS

     Short-term debt ratings may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit.

Moody's description of its highest short-term debt rating:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     - Leading market positions in well established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternative liquidity.

Standard & Poor's description of its highest short-term debt rating:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

                                   Page -72-

III.    SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

     Moody's description of its two highest short-term loan / municipal note ratings:

MIG-1/VMIG-1 This description denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's description of its two highest municipal note ratings:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                   Page -73-

                                  APPENDIX B

                  THE ADVISER'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for Micro Cap Fund and a composite of accounts managed by the Micro Cap Equity Team of Deutsche Asset Management, Inc. (the "Adviser" or "DAMI") in accordance with the Micro Cap investment strategy (the "DAMI Micro Cap Composite"). For comparison purposes, performance information is also shown for Micro Cap Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the U.S. equity market. In contrast, Micro Cap Fund's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of U.S. equity market.

Each of the Adviser's discretionary, microcap accounts (other than Micro Cap Fund, which commenced operations on December 18, 1996) is included in the DAMI Micro Cap Composite. These accounts had the same investment objective as Micro Cap Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for Micro Cap Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the DAMI Micro Cap Composite are sufficiently comparable to Micro Cap Fund to make the performance data listed below relevant to prospective investors.

The investment results presented on the next page for the DAMI Micro Cap Composite includes the Micro Cap Fund's investment results and are not intended to predict or suggest the returns that will be experienced by Micro Cap Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DAMI Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the DAMI Micro Cap Composite might have been lower.

The investment results of the DAMI Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the highest investment advisory fee charged to any account included in the Composite (2.00% for periods prior to October 1, 1993 and 1.50% for subsequent periods). Micro Cap Fund's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any account included in the DAMI Micro Cap Composite. As a result, it is expected that fees and expenses will reduce Micro Cap Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DAMI Micro Cap Composite.


                        PERFORMANCE OF MICRO CAP FUND

-------------------------------------------------------------------------------
  TOTAL RETURN FOR YEAR ENDED                     77.53%
-------------------------------------------------------------------------------


                                   page -74-

-------------------------------------------------------------------------------
  DECEMBER 31, 1999
-------------------------------------------------------------------------------
  ANNUALIZED TOTAL RETURN FOR PERIOD FROM         29.41%
  DECEMBER 18, 1996 TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                 INVESTMENT TRUST

                                  Micro Cap Fund

            Performance of DAMI Micro Cap Composite And Russell 2000

                          AVERAGE ANNUAL TOTAL RETURN

                            DAMI MICRO CAP COMPOSITE


--------------------------------------------------------------------------------
     YEAR                        (NET OF FEES)                RUSSELL 2000
--------------------------------------------------------------------------------
     1999                            75.30                        43.09
--------------------------------------------------------------------------------
     1998                             1.14                         1.23
--------------------------------------------------------------------------------
     1997                            20.53                        12.95
--------------------------------------------------------------------------------
     1996                            52.70                        11.26
--------------------------------------------------------------------------------
     1995                            56.38                        31.04
--------------------------------------------------------------------------------
     1994                            15.39                         2.43
--------------------------------------------------------------------------------
     1993                            20.28                        13.36
--------------------------------------------------------------------------------
     1992                             5.58                         7.77
--------------------------------------------------------------------------------
     1991                            77.47                        51.19
--------------------------------------------------------------------------------
     1990                             0.50                        17.41
--------------------------------------------------------------------------------
  ANNUALIZED TOTAL RETURN FOR        22.01                        12.29
  PERIOD FROM DECEMBER 31,
  1987 TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                   Page -75-

                               INVESTMENT TRUST
                               One South Street
                              Baltimore, MD 21202

                              INVESTMENT ADVISER
                        Deutsche Asset Management, Inc.
                               885 Third Avenue
                              New York, NY 10022

                                 ADMINISTRATOR
                        Deutsche Asset Management, Inc.
                      150 South Independence Square West
                       Philadelphia, Pennsylvania 19106

                                  DISTRIBUTOR
                            ICC Distributors, Inc.
                              Two Portland Square
                             Portland, Maine 04101

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                                TRANSFER AGENT
                           ICC Company Capital Corp.
                               One South Street
                           Baltimore, Maryland 21202

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                           New York, New York 100036

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              SERVICE INFORMATION
    Existing accounts, new accounts, prospectuses, Statements of Additional
                                  Information
                applications, and service forms--1-800-407-7301

                      Telephone Exchanges--1-800-407-7301

                          Share Price and Performance
                          Information--1-800-407-7301

                                   Page-76-

PART C.  OTHER INFORMATION
Item 23. EXHIBITS
Except as noted, the following exhibits are being filed herewith:
(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended./1/
(b).     Amended By-Laws of Registrant./1/
(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b))./1/
(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund./1/
(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund./1/
(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund./1/
(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund./2/
(d)(5). Form of Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund and High Yield Bond Fund./3/
(d)(6). Form of Management Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.) and Registrant, on behalf of Core Global Fixed Income Fund and Emerging Local Currency Debt Fund./3/
(d)(7). Form of Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund./4/
(d)(8). Form of Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund./7/
(e)(1). Distribution Agreement dated as of December 30, 1993 between SEI Financial Services Company and Registrant, on behalf of all of its series./5/
(e)(2). Form of Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series/7/
(f).     Not Applicable.

(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series./4/
(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series./4/
(h)(2). Transfer Agency Agreement dated as of December 30, 1993 between Supervised Service Company, Inc. and Registrant./2/
(h)(3). Transfer Agency Agreement dated as of December 28, 1994 between Supervised Service Company, Inc. and Registrant./2/
(h)(4). Accounting Agency Agreement dated as of September 8, 1998 between Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series./4/
(h)(5). Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund./4/
(h)(6). Form of Transfer Agency Agreement between Investment Company Capital Corp. and Registrant, on behalf of each of its series./7/
(i).     Not Applicable.
(j).     Consent of PricewaterhouseCoopers LLP.*
(k).     Not Applicable.
(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation./6/
(m).     Not Applicable.
(n).     Not Applicable.
(o).     Form of Amended Rule 18f-3 Plan./6/
(p).     Not Applicable.
(q).     Powers of Attorney (Jones, Lynch, Searcy, Tokar)/7/
-------------------
/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.
*    Filed herewith.
Item 24.  Persons Controlled By or Under Common Control With Registrant
The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION
Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

Item 27.  PRINCIPAL UNDERWRITER
(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Funds, Glenmede Fund, Inc. and Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

--------------------------------------------------------------------------------
Name and Principal Business    Position and Offices with  Positions and Offices
Address                        Underwriter                with Registrant
--------------------------------------------------------------------------------
John Y. Keffer                 President                  None
--------------------------------------------------------------------------------
Ronald H. Hirsch               Treasurer                  None
--------------------------------------------------------------------------------
Nanette K. Chern               Chief Compliance Officer   None
--------------------------------------------------------------------------------
David I. Goldstein             Secretary                  None
--------------------------------------------------------------------------------
Benjamin L. Niles              Vice President             None
--------------------------------------------------------------------------------
Frederick Skillin              Assistant Treasurer        None
--------------------------------------------------------------------------------
Marc D. Keffer                 Assistant Secretary        None
--------------------------------------------------------------------------------

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, Inc., 885 Third Avenue, New York, New York 10022. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on February 28, 2000.

                         MORGAN GRENFELL INVESTMENT TRUST

                         By: /s/ Richard T. Hale
                         -----------------------------------
                         Richard T. Hale
                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


       Signatures                        Title                   Date
       ----------                        -----                   ----

     /s/ Richard T. Hale           President and Chief      February 28 2000
-------------------------------    Executive Officer
     Richard T. Hale

     /s/ Amy M. Olmert             Chief Financial Officer  February 28, 2000
-------------------------------
     Amy M. Olmert

                                   Trustee                  February 28, 2000
-------------------------------
     Paul K. Freeman

     /s/ Graham E. Jones*          Trustee                  February 28, 2000
-------------------------------
     Graham E. Jones

     /s/ Hugh G. Lynch*            Trustee                  February 28, 2000
-------------------------------
     Hugh G. Lynch

     /s/ William N. Searcy*        Trustee                  February 28, 2000
-------------------------------
     William N. Searcy

     /s/ Edward T. Tokar*          Trustee                  February 28, 2000
-------------------------------
     Edward T. Tokar


*By: /s/ Daniel O. Hirsch                     Dated: February 28, 2000
     --------------------
     Daniel O. Hirsch
     Power-of-Attorney

      EX-23
          2
             EX-23(J) CONSENT OF INDEPENDENT ACCOUNTANTS




                                                                   Exhibit 23(j)

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 24, 1999, relating to the financial statements and financial highlights of Morgan Grenfell Micro Cap Fund and our report dated December 20, 1999, relating to the financial statements and financial highlights of Morgan Grenfell Investment Trust, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, New York
February 25, 2000